UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Warrior Met Coal, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

March 14, 2022
To Our Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders of Warrior Met Coal, Inc. to be held at 9:00 a.m. (Central Time), on Tuesday, April 26, 2022. This year we will be conducting the annual meeting online via live webcast for the safety of our stockholders and other attendees. Details regarding how to participate in the virtual annual meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
We have elected to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the annual meeting.
Your vote, whether in attendance on April 26, 2022 or by proxy, is important. Please review the instructions on each of your voting options described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and the Notice of Internet Availability of Proxy Materials you received in the mail. Even if you plan to participate in the virtual annual meeting, I urge you to submit your vote by proxy as soon as possible to ensure that your shares are represented and voted at the annual meeting.
Thank you for your continued support of Warrior Met Coal, Inc.
Sincerely,
Stephen D. Williams
Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
WARRIOR MET COAL, INC.
Date:
Tuesday, April 26, 2022
Time:
9:00 a.m. (Central Time)
Virtual Attendance Only
Business of the Annual Meeting of Stockholders
Instructions on how to participate in the virtual annual meeting can be found at www.edocumentview.com/HCC. The annual meeting of Warrior Met Coal, Inc. (the “Company”) is being held for the following purposes:
(1)
To elect five director nominees to the Board of Directors;

(2)
To hold an advisory vote on the compensation of the Company’s named executive officers (the “NEOs”);

(3)
To approve the amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) in order to effect an additional three-year extension to the transfer restrictions designed to avoid imposition of limitations on the utilization of the Company’s net operating losses (“NOLs”) and our deferred tax assets (the “382 Transfer Restriction Provisions”), pursuant to sections 382 and 383 of the Internal Revenue Code;

(4)
To ratify an amendment to the Section 382 Rights Agreement, between the Company and Computershare Trust Company, N.A. (“Amendment No. 1 to the Section 382 Rights Agreement”);

(5)
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022;

(6)
To consider, if properly presented at the annual meeting, a non-binding stockholder proposal concerning majority voting in uncontested director elections; and

(7)
To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The Board of Directors recommends that you vote FOR each of the five director nominees; FOR the approval on an advisory basis of the compensation of the NEOs; FOR the amendment to the Company’s Certificate of Incorporation in order to provide an additional three-year extension for the 382 Transfer Restriction Provisions; FOR the ratification of Amendment No. 1 to the Section 382 Rights Agreement; FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and AGAINST the non-binding stockholder proposal concerning majority voting in uncontested director elections.
Only stockholders who owned shares of our common stock at the close of business on March 4, 2022 are entitled to notice of and to vote at this annual meeting or any adjournments or postponements that may take place.

i

You will be able to attend and participate in the annual meeting online, vote your shares electronically, access our stock list and submit your questions during the meeting by visiting www.meetnow.global/MV5FKK9. In order to participate, you will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card if you request a hard copy of the proxy materials. If you hold your shares through an intermediary, such as a bank or broker, and do not have a control number, you must register by 4:00 p.m. (Central Time), on April 21, 2022 by following the instructions outlined in this Proxy Statement. There is no physical location for the annual meeting.
Whether or not you plan to participate in the virtual annual meeting, we urge you to review these materials carefully, which are available at www.edocumentview.com/HCC, and to vote by one of the following means.
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By Internet:   Please follow the instructions on your Notice of Internet Availability of Proxy Materials or the proxy card. You will need the control number included on your Notice or proxy card to vote electronically.

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By Telephone:   From a touch-tone telephone, dial toll-free 1-800-652-VOTE (8683) and follow the recorded instructions. You will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card in order to vote by telephone.

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By Mail:   You may request from the Company a hard copy of the proxy materials, including a proxy card, by following the instructions on your Notice of Internet Availability of Proxy Materials. If you request and receive a proxy card, please mark your selections on the proxy card, date and sign your name exactly as it appears on the proxy card and mail the proxy card in the pre-paid envelope that will be provided to you. Mailed proxy cards must be received no later than April 25, 2022 in order to be counted for the annual meeting.

By Order of the Board of Directors
Kelli K. Gant
Chief Administrative Officer and Corporate Secretary
This Proxy Statement and the accompanying instruction form or proxy card are being made available on or about March 14, 2022.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, APRIL 26, 2022

This Proxy Statement, along with the accompanying Notice of Annual Meeting of Stockholders, contains information about the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Warrior Met Coal, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting on Tuesday, April 26, 2022 at 9:00 a.m. (Central Time). This year we will be conducting the Annual Meeting online via live webcast for the safety of our stockholders and other attendees.
You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, access our stock list and submit your questions during the meeting by visiting www.meetnow.global/MV5FKK9. In order to participate, you will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card. If you hold your shares through an intermediary, such as a bank or broker, and do not have a control number, you must register by 4:00 p.m. (Central Time), on April 21, 2022 by following the instructions below under “General Information About the Annual Meeting — How do I register to attend the Annual Meeting virtually on the Internet?”
In this Proxy Statement, unless otherwise stated or indicated by context, the terms “Warrior Met Coal, Inc.,” the “Company,” “we,” “our” and “us” refer to Warrior Met Coal, Inc. and its subsidiaries.
This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting.
On or about March 14, 2022, we began sending a Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting.
We encourage all of our stockholders to vote prior to or during the Annual Meeting, and we hope the information contained in this document will help you decide how you wish to vote.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 26, 2022

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the Company’s 2021 Annual Report to Stockholders are available free of charge to view, print and download at www.edocumentview.com/HCC.

Additionally, you can find a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Investors” section of our website at www.warriormetcoal.com (under the “SEC Filings” link). You may also obtain a printed copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto, free of charge, from us by sending a written request to: Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
How can I participate in the Annual Meeting?
The Annual Meeting will take place on Tuesday, April 26, 2022 at 9:00 a.m. (Central Time). The Annual Meeting will be a virtual meeting of stockholders conducted exclusively by live webcast. No physical meeting will occur.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MV5FKK0. You also will be able to vote your shares online by attending the Annual Meeting by webcast. In order to participate, you will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card if you request a hard copy of the proxy materials. If you hold your shares through an intermediary, such as a bank or broker, and do not have a control number, you must register in advance by following the instructions outlined below.
The online meeting will begin promptly at 9:00 a.m. (Central Time). We encourage you to access the meeting prior to the start time, leaving ample time to check in.
How do I register to attend the Annual Meeting virtually on the Internet?
Participation in the virtual Annual Meeting is limited to stockholders of the Company and persons holding validly executed proxies from stockholders who owned our Common Stock as of the Record Date.
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
To register to attend the Annual Meeting online, you must submit proof of your proxy power (legal proxy) reflecting your Warrior Met Coal, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m. (Central Time), on April 21, 2022. You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Requests for registration should be directed to Computershare at the following:
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By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

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By mail: Computershare, Warrior Met Coal, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001

Who is entitled to vote at the Annual Meeting?
You are entitled to vote at the meeting if you were a holder of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on March 4, 2022 (the “Record Date”). Our Common Stock is our only authorized and issued voting security. Each share of Common Stock is entitled to one vote on each proposal presented during the Annual Meeting.
How many shares are eligible to vote?
On the Record Date there were 51,611,107 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting.

What will I be voting on?
You will be voting on the matters listed below (with the Board’s recommendations on each matter):
Items of Business	Board Recommendation	Page Reference
1. Elect the five director nominees named in this Proxy Statement	FOR	6
2. Non-binding advisory vote to approve the compensation of our NEOs	FOR	11
3. Amendment to the Company’s Certificate of Incorporation in order to effect an additional three-year extension to the 382 Transfer Restriction Provisions	FOR	12
4 Ratify Amendment No. 1 to the Section 382 Rights Agreement	FOR	19
5. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ended December 31, 2022	FOR	24
6. Non-binding stockholder proposal concerning majority voting in uncontested director elections	AGAINST	25
7. Consider any other business properly brought before the meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most stockholders of the Company hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
Stockholder of Record:   If your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc., you are considered the stockholder of record with respect to those shares, and the Notice of Annual Meeting of Stockholders is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the persons named as proxy holders, Stephen D. Williams and Kelli K. Gant, or to vote during the virtual Annual Meeting. If you request printed copies of the proxy materials, the Company will provide a proxy card for you to use. You may also vote by Internet or by telephone, as described below under the heading “How do I vote?”
Beneficial Owner:   If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you are invited to participate in the virtual Annual Meeting. You also have the right to direct your broker or nominee on how to vote these shares. Your broker or nominee should have enclosed a voting instruction form for you to direct your broker or nominee how to vote your shares. You may also vote by Internet or by telephone, as described below under “How do I vote?” However, shares held in “street name” may be voted during the virtual Annual Meeting by you only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
How do I vote?
You can vote your shares:
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by Internet by following the instructions on the Notice or the proxy card;

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by telephone at 1-800-652-VOTE (8683) by following the instructions on the Notice or the proxy card;

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by mail by completing, signing and returning the proxy card; or

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by Internet during the virtual Annual Meeting.

Please read the instructions on the Notice, the proxy card or the information sent by your broker, bank or nominee. Mailed proxy cards or voting instruction forms should be returned in the envelope provided to you with your proxy card or voting instruction form, and must be received prior to the Annual Meeting. Your vote is important and we strongly encourage you to vote your shares by following the instructions provided on the enclosed Notice or proxy card. Please vote promptly.
What do I do if my shares are held by a bank or brokerage firm?
If your shares are held by a bank or brokerage firm, your bank or broker will send you a separate package describing the procedure for voting your shares. You should follow the instructions provided by your bank or brokerage firm.
What is the quorum requirement?
The quorum requirement for holding the Annual Meeting and transacting business is the presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to be voted at such meeting. Abstentions and shares represented by “broker non-votes,” as described below, are counted as present and entitled to vote for the purpose of determining a quorum.
What level of stockholder vote is required to approve each proposal, what are the effects of abstentions and unmarked proxy cards, and is broker discretionary voting allowed?
Each share of our Common Stock is entitled to one vote with respect to each proposal. The votes required are summarized below:
Proposal	Vote Required for Approval	Effect of Abstentions	Broker Discretionary Voting Allowed(1)	Unmarked Signed Proxy Cards
1. Election of directors	The five director nominees who receive the greatest number of votes cast “for” their election will be elected.(2)	No effect	No	Voted “For” All Director Nominees
2. Non-binding advisory vote to approve the compensation of our NEOs	Majority of votes cast	No effect	No	Voted “For”
3. Amend the Company’s Certificate of Incorporation	Majority of shares outstanding	Counted as “Against”	No	Voted “For”
4. Ratify Amendment No. 1 to the Section 382 Rights Agreement	Majority of votes cast	No effect	No	Voted “For”
5. Ratification of the appointment of the independent registered public accounting firm	Majority of votes cast	No effect	Yes	Voted “For”
6. Non-binding stockholder proposal concerning majority voting in uncontested elections	Majority of votes cast	No effect	No	Voted “For”

(1)
If you are a beneficial owner whose shares are held of record by a broker or other NYSE member organization, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” Because broker non-votes are not voted affirmatively or negatively, they will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of Proposal 1. Because brokers are not entitled to vote on Proposals 2, 4 or 6, broker non-votes will have no effect on the outcome of these votes. Broker non-votes will be considered in determining the number of votes necessary for approval of Proposal 3 and, therefore, will have the effect of a vote “against” Proposal 3.

(2)
Pursuant to the Company’s Director Resignation Policy, an uncontested director is required to promptly tender to the Chairman of the Board of Directors an irrevocable contingent resignation in the event that the number of “withhold” votes with respect to such director’s election or re-election exceeds the number of “for” votes. The Nominating and Corporate Governance Committee of the Board is required to consider on an expedited basis such director’s tendered resignation and make a recommendation to the Board concerning the acceptance or rejection of the tendered resignation. The Board is required to take formal action on the committee’s recommendation expeditiously following receipt, and the Company will publicly disclose the Board’s decision and, if applicable, its reasoning for rejecting the tendered resignation.

Can I change my vote?
At any time before the Annual Meeting you may change your vote and revoke your proxy:
If you are a record holder, by:
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voting at a later time by telephone or the Internet before or during the Annual Meeting;

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delivering a properly signed proxy card with a later date that is received on or before April 25, 2022; or

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delivering written notice to our Corporate Secretary, provided such notice is received on or before April 25, 2022:

Kelli K. Gant
Warrior Met Coal, Inc.
16243 Highway 216
Brookwood, Alabama 35444.
If you hold through a broker, bank or other nominee, by:
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submitting voting instructions by contacting your bank, broker or other nominee; or

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otherwise complying with the instructions provided by your bank, broker or other nominee.

Participation in the virtual Annual Meeting itself will not revoke a proxy.
Only the latest validly executed proxy that you submit will be counted.
Who will count the votes?
Computershare, Inc., the Company’s transfer agent, will act as tabulator of the votes and a representative of Computershare will act as the Inspector of Election. The Inspector of Election shall have the authority to receive, inspect, electronically tally and determine the validity of the proxies received.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation by the Board. Additionally, we will forward to management any written comments you provide on a proxy card or through other means.
What happens if other matters come up during the Annual Meeting?
The matters described in this Proxy Statement are the only matters we know of that will be voted on during the Annual Meeting. If other matters are properly presented during the Annual Meeting and you are a stockholder of record and have submitted a completed proxy card or voting instruction form, the persons named in such proxy card or voting instruction form will vote your shares according to their best judgment.
Who pays for the proxy solicitation related to the Annual Meeting?
The cost of soliciting proxies will be borne by the Company. In addition to sending you these materials by mail and electronically, the Company may use the services of its officers and other employees of the Company who will receive no special compensation for their services but may be reimbursed for their out of pocket expenses to contact you personally, by telephone, electronically, in writing or in person. We will also reimburse banks, brokers and other fiduciaries for their reasonable costs in forwarding these materials to the beneficial owners of our Common Stock. The Company has engaged D.F. King & Co., Inc. to assist with the solicitation of proxies and expects to pay approximately $30,000 for these services, plus expenses.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results during the Annual Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final voting results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final results within four business days after the final results are known.
How do I obtain a separate set of proxy materials if I share an address with other stockholders?
To reduce expenses, in some cases, we are delivering one Notice or, where applicable, one set of the proxy materials, to certain stockholders who share an address, unless otherwise requested by one or more of the stockholders. For stockholders who request and receive hard copies of the proxy materials, a separate proxy card will be included with the proxy materials for each stockholder. For stockholders receiving a Notice, the Notice will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you have only received one Notice or one set of the proxy materials, you may request separate copies at no additional cost to you by calling us at (205) 554-6150 or by writing to us at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary. If you received a Notice and you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.
You may also request separate paper proxy materials or a separate Notice for future annual meetings by following the instructions in the Notice for requesting such materials, or by contacting us by calling or writing.
If I share an address with other stockholders of the Company, how can we get only one set of voting materials for future meetings?
You may request that we send you and the other stockholders who share an address with you only one Notice or one set of proxy materials by calling us at (205) 554-6150 or by writing to us at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary.

ITEMS OF BUSINESS REQUIRING YOUR VOTE
Proposal 1 — Election of Directors
Our Board of Directors
Our Certificate of Incorporation and Bylaws provide that our Board of Directors consists of a single class of directors and that the terms of office of the directors is one year from the time of their election until the next annual meeting of stockholders and until their successors are duly elected and qualified. In addition, our Certificate of Incorporation and Bylaws provide that, in general, vacancies on our Board may be filled by a majority of directors in office, even if less than a quorum, or by a sole remaining director (and not by the stockholders). Our Certificate of Incorporation provides that the authorized number of directors will be not less than seven nor more than ten, and the exact number of directors will be fixed from time to time exclusively by our Board pursuant to a resolution adopted by a majority of the whole Board. We currently have five directors; accordingly, there are two vacancies on the Board.
The Board of Directors has nominated the five individuals named in this proposal for election as directors to serve on our Board. Each nominee is currently a member of the Board. Directors elected at the Annual Meeting will be elected to hold office until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director.
Our Board of Directors seeks to ensure that the Board is composed of members whose experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and the laws and stock exchange rules that govern its affairs. We have no minimum qualifications for director candidates. In general, however, our Board will review and evaluate both incumbent and potential new directors in an effort to achieve diversity of skills and experience among our directors and in light of the following criteria:
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breadth of knowledge regarding our business or industry;

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high-level managerial experience in large organizations;

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specific skills, experience or expertise related to an area of importance to us, such as energy production, consumption, distribution or transportation, government, policy, finance or law;

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whether the candidate would be considered independent;

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moral character and integrity;

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commitment to our stockholders’ interests;

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ability to provide insights and practical wisdom based on experience and expertise;

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ability to read and understand financial statements; and

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ability to devote the time necessary to carry out the duties of a director, including attendance at meetings and consultation on company matters.

Our Board of Directors has no specific requirements regarding diversity but believes that its membership should reflect a diversity of experience, gender, race, ethnicity, sexual orientation and age. Our Board is currently 20% female and 20% racially and/or ethnically diverse. In assessing the experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and Board of Directors to conclude that each director has the appropriate qualifications to serve as a director of the Company, the Board focused on the information discussed in each of the director nominees’ individual biographies set forth on pages 7 through 9 of this Proxy Statement. Our Nominating and Corporate Governance Committee and Board also considered a number of competencies that they believe each director nominee demonstrates, including a reputation for integrity and honesty, prominence in the businesses, institutions or professions each serves, an ability to exercise sound and independent business judgment, relevant knowledge about the issues affecting the Company’s business and industry, and a commitment of service to the Company and the Board.

In evaluating the suitability of the director nominees for re-election, our Nominating and Corporate Governance Committee also considered the director’s past performance, including attendance at meetings and participation in and contributions to the activities of the Board and its committees, as applicable.
Our Board is composed of active and former executives of major corporations, and individuals with experience in international business, energy and natural resources, operations and finance. As such, the members of our Board have a deep working knowledge of matters common to large companies publicly traded in the United States, including experience with corporate governance, financial statement preparation, compensation determinations, regulatory compliance, public affairs and legal matters applicable to a Delaware corporation listed on the NYSE. In addition, a number of our directors also serve or have previously served on the boards of directors of one or more other publicly traded companies. The Board believes that the Company benefits from the experiences gained by its members from serving on those boards.
Information about the Nominees for Election
Set forth below are the biographies of each of the director nominees, including their names, ages, offices in the Company, if any, principal occupations or employment for at least the past five years, the length of their tenure as directors, and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this Proxy Statement that each person listed below should serve as a director is set forth below. The stock ownership with respect to each director nominee is set forth in the “Security Ownership of Certain Beneficial Owners and Management” table on page 78.
Pursuant to the Company’s Director Resignation Policy, each of the director nominees is deemed to have agreed to promptly tender to the Chairman of the Board of Directors an irrevocable contingent resignation in the event that the number of “withhold” votes with respect to such director’s re-election exceeds the number of “for” votes (a “majority withheld vote”). If any director nominee receives a majority withheld vote at the Annual Meeting, the Nominating and Corporate Governance Committee of the Board of Directors will recommend to the Board, and the Board will determine, whether to accept or reject the resignation tendered by such individual. Following the Board’s decision, the Company will file a Current Report on Form 8-K with the SEC in order to disclose the decision and, if applicable, the Board’s reasoning for rejecting the tendered resignation.
Stephen D. Williams, age 58, has served as the Chairman of our Board of Directors since March 31, 2016. Mr. Williams served as the interim Chief Executive Officer of Coal Acquisition LLC, the predecessor of Warrior Met Coal, LLC, from November 2015 until March 2016. Mr. Williams has been a consultant at Stephen D. Williams Consulting since July 2015. He has extensive experience working as an executive in the coal industry. From January 2013 to February 2015, he was the Chief Executive Officer of Mechel Bluestone, Inc. Prior to that, he was the Chief Operating Officer of NRI, LLC, where he focused on coal acquisitions, from October 2010 to December 2012, and the Chief Operating Officer of INR Energy, LLC, a coal company, from October 2009 to August 2010. From August 2007 to September 2009, Mr. Williams was the Senior Vice President of North American Coal at Cliffs Natural Resources. Mr. Williams graduated from West Virginia University’s College of Mineral and Energy Resources with a Bachelor of Science degree in Mining Engineering, and received his Juris Doctor degree from West Virginia University’s College of Law.
Mr. Williams has considerable experience in all facets of multiple coal operations, including the operation of longwall coal mines. For this reason, the Board believes Mr. Williams is qualified to serve as a director.
Ana B. Amicarella, age 55, has served as one of our directors since August 2018. Ms. Amicarella has served as Chief Executive Officer of Ethos Energy, a leading independent turbine services provider, since December 2019. From 2014 to 2019, Ms. Amicarella served as Managing Director for the Latin American business of Aggreko plc (LSE listed under “AGK.L”), a rental business of mobile power plants and temperature control solutions. Previously, she served as Vice President of various business units from 2011 to 2013. Prior to joining Aggreko, Ms. Amicarella served in various executive leadership roles with General Electric Company (NYSE listed under “GE”), including as General Manager of North America Services with GE Oil & Gas from 2007 to 2011, General Manager of Optimization Services from 2002 to 2004, and General Manager of Sales Operations with GE Energy Services from 2000 to 2002. Ms. Amicarella has served on the board of directors of Forward Air Corporation (NASDAQ listed under “FWRD”) since July 2017. Ms. Amicarella graduated from The Ohio State University with a Bachelor of Science degree in Electrical Engineering and received her Master of Business Administration degree from Oakland University. She is also a certified Six Sigma Black Belt.
Ms. Amicarella has extensive knowledge of international operations and sales, as well as experience on a public company board. For these reasons, the Board believes Ms. Amicarella is qualified to serve as a director.
J. Brett Harvey, age 71, has served as one of our directors since April 2017, and was elected as our Lead Independent Director in February 2018. Mr. Harvey was the Chairman of CONSOL Energy Inc. from June 2010 to May 2016, where he also served as Executive Chairman from May 2014 to January 2015, Chief Executive Officer from January 1998 to May 2014, and President from January 1998 to February 2011. Prior to 1998, he was President and Chief Executive Officer of PacifiCorp Energy Inc. from 1995 to 1998 and served in several other management positions at PacifiCorp. Mr. Harvey has served on the boards of directors of Barrick Gold Corporation (NYSE listed under “GOLD”) since 2005 and Allegheny Technologies Incorporated (NYSE listed under “ATI”) since 2007. He served on the boards of directors of CNX Gas Corporation from 2004 to 2014 and CONSOL Energy Inc. (NYSE listed under “CEIX”) from 1998 to 2016. Mr. Harvey graduated from the University of Utah with a Bachelor of Science degree in Mining Engineering.
Mr. Harvey has significant oversight experience managing public companies, industry experience in natural resources markets and substantial corporate governance expertise through his years of service on multiple public company boards. For these reasons, the Board believes Mr. Harvey is qualified to serve as a director.
Walter J. Scheller, III, age 61, was appointed as our Chief Executive Officer and as one of our directors in March 2016. Mr. Scheller was the Chief Executive Officer of Walter Energy, Inc., a Delaware corporation (“Walter Energy”), from September 2011 to March 2016, when certain mining assets of Walter Energy were acquired by Warrior Met Coal, LLC, the predecessor of the Company. He served as President and Chief Operating Officer of Walter Energy’s primary subsidiary, Jim Walter Resources, Inc., from June 2010 to September 2011. Mr. Scheller served on the board of directors of Walter Energy from September 2011 to March 2016 (formerly NYSE listed under “WLT”). On July 15, 2015, Walter Energy and certain of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of Title 11 of the Bankruptcy Code. Prior to joining Walter Energy, he served as Senior Vice President — Strategic Operations of Peabody Energy Corporation (“Peabody”) from June 2006 to June 2010. Prior to his career at Peabody, Mr. Scheller worked for CNX Gas Corporation as Vice President and, prior to that, at CONSOL Energy Inc. where he held a number of executive and operational roles, the last of which was Vice President — Operations. Mr. Scheller graduated from West Virginia University with a Bachelor of Science degree in Mining Engineering, and received his Juris Doctor degree from Duquesne University and his Master of Business Administration degree from the University of Pittsburgh — Joseph M. Katz Graduate School of Business.
Mr. Scheller is the only officer of our Company who also serves as a director. With over 35 years of experience in the mining sector, Mr. Scheller has significant knowledge of the coal mining industry, as well as leadership, executive management and operational experience. For these reasons, the Board believes Mr. Scheller is qualified to serve as a director.
Alan H. Schumacher, age 75, has served as one of our directors since April 2017. Mr. Schumacher worked for 23 years at American National Can Corporation and American National Can Group, where he served as Executive Vice President and Chief Financial Officer from 1997 until his retirement in 2000, and Vice President, Controller and Chief Accounting Officer from 1985 to 1996. Mr. Schumacher has served on the boards of directors of Blue Bird Corporation (NASDAQ listed under “BLBD”) since 2008, EVERTEC, Inc. (NYSE listed under “EVTC”) since 2013 and Albertsons Companies, Inc. since March 2015. He also served as a director of other companies, including Quality Distribution, Inc. from 2004 to August 2015, Noranda Aluminum Holding Corporation (formerly NYSE listed under “NOR”) from 2008 to November 2016, and BlueLinx Holdings Inc. (NYSE listed under “BXC”) from 2004 to May 2021. Mr. Schumacher was a member of the Federal Accounting Standards Advisory Board from 2002 through June 2012. Mr. Schumacher graduated from the University of Illinois with a Bachelor of Science degree in Accounting and received his Master of Business Administration degree from Roosevelt University. Mr. Schumacher is a certified public accountant.

Mr. Schumacher has experience as a director on the boards of several public companies and has extensive knowledge of accounting principles, financial reporting and internal controls. For these reasons, the Board believes Mr. Schumacher is qualified to serve as a director. After considering Mr. Schumacher’s contributions to the Board and extensive experience and qualifications set forth above, the Board, at the recommendation of the Nominating and Corporate Governance Committee, decided that it was in the best interest of the Board, the Company and its stockholders to waive the policy requiring non-employee directors to retire at the annual stockholders meeting following his or her 75th birthday.
There are no family relationships between or among any of our director nominees or executive officers. The principal occupation and employment during the past five years of each of our director nominees was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us.
There are no legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.
Information about Executive Officers Who Are Not Also Directors
Set forth below are the biographies of each of our executive officers who is not also a director. As described in the Compensation Discussion and Analysis below, we have employment agreements with each of our executive officers, including our NEOs. The stock ownership with respect to each executive officer is set forth in the “Security Ownership of Certain Beneficial Owners and Management” table on page 78.
Jack K. Richardson, age 60, was appointed as our Chief Operating Officer in March 2016. Mr. Richardson was the Vice President of Murray Energy from September 2015 to March 2016. From June 2014 to August 2015, he served as the Chief Executive Officer of White Oak Resources, LLC. Mr. Richardson was employed by CONSOL Energy Inc. for over 30 years, with his most recent position being Vice President of Coal Operations. Mr. Richardson has worked in the mining sector for over 40 years and has experience in all basins east of the Mississippi River. Mr. Richardson graduated from Bluefield State College with a Bachelor of Science degree in Mining Engineering Technology and an Associate of Science degree in Business Management.
Dale W. Boyles, age 61, has been our Chief Financial Officer since January 2017. From November to December 2016, he provided consulting services to Warrior Met Coal, LLC. Mr. Boyles was the Chief Financial Officer of Noranda Aluminum Holding Corporation (formerly NYSE listed under “NOR”), a primary aluminum and aluminum coil manufacturer, from November 2013 to November 2016. While in that role, he oversaw the voluntary reorganization under Chapter 11 of the Bankruptcy Code of Noranda in 2016. From 2006 to June 2012, Mr. Boyles served in several capacities for Hanesbrands, Inc. (NYSE listed under “HBI”), an apparel company, including Operating Chief Financial Officer from October 2011 to June 2012, Interim Chief Financial Officer from May 2011 to October 2011, and Vice President, Controller and Chief Accounting Officer from 2006 to May 2011. From 1997 to 2006, he served in various capacities for KPMG LLP, most recently as Audit Partner, Consumer & Industrial Markets. Mr. Boyles was Corporate Division Controller for Collins & Aikman Corporation from 1993 to 1996. Mr. Boyles graduated from the University of North Carolina — Charlotte with a Bachelor of Science degree in Accounting.
Kelli K. Gant, age 50, was appointed as our Chief Administrative Officer in March 2016 and as our Corporate Secretary in January 2017. Ms. Gant was the VP — Human Resources at Walter Energy from August 2011 to March 2016 and the Director — Benefits at Walter Energy from December 2009 to July 2011. Before joining Walter Energy, she was the Senior Vice President and Corporate Benefits Director of Colonial Bank from December 2008 to November 2009, the President of Pension & Benefit Trust Company from July 2007 to November 2008, and the Senior Vice President and Institutional Services Manager of Regions Morgan Keegan Trust from October 2000 to July 2007. Ms. Gant has served on the board of directors of Phoenix Services, LLC since October 2020. Ms. Gant graduated from Auburn University at Montgomery with a Bachelor of Science degree in Human Resources Management, and received her Juris Doctor degree from Jones School of Law at Faulkner University.

Charles Lussier, age 47, has been our Chief Commercial Officer since March 1, 2020, after serving as our Senior Vice President, Sales and Marketing since March 1, 2019. Prior to joining the Company in March 2018 as Vice President, Sales and Marketing, Mr. Lussier was employed as the General Manager of Nitrogen and Latin America Strategy of the global explosives company, Dyno Nobel, from 2015 to 2018. Prior to joining Dyno Nobel, Mr. Lussier worked at Canadian Occidental Petroleum and its successors, Nexen, Nexen Quimica Brasil Ltda. and Canexus, from 1998 to 2015, where he held numerous management positions within Operations, Business Development and Sales and Marketing. During this time, Mr. Lussier spent over 11 years in Brazil working in different locations. Mr. Lussier graduated from the University of Sherbrooke in Quebec, Canada with a degree in Chemical Engineering, and received his Master of Business Administration degree from Athabasca University.
Brian M. Chopin, age 39, was appointed as our Chief Accounting Officer and Controller in March 2016. Mr. Chopin served as Chief Accounting Officer and Controller of Walter Energy from May 2015 to March 2016. Mr. Chopin was the Assistant Corporate Controller from January 2014 to May 2015 and the SEC Reporting Manager from July 2012 to January 2014, of Walter Energy. Before joining Walter Energy, Mr. Chopin was an Audit Manager at KPMG in its Assurance and Advisory Business Services practice from September 2006 to July 2012. Mr. Chopin graduated from the University of Mississippi with a Bachelor of Science degree in Accounting and a Master of Accounting degree with an emphasis in taxation.
Required Vote for Election and Recommendation of the Board of Directors
In order to be elected as a director, a director nominee must receive a plurality of the votes cast by the holders of shares participating in or represented by proxy at our virtual Annual Meeting and entitled to vote on the matter. A plurality of the votes cast means that the five director nominees who receive the greatest number of votes cast “for” their election will be elected as directors. Under a plurality voting standard, abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the election of each of the five nominees for director named above.
An uncontested director is required to promptly tender to the Chairman of the Board of Directors an irrevocable contingent resignation in the event that the number of “withhold” votes with respect to such director’s election or re-election exceeds the number of “for” votes. The Nominating and Corporate Governance Committee of the Board is required to consider on an expedited basis such director’s tendered resignation and make a recommendation to the Board concerning the acceptance or rejection of the tendered resignation. The Board is required to take formal action on the committee’s recommendation expeditiously following receipt, and the Company will publicly disclose the Board’s decision and, if applicable, its reasoning for rejecting the tendered resignation.
Our Board of Directors recommends that stockholders vote FOR the election of each of the five nominees for director named above.

Proposal 2 — Advisory Vote on the Compensation of Our Named Executive Officers
The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with the rules of the SEC. We intend to continue to hold such an advisory vote on the compensation of our NEOs, commonly known as a “say-on-pay” vote, each year in connection with our annual meeting of stockholders until the next vote on the frequency of the “say-on-pay” vote or until our Board of Directors otherwise determines that a different frequency for this advisory vote is in the best interests of our stockholders. The next advisory vote on the frequency of “say-on-pay” votes will occur no later than 2024.
As described in detail in the Compensation Discussion and Analysis, we seek to align the interests of our NEOs with the interests of our stockholders and to reward performance that enhances stockholder returns. We believe that our compensation program has been, and will continue to be, successful in retaining and motivating our executive officers as necessary for the current and long-term success of the Company.
We are asking our stockholders to indicate their support for the compensation of our NEOs as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we are asking our stockholders to vote FOR the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2021 Summary Compensation Table and the other related tables and narrative disclosures.”
While this “say-on-pay” vote is non-binding and advisory, the Board of Directors and the Compensation Committee value the opinions of our stockholders and intend to consider the vote of the Company’s stockholders when considering future compensation arrangements. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, the Compensation Committee and Board will evaluate whether any actions are necessary to address the concerns of stockholders.
Required Vote for Approval and Recommendation of the Board of Directors
The approval, on an advisory basis, of the compensation of our NEOs, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative in this Proxy Statement, requires an affirmative vote of a majority of the votes cast by stockholders participating in or represented by proxy at the virtual Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. The outcome of this proposal is advisory in nature and is non-binding. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the approval, on an advisory basis, of the compensation of our NEOs.
Our Board of Directors recommends that stockholders vote FOR the compensation of our NEOs.

Proposal 3 — Amendment to the Company’s Certificate of Incorporation to Effect an Additional
Three-Year Extension to the 382 Transfer Restriction Provisions
Background and Reasons for the Proposal
Article XIV of the Company’s Certificate of Incorporation entitled “Restrictions on the Transfer of Securities” contains certain restrictions on the transfer or other disposition of shares of Common Stock designed to preserve certain tax attributes arising from the acquisition by the Company’s predecessor of certain mining assets from Walter Energy in March 2016 (the “Asset Acquisition”), which we refer to as the “Existing 382 Transfer Restriction Provisions.” The Existing 382 Transfer Restriction Provisions have been in place since the Company’s 2017 initial public offering (“IPO”), were extended for an additional three years by the First 382 Charter Amendment (defined below) and are presently expected to expire on April 19, 2023, the sixth anniversary of the Company’s IPO.
After careful consideration, the Board believes it continues to be in our and our stockholders’ best interests to avoid imposition of limitations on the utilization of the Company’s NOLs as described in this proposal and to extend the duration of the Existing 382 Transfer Restriction Provisions for an additional three-year period. On April 26, 2019, the Company’s stockholders approved a three-year extension to the Existing 382 Transfer Restriction Provisions. On March 18, 2020, the Company filed the Certificate of Amendment to the Company’s Certificate of Incorporation and effectuated the first extension to the Existing 382 Transfer Restriction Provisions from April 19, 2020 to April 19, 2023 (“First 382 Charter Amendment”). Specifically, the Board has proposed that the stockholders approve a second amendment to the Company’s Certificate of Incorporation (the “Second 382 Charter Amendment”) to amend Section 14.1(p)(iii) of the Existing 382 Transfer Restriction Provisions to extend the date on which the transfer restrictions will no longer be in effect (the “Sunset Date”) to April 19, 2026. The Second 382 Charter Amendment leaves the Certificate of Incorporation and the Existing 382 Transfer Restriction Provisions unchanged in all respects, other than to extend the Sunset Date by three additional years, until April 19, 2026, which is the ninth anniversary of the closing date of the Company’s IPO.
We are asking stockholders to approve this proposal to extend the Sunset Date because we believe that the Existing 382 Transfer Restriction Provisions are an effective and efficient way to preserve the benefits of our NOLs for long-term stockholder value. The Board has adopted the Second 382 Charter Amendment, but the Second 382 Charter Amendment requires stockholder adoption to be implemented. The Board urges stockholders to carefully read the proposal, the items discussed below under the heading “Certain Considerations Related to the Second 382 Charter Amendment and the 382 Transfer Restriction Provisions” and the full terms of the Second 382 Charter Amendment, the First 382 Charter Amendment and the Existing 382 Transfer Restriction Provisions contained in Article XIV of the Certificate of Incorporation. The Board believes that 382 Transfer Restriction Provisions will continue to serve as an important tool to help prevent an ownership change that could substantially reduce the significant long-term potential benefits of our NOLs. Accordingly, the Board recommends that stockholders adopt the Second 382 Charter Amendment in order to extend the Sunset Date.
At December 31, 2021, we had federal NOLs of approximately $722.3 million, of which $31.0 million are indefinite lived and the remainder expire predominantly in December 31, 2034 through December 31, 2036, and state NOLs of approximately $992.6 million, which expire predominantly in December 31, 2029 through December 31, 2031, for income tax purposes. In addition, the Company has approximately $23.3 million of general business credits which begin to expire in December 31, 2027 and fully expire in December 31, 2041. These NOLs and income tax credit carryforwards collectively represent a deferred tax asset of approximately $180.5 million, net of the valuation allowance.
A company’s ability to deduct its NOLs and utilize certain other available tax attributes can be substantially constrained under the general annual limitation rules of Section 382 (“Section 382”) of the Internal Revenue Code of 1986, as amended (the “Code”), if it undergoes an “ownership change” as defined in Section 382 of the Code or if similar provisions of state law apply. Under Section 382 of the Code, an “ownership change” occurs if, over a rolling three-year period, there has been an aggregate increase of 50 percentage points or more in the percentage of stock owned by one or more of our “5-percent stockholders” (as determined under the rules of Section 382 and the regulations and guidance thereunder). We experienced an ownership change in connection with the Asset Acquisition and as such, the limitations under Section 382 of the Code would generally apply unless an exception to such rule applies. An exception to the limitation rules of Section 382 is applicable to certain companies under the jurisdiction of a bankruptcy court. Due to certain uncertainties as to whether such exception applies to us, we filed a request for a private letter ruling from the IRS on these points. On September 18, 2017, the IRS issued to us a private letter ruling, which favorably resolved these uncertainties. Based on such private letter ruling, we believe that there is no current limitation under Section 382 on the utilization of our NOLs to shield our income from federal taxation.
While we do not believe an ownership change has occurred since April 1, 2016, because the rules under Section 382 are highly complex and actions of our stockholders which are beyond our control or knowledge could impact whether an ownership change has occurred, we cannot give you any assurance that another Section 382 ownership change has not occurred or will not occur in the future. As a result of our qualifying for the aforementioned exception, were we to have undergone a subsequent ownership change prior to April 1, 2018, our NOLs would effectively have been reduced to zero. An ownership change after such date would severely limit our ability to utilize our NOLs and other tax attributes.
The Existing 382 Transfer Restriction Provisions are an important tool in reducing the likelihood that an “ownership change” will occur and, therefore, in protecting our ability to offset future taxable income. In particular, without the approval of the Board, no person or group of persons treated as a single entity under Treasury Regulation Section 1.382-3 will be permitted to acquire, whether directly, indirectly or constructively, and whether in one transaction or a series of related transactions, any of our Common Stock or any other instrument treated as stock for purposes of Section 382, to the extent that after giving effect to such purported acquisition (a) the purported acquirer, or any other person by reason of the purported acquirer’s acquisition, would become a Substantial Holder (as defined below), or (b) the percentage of ownership of our Common Stock by a person that, prior to giving effect to the purported acquisition, is already a Substantial Holder would be increased. A “Substantial Holder” is a person that owns (as determined for purposes of Section 382 of the Code) at least 4.99% of the total value of our Common Stock, including any instrument treated as stock for purposes of Section 382 of the Code. If the Board determines that a Prohibited Transfer (as defined in the Certificate of Incorporation) has occurred, such Prohibited Transfer shall, to the fullest extent permitted by law, be void ab initio and have no legal effect and, upon written demand by us, the Purported Transferee (as defined in the Certificate of Incorporation) shall disgorge or cause to be disgorged our securities, together with any dividends or distributions received, with respect to such securities. The purpose of the Second 382 Charter Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by preserving the 382 Transfer Restriction Provisions.
Text of Proposed Second 382 Charter Amendment
If approved by the stockholders, we intend to file an amendment to our Certificate of Incorporation to amend the definition of the Restriction Release Date in Section 14.1(p) of Article XIV thereof, as follows:
“Restriction Release Date” means the earliest of (i) any date after the Effective Date if the Board in good faith determines that it is in the best interests of the Corporation and its stockholders for the ownership and transfer limitations set forth in this Article XIV to expire, (ii) the beginning of a taxable year of the Corporation as of which no Tax Benefits are available or (iii) April 19, 2026.”
If our stockholders adopt the Second 382 Charter Amendment to extend the duration of the Existing 382 Transfer Restriction Provisions, the Company expects that the Second 382 Charter Amendment will be filed in April 2022, prior to the expiration of the Existing 382 Transfer Restriction Provisions. However, notwithstanding stockholder approval, the Board has reserved the right to abandon the Second 382 Charter Amendment at any time prior to the effectiveness of the Second 382 Charter Amendment.
Description of 382 Transfer Restriction Provisions
The following description of the 382 Transfer Restriction Provisions is qualified in its entirety by reference to the full text of the Second 382 Charter Amendment, which can be found in Exhibit A-1. The Second 382 Charter Amendment should be read in connection with the Existing 382 Transfer Restriction Provisions and the First 382 Charter Amendment, which can be found in Exhibit A-2 and Exhibit A-3, respectively. Please read the Second 382 Charter Amendment, the Existing 382 Transfer Restriction Provisions and the First 382 Charter Amendment in their entirety, as the discussion below is only a summary.

Prohibited Transfers.   The 382 Transfer Restriction Provisions generally restrict any direct or indirect transfer of our Common Stock if the effect would be to:
•
increase the direct or indirect ownership of the Common Stock by a Person or Persons (as defined below) from less than 4.99% to 4.99% or more of the Common Stock, subject to limited exceptions; or

•
increase the percentage of Common Stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our Common Stock, subject to limited exceptions.

“Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.
Transfers restricted by the 382 Transfer Restriction Provisions will continue to include sales to persons or a group of persons whose resulting percentage ownership (direct or indirect) of Common Stock would exceed the 4.99% threshold discussed above, or to persons whose direct or indirect ownership of Common Stock would by attribution cause another person to exceed such threshold. For purposes of determining the existence and identity of, and the amount of Common Stock owned by, any stockholder, we will be entitled to rely on the existence or absence of filings with the SEC of Schedules 13D and 13G (or any similar filings) as of any date. The restrictions on transfer and ownership may result in the delay or refusal of certain requested transfers of Common Stock. As a result of these rules, the restrictions on transfer and ownership could result in prohibiting ownership (thus requiring dispositions) of Common Stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than us, such as an interest in an entity that, directly or indirectly, owns our Common Stock. The restrictions on transfer and ownership also apply to proscribe the creation or transfer of certain “options” (which is broadly defined by Section 382 of the Code) in respect of our Common Stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership.
The restrictions on transfer and ownership contained in the 382 Transfer Restriction Provisions do not apply to an attempted transfer if the transferor or the transferee obtains prior written approval of the Board or a duly authorized committee of the Board.
Consequences of Prohibited Transfers.   Any direct or indirect transfer attempted in violation of the 382 Transfer Restriction Provisions would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of the Common Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the Common Stock owned in violation of the 382 Transfer Restriction Provisions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving the Common Stock in respect of their exercise. In this Proxy Statement, the Common Stock purportedly acquired in violation of the 382 Transfer Restriction Provisions is referred to as “excess securities.”
In addition to a prohibited transfer being void as of the date it is attempted, upon written demand by the Company, the purported transferee must transfer the excess securities to our agent along with any dividends or other distributions paid with respect to such excess securities. Our agent will continue to be required to sell such excess securities in an arm’s length transaction (or series of transactions) that would not constitute a violation under the 382 Transfer Restriction Provisions. The net proceeds of the sale, together with any other distributions with respect to such excess securities received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess securities on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess securities, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the transferee or the transferor fails to surrender the excess securities or the proceeds of a sale thereof to our agent within thirty (30) days from the date on which the Company makes a demand, then the Company shall use its best efforts to enforce the 382 Transfer Restriction Provisions, including the institution of legal proceedings to compel such surrender.
Waiver of Transfer Restrictions.   The Board will have the discretion to approve a transfer of Common Stock that would otherwise violate the 382 Transfer Restriction Provisions if it determines that the transfer is in our and our stockholders’ best interests. As a condition to granting its consent to such a transfer, the Board may, in its discretion, require and/or obtain (at the expense of the transferor and/or transferee) such representations and/or agreements from the transferor and/or transferee, such opinions of counsel to be rendered by nationally recognized counsel or otherwise approved by the Board (which for the avoidance of doubt may include the regular counsel for the transferor or transferee), and such other advice, in each case as to such matters as the Board may determine is appropriate. If the Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs and other tax benefits.
Implementation of the Second 382 Charter Amendment and Expiration of the 382 Transfer Restriction Provisions
If our stockholders adopt the Second 382 Charter Amendment to extend the duration of the Existing 382 Transfer Restriction Provisions, we intend to file a Certificate of Amendment with the Secretary of State of the State of Delaware in April 2022, prior to the expiration of the Existing 382 Transfer Restriction Provisions, whereupon the Second 382 Charter Amendment will become immediately effective upon filing. However, notwithstanding stockholder approval, the Board has reserved the right to abandon the Second 382 Charter Amendment at any time prior to the effectiveness of the Second 382 Charter Amendment. If the Second 382 Charter Amendment has been filed and become effective, we intend thereafter to continue to enforce the restrictions in the 382 Transfer Restriction Provisions to preserve the future use of our NOLs and other tax benefits. We also intend to continue to include a legend reflecting the 382 Transfer Restriction Provisions on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding the Common Stock in uncertificated form and to disclose such restrictions to the public generally.
The 382 Transfer Restriction Provisions would expire on the earliest of (i) any date after March 31, 2016 if the Board in good faith determines that it is in the best interests of the Company and its stockholders for the 382 Transfer Restriction Provisions to expire, (ii) the beginning of a taxable year of the Company as of which no Tax Benefits (as defined in the Certificate of Incorporation) are available or (iii) April 19, 2026.
Effectiveness and Enforceability
Although the 382 Transfer Restriction Provisions are intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur given that:
•
The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.

•
Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including NOLs). However, a court could find that part or all of the 382 Transfer Restriction Provisions is not enforceable, either in general or as to a particular fact situation or class of stockholders.

•
Despite the adoption of the 382 Transfer Restriction Provisions, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Second 382 Charter Amendment is made effective.

•
An ownership change could be caused or contributed to as a result of our own actions, such as issuing, repurchasing or redeeming shares of our Common Stock, which we remain free to do if our Board determines that it is in our or our stockholders’ best interests to do so.

•
As discussed below under the section entitled “— Certain Considerations Related to the Second 382 Charter Amendment and the 382 Transfer Restriction Provisions — Effect of the Second 382 Charter Amendment if you vote against it,” a court could find that the Second 382 Charter Amendment is unenforceable in general or as applied to a particular stockholder or fact situation.

As a result of these and other factors, the 382 Transfer Restriction Provisions serve to reduce, but do not eliminate, the risk that we will undergo an ownership change.

Section 382 Ownership Change Determinations
The rules of Section 382 are highly complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:
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Stockholders who each own less than 5% of the outstanding stock are generally (but not always) grouped together as separate “5-percent stockholders” (referred to as “public groups”) for purposes of Section 382. Transactions in the public markets among stockholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.

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There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities. Ownership is often attributed to pooled investment vehicles, such as mutual funds and hedge funds, but also to investment vehicles which coordinate their investment activities.

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Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

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Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•
Our redemption or buyback of the Common Stock may increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not themselves 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.

Certain Considerations Related to the Second 382 Charter Amendment and the 382 Transfer Restriction Provisions
The Board believes that attempting to preserve the tax benefits of our NOLs as described in this proposal is in our and our stockholders’ best interests; however, we cannot eliminate the possibility that an ownership change will occur even if this proposal is approved. Please consider the items discussed below in voting on Proposal 3.
Future Use and Amount of our NOLs and Other Tax Benefits Is Uncertain.
Our use of our NOLs and other tax benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or our NOLs or other tax benefits at such time will exceed any potential limitation under Section 382 of the Code.
Potential Challenge to our NOLs and Other Tax Benefits.
The amount of our NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of our NOLs, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an ownership change has occurred is subject to uncertainty, both because of the complexity and ambiguity of the provisions of Section 382 of the Code and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or another taxing authority will not claim that we experienced an ownership change and attempt to reduce the benefit of our NOLs and other tax benefits available to us at such time, even if the 382 Transfer Restriction Provisions are in place.

Continued Possibility of Ownership Change.
Although the 382 Transfer Restriction Provisions are intended to reduce the likelihood of an ownership change by, among other things, making certain transfers of our Common Stock void ab initio to the fullest extent permitted by law, we cannot assure you that they will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by sales of our Common Stock by stockholders who are 5% shareholders (as defined under Section 382 of the Code) or by sales or purchases of stock or other interests in corporations, partnerships or other legal entities that own 5% or more of our Common Stock, over which we have no control. Additionally, it may be in our best interests, taking into account all relevant facts and circumstances at the time, to permit the acquisition of Common Stock in excess of the specified limitations or to issue a reasonable amount of equity in the future, all of which may increase the likelihood of an ownership change.
Potential Effects on Liquidity.
The 382 Transfer Restriction Provisions are expected to continue to deter persons or groups of persons from acquiring beneficial ownership of our Common Stock in excess of the specified limitations. A stockholder’s ability to dispose of our Common Stock may be limited if the 382 Transfer Restriction Provisions reduce the number of persons willing to acquire our Common Stock or the amount they are able to acquire. A stockholder may violate the restrictions on transfer and ownership set forth in the 382 Transfer Restriction Provisions upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our Common Stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.
Potential Impact on Value.
If the Second 382 Charter Amendment is approved, the Board intends to continue to include a legend conspicuously noting the restrictions on transfer and ownership included in the 382 Transfer Restriction Provisions on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our Common Stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 4.99% of our Common Stock and certain institutional holders who may not be comfortable holding our Common Stock with restrictive legends, may not be able or willing to purchase our Common Stock, the 382 Transfer Restriction Provisions could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs and future tax benefits.
Anti-Takeover Effect.
The 382 Transfer Restriction Provisions may have an “anti-takeover effect” because they may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of our Common Stock and the ability of persons, entities or groups now owning more than 4.99% of our Common Stock from acquiring additional shares of our Common Stock without the approval of the Board. Accordingly, the overall effects of the 382 Transfer Restriction Provisions may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. Neither the Second 382 Charter Amendment nor the 382 Transfer Restriction Provisions are part of a plan by us to adopt a series of anti-takeover measures, and we are not presently aware of any potential takeover transaction.
Effect of the Second 382 Charter Amendment if you vote for it and already own more than 4.99% of our Common Stock.
If you already own more than 4.99% of our Common Stock and you vote for the Second 382 Charter Amendment, you will remain subject to the 382 Transfer Restriction Provisions and would be able to transfer shares of our Common Stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our Common Stock or create a new holder of 4.99% or more of our Common Stock. As a result you would not be able to sell your shares as a block to a single purchaser. You will remain able to transfer your shares of our Common Stock through open-market sales to multiple purchasers, as long as those purchasers are not a group for purposes of Section 382 of the Code. Shares acquired by any person or group in any such transaction will be subject to the 382 Transfer Restriction Provisions.

Effect of the Second 382 Charter Amendment if you vote for it and own less than 4.99% of our Common Stock.
The Second 382 Charter Amendment will apply to you, but, so long as you own less than 4.99% of our Common Stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our Common Stock.
Effect of the Second 382 Charter Amendment if you vote against it.
Under Delaware law, the proposed extension to the restrictions on transfer and ownership will, with respect to shares of our Common Stock issued prior to the effectiveness of such restrictions, be effective against (i) holders of the shares who voted in favor of this proposal and (ii) purported transferees of shares that were held by a holder who voted for this proposal if (A) the restriction on transfer and ownership is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the restrictions on transfer and ownership (even absent such conspicuous notation). We intend to cause shares of our Common Stock issued after the effectiveness of the Second 382 Charter Amendment to be issued with such restrictions conspicuously noted on the certificate(s) representing such shares, and therefore, we expect that under Delaware law such newly issued shares will be subject to the restrictions described herein. We also intend to disclose such restrictions to persons holding our Common Stock in uncertificated form pursuant to and in accordance with Delaware law. For the purpose of determining whether a stockholder is subject to the 382 Transfer Restriction Provisions after the effective date of the Second 382 Charter Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Second 382 Charter Amendment that are proposed to be transferred are subject to the 382 Transfer Restriction Provisions, unless a stockholder establishes that it did not vote in favor of the Second 382 Charter Amendment. Nonetheless, a court could find that the Second 382 Charter Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.
Required Vote for Approval and Recommendation of the Board of Directors
The approval of the amendment to the Company’s Certificate of Incorporation in order to effect an additional three-year extension to the 382 Transfer Restriction Provisions requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the matter. Abstentions and broker non-votes are considered in determining the number of votes necessary for approval of this proposal and are counted as votes “against” this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the approval of the amendment to the Company’s Certificate of Incorporation in order to effect an additional three-year extension to the 382 Transfer Restriction Provisions.
Our Board of Directors recommends that stockholders vote FOR the amendment to the Company’s Certificate of Incorporation in order to effect an additional three-year extension to the 382 Transfer Restriction Provisions.

Proposal 4 — Ratification of Amendment No.1 to the Section 382 Rights Agreement
Introduction
On February 13, 2020, the Board authorized the Rights Agreement, between the Company and Computershare Trust Company, N.A. (the “Section 382 Rights Agreement”), and on February 14, 2020, the Company and Computershare Trust Company, N.A., as rights agent, entered into the Section 382 Rights Agreement. On February 28, 2020, the record date, a dividend of one preferred stock purchase right (a “Right”) was made for each share of the Company’s common stock. On April 24, 2020, the Company’s stockholders voted and ratified the Section 382 Rights Agreement. Under the terms of the Section 382 Rights Agreement, the Rights will expire on the earliest of  (i) the close of business on February 14, 2023 (the “Existing Section 382 Rights Agreement Expiration Date”), (ii) the close of business on the first anniversary of the date of entry into the Section 382 Rights Agreement, if stockholder approval of the Section 382 Rights Agreement has not been received by or on such date, (iii) the time at which the Rights are redeemed as provided in the Section 382 Rights Agreement, (iv) the time at which the Rights are exchanged as provided in the Section 382 Rights Agreement, (v) the time at which the Board determines that the NOLs (as defined below) are fully utilized or no longer available under Section 382 of the Code, (vi) the effective date of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Section 382 Rights Agreement is no longer necessary or desirable for the preservation of NOLs, or (vii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the Section 382 Rights Agreement. After careful consideration, the Board determined that it is in the Company’s and its stockholders’ interests to amend the Section 382 Rights Agreement, and on March 4, 2022, the Company entered into an amendment to the Section 382 Rights Agreement (“Amendment No. 1”) in order to extend the duration of the Existing Section 382 Rights Agreement Expiration Date to April 19, 2026, which also synchronizes its duration with the proposed Sunset Date to the 382 Transfer Restriction Provisions, and increase the Purchase Price (as defined below) from $31.00 to $56.00. Specifically, the Board has proposed that the Company’s stockholders ratify Amendment No.1. While stockholder approval of Amendment No.1 is not required under Delaware law, as a matter of good corporate governance, the Company is seeking stockholder approval to ratify Amendment No.1. As of December 31, 2021, the Company had federal and state NOLs of approximately $722.3 million and $992.6 million, respectively.
By approving the extension of the Existing Section 382 Rights Agreement Expiration Date to April 19, 2026 and increasing the Purchase Price to $56.00, the Board is continuing to preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the “NOLs”). The Company’s ability to use these NOLs would be substantially limited if it were to experience an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, an ownership change would occur if there is a greater than 50-percentage point change in ownership of securities by stockholders owning (or deemed to own under Section 382 of the Code) 5% or more of a corporation’s securities over a rolling three-year period. The Section 382 Rights Agreement reduces the likelihood that changes in the Company’s investor base will have the unintended effect of limiting the Company’s use of its NOLs. In approving Amendment No.1, the Board concluded that it is in the best interests of the Company and its stockholders that the Company maintain the protection of the NOLs for an additional three years. The Section 382 Rights Agreement is intended to supplement the restrictions on the transfer or other disposition of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), contained in the Company’s Certificate of Incorporation, the additional three-year extension of which is being proposed to the stockholders of the Company for vote in Proposal 3 of this Proxy Statement (the “Section 382 Transfer Restriction Provisions”). The Section 382 Transfer Restriction Provisions and the Section 382 Rights Agreement have been structured and approved by the Board solely to serve the interests of the Company and its stockholders, have a limited term, and are not intended for defensive or anti-takeover purposes.
The Section 382 Rights Agreement is intended to act as a deterrent to any person acquiring shares of Common Stock equal to or exceeding 4.99% of the shares of Common Stock, or any existing holder of 5.00% or more of the shares of Common Stock acquiring additional shares, by substantially diluting the ownership interest of any such stockholder who acquires additional shares in excess of the threshold unless the stockholder obtains an exemption from the Board. This would protect the NOLs because changes in ownership by a person owning less than 4.99% of the shares of Common Stock are not included in the calculation of ”ownership change” for purposes of Section 382 of the Code. The Board has established procedures to consider requests to exempt certain acquisitions of the Company’s securities from the Section 382 Rights Agreement if the Board determines that doing so would not limit or impair the availability of the NOLs or is otherwise in the best interests of the Company. Please review the information about the Section 382 Rights Agreement and Amendment No.1 below, including without limitation, the section entitled “— Certain Considerations Related to the Section 382 Rights Agreement and Amendment No.1.”
Plan Summary
The following is a summary of the terms of the Section 382 Rights Agreement, as amended by Amendment No.1. The summary does not purport to be complete and is qualified in its entirety by reference to the Section 382 Rights Agreement and Amendment No.1, which can be found in Exhibit B-1 and Exhibit B-2 to this Proxy Statement, respectively. Please read the Section 382 Rights Agreement and Amendment No.1 both in their entirety, as the discussion below is only a summary.
Distribution and Transfer of Rights; Rights Certificates:
The Board previously declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock to stockholders of record as of the close of business on February 28, 2020 (the “Record Date”) and the issuance of one Right for each share of Common Stock newly issued or disposed out of treasury between the Record Date and the earliest of the Distribution Date and the Expiration Date (each as defined below). Initially, the Rights will represent the right to purchase one one-thousandth (subject to adjustment) of a share of newly designated Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a purchase price (the “Purchase Price”) of  $56.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment.
Prior to the Distribution Date described below:
•
the Rights will be attached to the shares of Common Stock and evidenced by the certificates (or, with respect to any uncertificated shares of Common Stock registered in book entry form, by notation in book entry) representing the shares of Common Stock, and no separate rights certificates will be distributed;

•
certificates for Common Stock which become outstanding after the Record Date will contain a legend incorporating the Section 382 Rights Agreement by reference (for uncertificated shares of Common Stock registered in book entry form, this legend will be contained in a notation in book entry and included in a notice to the record holder of such shares in accordance with applicable law); and

•
the surrender for transfer of any certificates for shares of Common Stock (or the surrender for transfer of any uncertificated shares of Common Stock registered in book entry form), except as otherwise provided in the Section 382 Rights Agreement, will also constitute the transfer of the Rights associated with such shares of Common Stock.

Rights will accompany any new shares of Common Stock that are issued after the Record Date.

Distribution Date:
Subject to certain exceptions specified in the Section 382 Rights Agreement, the Rights will separate from the shares of Common Stock and become exercisable following the earlier of  (i) the 10th business day after public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) or such earlier date that a majority of the Board becomes aware of the existence of such Acquiring Person or (ii) the 10th business day (or a later date determined by the Board before any person or group becomes an Acquiring Person) after the date of the commencement of, or announcement of, an intention of any person or group to make, a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.
The date on which the Rights separate from the shares of Common Stock and become exercisable is referred to as the “Distribution Date.” As soon as practicable after the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders (other than any Acquiring Person or any associate or affiliate thereof) as of the close of business on the Distribution Date and the Rights will become transferable apart from the shares of Common Stock and will be exercisable. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Stock Purchasable Upon Exercise of Rights:
After the Distribution Date, each Right will entitle the holder to purchase, for the Purchase Price, one one-thousandth of a share of Preferred Stock having economic terms similar to that of one share of Common Stock. This portion of a share of Preferred Stock is intended to give the stockholder approximately the same dividend and voting rights as would one share of Common Stock, and should approximate the value of one share of Common Stock.
More specifically, each whole share of Preferred Stock, if issued, will:
•
not be redeemable;

•
be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the shares of Common Stock;

•
entitle holders upon liquidation either to receive $10 per share, plus any amount equal to any accrued and unpaid dividends or distributions thereon, or an amount equal to 1,000 times the payment made on one share of Common Stock, whichever is greater;

•
entitle the holder to 1,000 votes; and

•
entitle holders to a per share payment equal to 1,000 times the payment made on one share of Common Stock if the shares of Common Stock are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger:
Generally, if a person or group of affiliated or associated persons obtains beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding (an “Acquiring Person”), then each Right will entitle the holder thereof, other than the Acquiring Person and its affiliates and associates, to purchase, for the Purchase Price, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Purchase Price.
Following the occurrence of an event set forth in the preceding paragraph, all Rights that are or, under certain circumstances specified in the Section 382 Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Any person who, together with its affiliates and associates, beneficially owns 5.00% or more of the outstanding shares of Common Stock as of the time prior to the first public announcement of the Section 382 Rights Agreement shall not be deemed an Acquiring Person, but only for so long as such person, together with its affiliates and associates, does not become the beneficial owner of any additional shares of Common Stock.

Redemption of the Rights:
The Rights will be redeemable at the Company’s option for $0.01 per Right (payable in cash, shares of Common Stock or other consideration deemed appropriate by the Board) at any time prior to a person becoming an Acquiring Person. Immediately upon the action of the Board ordering redemption (or such later time as the Board may establish for the effectiveness of such redemption), the Rights will terminate and the only right thereafter of the holders of the Rights will be to receive the $0.01 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split, recapitalization or similar transaction.

Exchange Provision:
At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the shares of Common Stock and prior to the acquisition by the Acquiring Person of 50% of the shares of Common Stock, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for the shares of Common Stock at an exchange ratio of one share of Common Stock per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for shares of Preferred Stock.

Expiration of the Rights:
The Rights will expire on the earliest of  (i) the close of business on April 19, 2026, (ii) the close of business on the first anniversary of the date of entry into the Section 382 Rights Agreement, if stockholder approval of the Section 382 Rights Agreement has not been received by or on such date, (iii) the time at which the Rights are redeemed as provided in the Section 382 Rights Agreement, (iv) the time at which the Rights are exchanged as provided in the Section 382 Rights Agreement, (v) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 of the Code, (vi) the effective date of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Section 382 Rights Agreement is no longer necessary or desirable for the preservation of NOLs, or (vii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the Section 382 Rights Agreement (such date, the “Expiration Date”).

Amendment of Terms of Section 382 Rights Agreement and Rights:
At any time prior to a person becoming an Acquiring Person, the terms of the Section 382 Rights Agreement may be amended in any respect without the consent of the holders of the Rights. Thereafter, the terms of the Section 382 Rights Agreement may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, or to correct or supplement any provision contained in the Section 382 Rights Agreement which may be defective or inconsistent with any other provisions therein or (ii) subject to certain exceptions, to make any other changes or provisions in regard to matters or questions arising under the Section 382 Rights Agreement which the Company may deem necessary or desirable.

Voting Rights; Other Stockholder Rights:	The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company.
Anti-Dilution Provisions:	The Board may adjust the Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or shares of Common Stock.
With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Certain Considerations Related to the Section 382 Rights Agreement and Amendment No.1
The Board believes that attempting to protect the NOLs described above is in the Company’s and its stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if Amendment No.1 is approved. You should consider the factors below when making your decision.
Future Use and Amount of the NOLs is Uncertain.   The Company’s use of the NOLs depends on its ability to generate taxable income in the future. The Company cannot assure you whether it will have taxable income in any applicable period or, if it does, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.
Potential Effects on Liquidity.   The Section 382 Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of the shares of Common Stock in excess of the specified limitations that may jeopardize the Company’s ability to use the NOLs. A stockholder’s ability to dispose of the shares of Common Stock may be limited if the Section 382 Rights Agreement reduces the number of persons willing to acquire the shares of Common Stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of the Company’s shares and consult their own legal advisors and/or us to determine whether their ownership of the shares of Common Stock approaches the proscribed 4.99% level.
Potential Impact on Value.   The Section 382 Rights Agreement could negatively impact the value of the shares of Common Stock by deterring persons or groups of persons from acquiring the shares of Common Stock, including in acquisitions for which some stockholders might receive a premium above market value.
Anti-Takeover Effect.   The Board adopted the Section 382 Rights Agreement to diminish the risk that the Company’s ability to use the NOLs to reduce potential federal income tax obligations is impaired. Nonetheless, the Section 382 Rights Agreement may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of the shares of Common Stock or, in the case of a person or group of persons that already own 4.99% or more of the shares of Common Stock, from acquiring any additional common stock. As the Section 382 Rights Agreement will cause substantial dilution to any person or group who attempts to acquire such an interest in the Company without advance approval from the Board, one effect of the Section 382 Rights Agreement may be to render more difficult or discourage any attempt to acquire the Company or a substantial interest in the Company without Board approval.
Taxes.   No taxable income is recognized by either the stockholders or the Company when the Rights are issued. In certain instances, the occurrence of an event that renders the Rights exercisable may be a taxable event to holders of the Rights.
Required Vote for Approval and Recommendation of the Board of Directors
The ratification of Amendment No.1 is designed to preserve the value of certain tax assets associated with NOLs under Section 382 of the Code requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the ratification of Amendment No.1 to the Section 382 Rights Agreement.
Our Board of Directors recommends that stockholders vote FOR the ratification of Amendment No.1 to the Section 382 Rights Agreement.

Proposal 5 — Ratification of Appointment of Independent
Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm for the Company to audit its consolidated financial statements and effectiveness of internal control over financial reporting for the fiscal year ending December 31, 2022. Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board, at the request of the Audit Committee, has decided to ascertain the position of the stockholders on the appointment. If the appointment is not ratified by an affirmative vote of a majority of the votes cast by stockholders participating in or represented by proxy at this virtual Annual Meeting, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following year. However, the outcome of this proposal is non-binding and advisory in nature.
One or more representatives of Ernst & Young LLP will participate in the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Required Vote for Approval and Recommendation of the Board of Directors
The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 will be ratified if approved by the affirmative vote of a majority of the votes cast by stockholders participating in or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for a beneficial owner, may exercise discretion to vote on this proposal without instruction of the beneficial owner of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
Our Board of Directors recommends that stockholders vote FOR the ratification of the appointment of the independent registered public accounting firm.

Proposal 6 — Stockholder Proposal Regarding Majority Voting
in Uncontested Director Elections
In accordance with SEC rules, we have set forth below a stockholder proposal, along with a supporting statement, exactly as submitted by SEIU Master Trust (the “Trust”). The Trust has notified us that, as of January 4, 2021, the Trust had continuously held shares of the Company’s common stock with a value of at least $2,000.00 for at least one year and the Trust has continuously maintained a minimum investment of at least $2,000.00 of such shares from January 4, 2021 through November 12, 2021. The Trust intends to present the following proposal at the Annual Meeting. The Trust’s address is 1800 Massachusetts Ave. NW, Suite 301, Washington, D.C. 20036-1202. The stockholder proposal will be required to be voted upon at the Annual Meeting only if properly presented. The stockholder proposal and supporting statement is shown below and outlined by a box to distinguish it from statements of the Company.

Stockholder Proposal and Supporting Statement

RESOLVED:   That the shareholders of Warrior Met Coal, Inc. (the “Company”) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that directors shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareowners in uncontested elections. A plurality vote standard, however, will apply to contested director elections; that is, when the number of director nominees exceeds the number of board seats.

SUPPORTING STATEMENT:

This proposal would remove a plurality vote standard for uncontested elections that effectively disenfranchises shareowners and eliminates a meaningful shareowner role in uncontested director elections. For example, director nominee Alan Schumacher was reelected to the Board of Directors at the Company’s 2021 annual meeting of stockholders even though a majority of shares cast at the meeting withheld support from his reelection to the Board.

Under the Company’s current voting system, a director may be elected with as little as one affirmative vote because “withheld” votes have no legal effect. This scheme deprives shareowners of a powerful tool to hold directors accountable because it makes it impossible to defeat directors who run unopposed. Conversely, a majority voting standard allows shareowners to actually vote “against” candidates and to defeat reelection of a management nominee who is unsatisfactory to the majority of shareowners who cast votes.

A substantial number of companies have already adopted this form of majority voting. More than 90% of the companies in the S&P 500 have adopted a form of majority voting for uncontested director elections. We believe the Company should join the growing number of companies that have adopted a majority voting standard requiring incumbent directors who do not receive a favorable majority vote to submit a letter of resignation, and not continue to serve, unless the Board declines the resignation and publicly discloses its reasons for doing so.

Majority voting in director elections empowers shareowners to clearly say “no” to unopposed directors who are viewed as unsatisfactory by a majority of shareowners casting a vote. Incumbent board members serving in a majority vote system are aware that shareowners have the ability to determine whether the director remains in office. The power of majority voting, therefore, is not just the power to effectively remove poor directors, but also the power to heighten director accountability through the threat of a loss of majority support. That is what accountability is all about.

For these reasons, we urge shareholders to vote FOR this proposal.
Warrior Met Coal’s Statement in Opposition
Our Board of Directors recommends a vote AGAINST Proposal 6.
Our Board has carefully considered the stockholder proposal seeking to elect directors in uncontested elections by the affirmative vote of the majority of votes cast. The Board believes that the proposal is unnecessary because it has already adopted a form of majority voting which requires that a director tender his or her irrevocable contingent resignation for our Board’s consideration in the event that such director receives a greater number of “withheld” votes than “for” votes in an uncontested election. Additionally, the current plurality voting standard is the standard used by a majority of the Company’s peers. As such, our Board has concluded that adoption of this proposal is unnecessary and, for the reasons described below, is not in the best interests of the Company and its stockholders.
Our Board of Directors recently adopted a form of majority voting.
Our Board does not believe that adoption of this proposal is likely to benefit our stockholders because, in December 2021, the Board adopted the Warrior Met Coal, Inc. Director Resignation Policy. The Director Resignation Policy requires that any nominee for director in an uncontested election who receives a greater number of “withheld” votes than “for” votes promptly tender his or her irrevocable contingent resignation to the Chair of the Board following certification of the stockholder vote. Under the Director Resignation Policy, the Nominating and Corporate Governance Committee of the Board will consider on an expedited basis the tendered resignation and recommend to the Board whether to accept or reject the resignation. In deciding whether to accept or reject the resignation, the Director Resignation Policy provides that the Nominating and Corporate Governance Committee will consider several factors, including the reason for the withheld votes (if known), the overall composition of the Board and the qualifications of the director, whether the resignation would cause the Company to be in violation of any listing standards or other applicable laws and regulations, and whether the resignation would be in the best interests of the Company and its stockholders. These procedures ensure that no director who has failed to receive a majority vote will continue to serve on the Board without a high degree of scrutiny. Our Board believes that the Director Resignation Policy serves as a better method for accomplishing the same goal as a majority voting policy.
Through the Director Resignation Policy, our Board seeks to be accountable to all stockholders and to respect the right of stockholders to express their views through their vote for directors. However, our Board also believes that it is important to preserve sufficient flexibility to consider all relevant circumstances in the event of a greater than 50% “withheld” vote against a specific director.
The current vote standard avoids uncertainty, risks to our director election process and corporate governance complications arising from a “failed election.”
The plurality voting standard, which is the default standard under Delaware law, protects the Company from a “failed election” (in which a director nominee fails to receive the requisite votes necessary to be elected, resulting in a vacancy on the Board). Under a majority voting scheme, as outlined in the proposal, any or all of the nominees up for election in any given year could fail to reach the majority vote threshold, exposing the Company and stockholders to the undue risk where we fail to elect any nominees that year. Adopting a majority voting standard could also have unforeseen consequences, such as an inability to comply with NYSE listing requirements or other applicable laws and regulations, including listing standards or rules related to director independence, board committee composition and the maintenance of an audit committee financial expert.
Our Board believes that any perceived benefit from a majority voting scheme is outweighed by these risks. Given the concern that a nominee could become a director with a low vote total, the Board will evaluate on an ongoing basis low vote results for any given director nominee and take it into consideration if and when such director is up for re-nomination. The Board believes it is in the best interests of the Company and its stockholders to avoid uncertainty and potential corporate governance complications by maintaining the current plurality voting standard.
Our Nominating and Corporate Governance Committee extensively evaluates director candidates and stockholders have existing avenues of expressing dissatisfaction with directors.
The Nominating and Corporate Governance Committee is tasked with evaluating and recommending nominees for election to our Board. As part of the process, the Nominating and Corporate Governance Committee reviews and considers a number of factors before recommending a nominee to the Board, including the nominee’s judgment, experience, independence, character, business acumen and such other factors as the Nominating and Corporate Governance Committee concludes are pertinent in light of the current needs of the Board. Our Board believes that its membership should reflect a diversity of experience, gender, race, ethnicity, sexual orientation and age. When evaluating the suitability of an incumbent director for nomination or re-election, the Board and the Nominating and Corporate Governance Committee also consider the director’s past performance, including attendance at meetings and participation in and contributions to the activities of the Board.
Our Board believes that the current nominating procedures and the Director Resignation Policy, as opposed to a mandated majority voting standard, provide the Board with the flexibility to appropriately respond to stockholder interests without the risk of potential corporate governance complications arising from failed elections. If dissatisfied with director nominees, our stockholders are able to withhold their vote, submit nominees directly to the Nominating and Corporate Governance Committee, or, under our Bylaws, submit nominees for election as directors in connection with the next year’s annual meeting. Overall, the Board believes that these practices and policies ensure that the Company’s directors are highly qualified and have a broad range of company and industry knowledge, viewpoints and experiences.
Required Vote for Approval and Recommendation of the Board of Directors
The approval of the non-binding stockholder proposal seeking to elect directors in uncontested elections by the affirmative vote of the majority of votes cast, rather than by the current standard of a plurality of the votes cast by stockholders, requires an affirmative vote of a majority of the votes cast by stockholders participating in or represented by proxy at the virtual Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. The outcome of this proposal is advisory in nature and is non-binding. Unless otherwise instructed, the proxy holders will vote proxies held by them AGAINST the approval of the stockholder proposal seeing to elect directors in uncontested elections by the affirmative vote of the majority of votes cast.
Our Board of Directors recommends that stockholders vote AGAINST the stockholder proposal regarding majority voting in uncontested director elections.

CORPORATE GOVERNANCE AND BOARD MATTERS
Governance Highlights
Our Board of Directors is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. This “Corporate Governance and Board Matters” section of this Proxy Statement describes our governance framework, which includes the following features:

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Reconstituted Sustainability, Environmental, Health and Safety Committee to focus the Board on sustainability issues and assist the Board in fulfilling its responsibilities in these areas

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Lead independent director appointed

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Directors required to submit resignations if they receive a majority of “withhold” votes

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Unclassified Board with annual elections

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Annual Board and committee evaluations, as well as director self-evaluations

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Formal CEO succession planning

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Equity retention requirements for directors

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No supermajority standards — stockholders may amend our bylaws or charter by simple majority vote

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Mandatory retirement age for directors of 75, subject to exceptions granted by the Board of Directors

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Risk oversight by full Board and designated committees

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Annual assessment of Board leadership structure

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Regular executive sessions of independent directors

Board of Directors
The Board of Directors has general oversight responsibility for the Company’s affairs and is guided in its duties and responsibilities pursuant to Delaware law, the Company’s Certificate of Incorporation, Bylaws, Corporate Governance Guidelines and other Company policies, as well as applicable rules and regulations of the SEC, NYSE and other regulatory authorities. The members of the Board are elected by the stockholders and the Board to oversee the management and strategic objectives of the Company’s business to ensure that the long-term interests of the stockholders are being served.
Composition of the Board
Directors are chosen for their ability to contribute to the broad range of issues that come before the Board and its committees. Our Board of Directors seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to effectively satisfy its responsibilities to the stockholders. As part of our annual Board self-evaluation process, the Board evaluates whether or not the Board as a whole has the appropriate mix of skills, experience, backgrounds and diversity in relation to the needs of the Company for the current issues facing the Company.
Directors to be nominated by the Company for election at the annual stockholders’ meeting are approved by the Board of Directors upon recommendation by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for Board membership from recommendations by third-party executive search firms and candidates recommended by stockholders and by management, as well as recommendations from its committee members and other members of the Board. The Nominating and Corporate Governance Committee considers various competencies when considering nominees for Board service, each taken into account at the point in time and to the extent to which a candidate would complement or satisfy a present need on the Board or its committees.
Our Nominating and Corporate Governance Committee considers the experience, qualifications, attributes and skills a prospective nominee offers, taking into account the extent to which the nominee would be a valuable addition to the Board or the Board’s committees. The Nominating and Corporate Governance Committee considers various factors in its review, including an assessment of the prospective nominee’s independence, skills, professional accomplishments, experience and industry background, personal and professional integrity, diversity of opinion, relevant knowledge about the issues affecting the Company’s businesses and industry, and the prospective nominee’s ability to dedicate sufficient time to the performance of his or her duties on the Board. If the Nominating and Corporate Governance Committee decides to proceed with further consideration, members of the Nominating and Corporate Governance Committee, as well as other members of the Board as appropriate, may interview the nominee. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to whether the Board should elect the new director or nominate the candidate for election by the stockholders.
Process for Stockholders to Recommend Director Nominees and Make Nominations
A stockholder who wishes to have the Nominating and Corporate Governance Committee consider a prospective director nominee should notify the Company’s Corporate Secretary in writing by delivering a notice that contains the information specified in Section 3.2 of the Company’s Bylaws relating to stockholder nominations, along with any supporting material the stockholder deems appropriate. The Corporate Secretary will promptly forward these materials to the Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Board. The Nominating and Corporate Governance Committee may contact recommended candidates to request additional information necessary for its evaluation or for disclosure under applicable SEC rules, including without limitation information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s Corporate Governance Guidelines set forth factors that the Board and the Nominating and Corporate Governance Committee may consider in evaluating a director nominee, regardless of the nominating party. It is the Nominating and Corporate Governance Committee’s general policy to welcome and consider any and all recommendations. The Company’s Bylaws and Corporate Governance Guidelines can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link).
Separate procedures apply if a stockholder of record wishes to nominate a director candidate for election at a meeting of stockholders. Section 3.2 of the Company’s Bylaws provides for procedures pursuant to which stockholders of record may nominate director candidates at meetings of stockholders. The Company’s Bylaws can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link). To provide timely notice of a director nomination at the 2023 Annual Meeting of Stockholders, the stockholder’s notice must be received by the Corporate Secretary by the deadline specified under “Deadline for Stockholder Proposals” on page 80. A nominating stockholder’s notice must also satisfy the information requirements specified in Section 3.2 of the Bylaws with respect to the nominee for director and the nominating stockholder. The chairperson of the meeting of stockholders will determine whether or not a nomination was made in accordance with the procedures set forth in our Bylaws. If the chairperson determines that a nomination is defective, he or she will declare to the meeting that such nomination is defective, and the defective nomination will be disregarded.
Management Response to Current Events
Throughout 2021, the Company’s management continued to focus on the safety of our employees, supporting our local community and ensuring our employees were able to remain employed despite the negative impact of COVID-19. Management worked with the National Mining Association and other key national and local stakeholders to secure essential industry designation for the mining industry so that our employees and their families would not have to worry about financial stability, and the Company also put in place numerous safety procedures to protect our workforce during the pandemic in accordance with federal, state, local and international regulations and guidelines. Despite the negative impact that the COVID-19 pandemic has had on our business, we have not cut salaries or hourly rates for our employees, nor have we adjusted our benefits coverage or had to furlough any employees.
Additionally, the Company’s collective bargaining agreement (“CBA”) with the United Mine Workers of America (“UMWA”) expired on April 1, 2021, and the UMWA initiated a strike which continues today. The Company’s management continues to negotiate in good faith to reach a new union contract and remains hopeful for a fair and reasonable resolution. Additional information about the strike can be found at www.warriormetcoalfacts.com (which information is not incorporated into this Proxy Statement). Throughout the strike, management has successfully executed the Company’s business continuity plans, allowing the Company to meet the needs of its valued customers. Due to the strike, the Company idled Mine No. 4 and scaled back operations at Mine No. 7, and despite incurring various business interruption expenses, management has been able to manage the Company’s working capital and spending to deliver strong results in the current markets. We believe that we are well positioned to fulfill anticipated customer volume commitments for 2022. In the current environment and without a new CBA, the Company believes that production and sales volume for 2022 could be between 5.0 million and 6.0 million metric tons. These volumes include the assumed restart of Mine 4 and continued lower production at Mine 7. Similarly, with a new CBA, the Company believes that production and sales volumes over a twelve-month period could ramp up to a run rate of approximately 7.0 million metric tons within three to four months. While the Company has business continuity plans in place, the strike may still cause disruption to production and shipping activities, and our plans may vary significantly from quarter to quarter in 2022.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines to assist the Board and its committees in the exercise of their responsibilities. The Corporate Governance Guidelines, which can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link), set forth guiding principles and provide a flexible framework for the governance of the Company. The Corporate Governance Guidelines address, among other things, Board functions and responsibilities, management succession, Board membership and independence, Board meetings and Board committees, access to management, employees and outside advisors, and director orientation and continuing education.
Pursuant to the Corporate Governance Guidelines, the Board and each of its committees conduct annual evaluations of their performance, led by the Nominating and Corporate Governance Committee. The evaluation is intended to determine whether the Board and its committees are functioning effectively and fulfilling the requirements set forth in the Corporate Governance Guidelines or the committee’s charter, as applicable. The evaluations also provide the Board and its committees with an opportunity to reflect upon and improve processes and effectiveness. Beginning in 2019, the evaluations also included self-evaluations pursuant to which the directors were asked to examine their own contributions to the Board or committee, as appropriate, and potential areas of improvement.
Also as required by the Corporate Governance Guidelines, the Nominating and Corporate Governance Committee has established, and the Board has reviewed, short- and long-term succession plans for the CEO and other senior management positions, including in the event of unanticipated vacancies in those offices. Additionally, the Corporate Governance Guidelines establish a mandatory retirement age for non-employee directors of 75, subject to exceptions that may be granted by the Board. The Guidelines also provide that a director who experiences a change in employment status should offer to resign from the Board, and the Nominating and Corporate Governance Committee will evaluate whether the Board should accept the resignation based on a review of whether the director continues to satisfy the Board’s membership criteria in light of the director’s new status. The Nominating and Corporate Governance Committee regularly reviews and reassesses the adequacy of the Corporate Governance Guidelines and recommends any proposed changes to the Board, and the full Board approves such changes as it deems appropriate.
Board Leadership Structure
The Board of Directors oversees the business and affairs of the Company and monitors the performance of its management. The basic responsibility of the Board is to lead the Company by exercising its business judgment to act in what each director reasonably believes to be the best interests of the Company and its stockholders. Although the Board is not involved in the Company’s day-to-day operations, the directors keep themselves informed about the Company through meetings of the Board, reports from management and discussions with the Company’s NEOs. Directors also communicate with the Company’s outside advisors, as necessary.
The Board does not have a policy as to whether the role of Chairman of the Board and Chief Executive Officer should be separate or whether the Chairman should be a management or a non-management director. The Corporate Governance Guidelines provide that whether to have the same person occupy the offices of Chairman and Chief Executive Officer should be decided by the Board, from time to time, in its business judgment after considering relevant circumstances. Since March 2016, the roles of the Chairman and the Company’s Chief Executive Officer have been held separately, but the Chairman is not an independent director. The Board believes that this leadership structure promotes strategy development and execution, and facilitates information flow between management and the Board. Mr. Williams serves as non-executive Chairman and Mr. Scheller serves as Chief Executive Officer. As the non-executive Chairman, Mr. Williams acts as the key liaison with the Chief Executive Officer, sets the agendas for Board meetings in consultation with the Lead Director (as defined below), presides over meetings of the Board and the stockholders, communicates the Board of Directors’ feedback to the Chief Executive Officer and communicates on behalf of the Board with various constituencies involved with the Company.
As Mr. Williams is not considered independent by the Board, as detailed below under “Director Independence,” the Board of Directors determined that it was in the best interests of the Company and its stockholders to elect an independent director to serve in a lead capacity (the “Lead Director”) to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine. The Board elected J. Brett Harvey as the Lead Director in February 2018, and adopted a Lead Director Charter in order to set forth the duties and responsibilities of the lead independent director of the Board, which can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link). The Lead Director Charter provides that the lead independent director of the Board will, among other duties, preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the non-management directors, serve as a liaison between the Chairman and the non-management directors, and provide input to the Chairman regarding Board agendas and the schedule of meetings.
Director Independence
Our Corporate Governance Guidelines provide that a majority of the Board’s directors must be “independent” under applicable criteria established by the NYSE. Our Corporate Governance Guidelines also provide that the Board shall perform an annual review of the independence of each director and director nominee and make an affirmative determination as to each director’s independence. In making this affirmative determination, NYSE listing standards require that our Board consider whether each director has a “material relationship” with the Company (either directly or as a partner, stockholder or officer of an organization that has a material relationship with the Company). The Board has determined that each of Messrs. Harvey and Schumacher and Ms. Amicarella is an independent director under applicable NYSE criteria.
Board of Directors Meetings and Committees
Meeting Attendance
Under our Corporate Governance Guidelines, directors are expected to attend all Board meetings and meetings of the committees of the Board on which they serve, and directors are encouraged to attend the annual meetings of stockholders. The Board met six times in 2021. None of the directors attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings of committees of the Board for the period during which the director served on the Board or such committees in 2021. All of the directors attended our 2021 Annual Meeting of Stockholders.
Standing Committees
The Board currently has four standing committees and, upon the recommendation of the Nominating and Corporate Governance Committee, appoints the members of those committees. The standing committees include (1) the Audit Committee, (2) the Compensation Committee, (3) the Nominating and Corporate Governance Committee and (4) the Sustainability, Environmental, Health and Safety Committee (formerly the Environmental, Health and Safety Committee). From time to time, the Board may also add new committees or remove existing committees as it deems advisable in the fulfillment of its responsibilities.
Each of the standing committees of the Board is governed by a written charter, and each committee conducts an annual evaluation of its performance and its charter. The charter for each committee can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link).

The following table sets forth the current membership of each committee of the Board of Directors and the number of meetings that each committee held during 2021, as well as the roles and responsibilities of each committee. Additionally, the Finance Committee, which was dissolved in February 2022, held three meetings during 2021.
Audit Committee	Current Members
ROLES AND RESPONSIBILITIES:
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Assist our Board in its oversight responsibilities regarding the integrity of our financial statements, the independent auditor’s qualifications, independence and performance, the performance of our internal audit function and our compliance with legal and regulatory requirements

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Discuss with management and the independent auditor the Company’s annual audited financial statements and quarterly financial statements, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations, and the adequacy of the internal controls over financial reporting

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Review and discuss with the senior officer responsible for the internal audit function the annual audit scope, budget and schedule, and review and approve the internal audit plan and the results of internal audit activities

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Be directly and ultimately responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditor, considering qualifications, independence and performance; approve the scope of the proposed audit for each fiscal year and the fees and other compensation to be paid to the independent auditor therefor

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Oversee the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s Code of Business Conduct and Ethics and the Company’s policies and procedures for monitoring compliance

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Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters

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Discuss and review the Company’s policies and guidelines with respect to risk assessment and risk management, and discuss with management the Company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures

Alan H. Schumacher (Chair) Ana B. Amicarella J. Brett Harvey Number of Meetings in Fiscal 2021: 5
INDEPENDENCE:
All members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the SEC.  The Board has determined that Mr. Schumacher qualifies as an “audit committee financial expert” in compliance with the criteria established by the NYSE and the SEC.

Compensation Committee	Current Members
ROLES AND RESPONSIBILITIES:
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Review and approve the Company’s compensation plans and oversee the compensation philosophies, programs and policies and participate in compensation strategy development, and consider the evaluation of any risks arising from the Company’s overall compensation policies and practices

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Review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance in light of those goals and objectives, and, based on this evaluation, determine the CEO’s compensation level

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Review and approve all compensation for non-CEO executive officers

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Administer incentive compensation and equity-based plans and other plans and policies for which the Committee has been designated administrator

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Review and approve employment agreements and severance arrangements and benefits of the CEO and other executive officers

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Review and make recommendations to the Board with respect to director compensation

J. Brett Harvey (Chair) Alan H. Schumacher Number of Meetings in Fiscal 2021: 3
INDEPENDENCE:
All members of the Compensation Committee are independent directors as defined by the NYSE.
Nominating and Corporate Governance Committee	Current Members
ROLES AND RESPONSIBILITIES:
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Review and make recommendations to the Board about the size, structure, composition and functioning of the Board and its committees, including a recommendation to the independent directors regarding the potential appointment of a lead director

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Identify individuals qualified to become directors and recommend to the Board the director nominees for election by stockholders

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Recommend to the Board the membership and chair of each committee of the Board

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Review each director’s continuation on the Board prior to his or her re-nomination and administer (i) the voluntary resignation guidelines for directors who change job responsibility or retire during their tenure on the Board and (ii) the Company’s Director Resignation Policy when a director nominee receives a greater number of “withheld” votes than “for” votes in an uncontested election

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Assist the Board in an annual performance evaluation of the Board and each of its committees and assist the independent directors in an annual performance review of the CEO

J. Brett Harvey (Chair) Ana B. Amicarella Number of Meetings in Fiscal 2021: 4
INDEPENDENCE:
All members of the Nominating and Corporate Governance Committee are independent directors as defined by the NYSE.

Sustainability, Environmental, Health and Safety Committee	Current Members
ROLES AND RESPONSIBILITIES:
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Review and evaluate the Company’s programs, policies and procedures pertaining to sustainability, environmental and related social responsibility issues and impacts to support the sustainable growth of the Company

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Review and evaluate the Company’s environmental, health and safety policies and procedures and monitor Company compliance with its policies and procedures

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Review assessments of and discuss with management the Company’s material sustainability, environmental, health and safety risks and the Company’s implementation of appropriate strategies to manage such risks

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Discuss and advise the Board on maintaining and improving corporate sustainability strategies and ensure they are in line with the overall business strategy

Ana B. Amicarella (Chair) Stephen D. Williams Walter J. Scheller, III Number of Meetings in Fiscal 2021: 4
QUALIFICATIONS:
All members of the Sustainability, Environmental, Health and Safety Committee are knowledgeable in sustainability, environmental, health and safety matters, as required by the Committee’s charter.
The Board’s Role in Risk Management
Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for oversight of the Company’s risk management. The Board has delegated to certain committees oversight responsibility for those risks that are directly related to their areas of focus. The Audit Committee reviews our policies and guidelines with respect to risk assessment and risk management, including our major financial risk exposures, and oversees the steps management has taken to monitor and control those exposures. The Compensation Committee considers risk issues when establishing and administering our compensation program for executive officers and other key personnel. The Nominating and Corporate Governance Committee oversees matters relating to the composition and organization of the Board and advises the Board how its effectiveness can be improved by changes in its composition and organization. The Sustainability, Environmental, Health and Safety Committee reviews assessments of and discusses with management the Company’s material sustainability, environmental, health and safety risks and the Company’s implementation of appropriate strategies to manage such risks, including internal and independent audits.
Code of Ethics
The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), which is applicable to all of the Company’s officers (including the Company’s principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions), directors and employees. The Audit Committee of the Board regularly reviews the Code of Conduct and recommends changes to the Board for approval. If the Audit Committee grants any waivers of the Code of Conduct to any of our directors or officers, we will, if required, disclose these matters in the “Investors” section of our website at www.warriormetcoal.com on a timely basis. The Code of Conduct can be found in the “Investors” section of our website at www.warriormetcoal.com (under the “Corporate Governance” link).
Sustainability and Corporate Responsibility
Under the leadership of our Board and Sustainability, Environmental, Health and Safety Committee, we are committed to operating in a sustainable manner and being a responsible corporate citizen. The Company’s leadership is focused on establishing measurable sustainability goals and providing detailed information about its initiatives to the Company’s investors, employees, customers, community and other stakeholders. In December 2021, we issued our 2021 Corporate Responsibility Report, which provides significant disclosure and transparency regarding our corporate-wide sustainability efforts. This Report was prepared in accordance with the Global Reporting Initiative (GRI) Standards (Core Option) and the Sustainability Accounting Standards Board (SASB) standards for Coal Operations, and highlights our goals of becoming an industry leader in environmental stewardship, maintaining a strong environmental compliance record and safety statistics that are better than the industry average, and forming collaborative partnerships focused on workforce development and our communities. Our 2021 Corporate Responsibility Report (which is not incorporated into this Proxy Statement) can be found in the “Corporate Sustainability” section of our website at www.warriormetcoal.com.
The Company’s leadership, along with the Sustainability, Environmental, Health and Safety Committee, used 2021 to refocus on the Company’s future goals, including defining aggressive yet obtainable environmental targets. With the help of a third-party consultant, we are developing a comprehensive ESG strategy focused on materiality and risk assessments, measurable goals and reporting standards. Management anticipates unveiling this new strategy during 2022 and the key environmental areas of focus will be:
Highlights of the Company’s sustainability and corporate responsibility efforts during 2021 are provided below:
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Safety:   Our health and safety policies and programs are the cornerstone of our operating philosophy and are integrated into all of our daily operations and activities. Management’s continued emphasis on enhancing our safety performance has resulted in a total reportable incident rate at Mine No. 4 and Mine No. 7, based on Mine, Safety and Health Administration (“MSHA”) criteria, being over 30% better than the U.S. industry rate and an incident severity measure that is consistently less than half of the national average. In 2021 our safety incident rate was 1.25, which is considerably lower than the national total reportable incident rate for all underground coal mines in the U.S. of 4.89 for the nine months ended September 30, 2021 (represents the latest data available). Additionally, our total reportable incident rate is a component of our incentive compensation program, tying the Company’s performance in this area to management’s compensation. We also had 100% compliance with annual MSHA safety training requirements. This record reflects our effectiveness in protecting our employees, and we strive for the ultimate goal of zero safety incidents. In 2018, we created the position of Vice President of Safety, who is responsible for developing and overseeing health and safety programs at the Company’s mines. This individual regularly reports to the Sustainability, Environmental, Health and Safety Committee in order to keep the Board apprised of the Company’s safety-related efforts and challenges.

•
Environmental:   We take our responsibility to the environment seriously. All of the coal we produce is of metallurgical quality extracted from underground coal mines that are 1,400 to 2,100 feet underground, resulting in a lower environmental impact and land disturbance than surface mining. We continually invest in new technologies to lessen our environmental impact and to improve our efficiencies and productivity.

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Methane reclamation:   We are proud of our industry-leading environmental performance, including our award-winning reclamation activities. We currently capture approximately 64% of the coalbed methane that is produced during our mining activities as part of our commitment to reduce greenhouse gas (“GHG”) emissions. We are actively engaged in the EPA’s voluntary programs to reduce and report GHG emissions and to improve estimates of national GHG emissions, and in 2021 we lowered our methane emissions by 10% per month from 2020.

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Water management:   We have a strong environmental compliance record (99.24%) with the EPA’s National Pollutant Discharge Elimination System (NPDES) program, which addresses water pollution by regulating point sources that discharge pollutants into U.S. waters. We also monitor adjacent streams and groundwater wells quarterly in order to determine if these water supplies could potentially have been affected by mining operations. Waste water, or water used for mining or processing of coal, is stored in locations such as impoundment structures or clarifying or settling ponds. We have set a goal to reduce water usage at current facilities by 25% by 2030.

•
Waste management:   The MSHA has three hazard classifications for tailings that reflect the potential for danger to life, property or the environment in the event of an unintentional release of water or slurry from an impoundment. Of the Company’s seven tailings impoundments, six are classified as “Low Hazard” by MSHA. In 2019, the Company contracted with a licensed professional engineer to conduct independent inspections and to certify that the current tailings facilities meet MSHA design standards, and we will continue to have similar annual inspections. Beginning in 2021, the Company evaluated its tailings facilities with a goal to comply with the newly released Global Industry Standard on Tailings Management, which strives to accomplish a goal of zero human or environmental harm.

•
Land reclamation:   We continue to improve our land reclamation efforts, and we have received approval from the Alabama Surface Mining Commission for the final release of 1,355 reclaimed acres. The Company is highly proactive in planning all ongoing and future activities to minimize negative impacts to wildlife and their habitats by mining activities. All of the Company’s permit applications are reviewed by the regional U.S. Fish and Wildlife office for potential negative impacts to any protected species or habitat within the area.

•
Social:   We strive to maintain a positive and productive corporate culture by fostering a thriving, diverse workforce. In 2020, we launched a diversity recruitment initiative in order to increase minority representation, and we are focused on emphasizing diversity and inclusion practices and initiatives. We invest in our employees through health and wellness programs, competitive total rewards and development opportunities. The Company is also focused on being a responsible citizen within the community, and during the COVID-19 crisis, we worked with community partners and local nonprofit organizations to quickly identify the immediate need within our area. During 2021, the Company made cash contributions to the American Heart Association, Habitat for Humanity, Tuscaloosa County School System, Antioch Volunteer Fire Department, West Brookwood Church and various other local charities. The Company also supported the America Red Cross through an employee blood drive.

•
Board and Management Oversight:   Our Board regularly reviews the Company’s safety and environmental performance, as well as other corporate responsibility matters. Our executive leadership team actively manages the Company’s performance and strives to ensure these core values are ingrained in the Company’s culture. We believe that our performance in the areas of safety and environmental stewardship in particular are integral to our operational and financial performance and to enhancing long-term stockholder value.

Equity Retention Policy for Non-Employee Directors
The Board of Directors has always encouraged the Company’s non-employee directors to have a financial stake in the Company, and the directors have generally owned shares of our common stock. The Company’s Equity Retention Policy requires the Company’s non-employee directors to retain the net shares (as defined in the policy) resulting from the vesting or exercise, as applicable, of all equity compensation awards granted to such individual after January 1, 2018 for five years.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee during 2021 was an employee or officer or former employee or officer of the Company or had any relationships requiring disclosure under Item 404 of Regulation S-K.
None of our executive officers served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or Compensation Committee during 2021.

Communication with the Board
The Board will give appropriate attention to written communications that are submitted by stockholders and will respond as the Board deems appropriate. Stockholders and other interested parties may contact an individual director, the entire Board, or a specified Board committee or group, including the independent directors as a group, by mailing such communication to:
Warrior Met Coal, Inc.
c/o Corporate Secretary
16243 Hwy 216
Brookwood, Alabama 35444
Each communication should specify the applicable addressee(s) to be contacted, as well as the general topic of communication. The Corporate Secretary will initially receive and process communications before forwarding them to the addressee. Stockholders and other interested parties may also email Dale W. Boyles, the Company’s Chief Financial Officer, at dale.boyles@warriormetcoal.com.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis is designed to provide our stockholders with an explanation of our executive compensation philosophy and objectives, our 2021 executive compensation program and the compensation paid by us to the following named executive officers (or “NEOs”): Walter J. Scheller, III, Chief Executive Officer (“CEO”), Jack K. Richardson, Chief Operating Officer, Dale W. Boyles, Chief Financial Officer, Kelli K. Gant, Chief Administrative Officer and Corporate Secretary, and Charles Lussier, Chief Commercial Officer.
Overview
Warrior Met Coal is a U.S.-based, environmentally and socially minded supplier of metallurgical coal to the global steel industry. We are dedicated entirely to mining non-thermal metallurgical coal used as a critical component of steel production by metal manufacturers in Europe, South America and Asia. We are a large-scale, low-cost producer and exporter of premium met coal, also known as hard-coking coal (HCC), operating two highly productive underground mines in Alabama. The HCC that Warrior produces from the Blue Creek coal seam in Alabama contains very low sulfur, has strong coking properties and is of a similar quality to coal referred to as the premium HCC produced in Australia. The premium nature of Warrior’s HCC makes it ideally suited as a base feed coal for steel makers and results in price realizations near the Platts Index price. Our strategy of achieving high realized prices relative to other U.S. met coal producers while maintaining a low-cost structure has driven strong financial performance.
Impact of Current Events on Compensation
The Company’s management team drove many positive developments during the year ended December 31, 2021 and the annual cash incentive awards for 2021 were earned at the maximum level, reflecting performance that, despite the continuing impact of the COVID-19 pandemic, exceeded our short-term objectives. The Company operates in a critical infrastructure industry, as defined by the U.S. Department of Homeland Security, allowing the Company to continue to operate its mines throughout the pandemic.
Our CBA with the UMWA expired on April 1, 2021, and the UMWA initiated a strike which continues today. We continue to negotiate in good faith to reach a new union contract. During the strike, we continue to successfully execute our business continuity plans, allowing us to meet the needs of our valued customers. Due to the strike, we idled Mine No. 4 and scaled back operations at Mine No. 7. In connection with the idling of Mine No. 4 and reduced operations at Mine No. 7, we incurred idle mine expenses of $33.9 million and $21.4 million of business interruption expenses for the year ended December 31, 2021. Despite incurring costs associated with the strike, we have been able to manage our working capital and spending to deliver strong results in the current markets.
Due to management’s ability to drive short-term performance above target levels despite the significant challenges facing the Company, the Compensation Committee believed it was appropriate to approve the payout of the annual cash incentive awards for 2021 at 200% of target based on actual performance. The Committee also believed it was appropriate to exercise its discretion to approve the payout of the performance-based RSUs eligible to be earned for 2021 at 75% of target, a slight increase from the actual level of achievement of 73.11%, due to the fact that the performance goals for 2021 assumed that the strike would be resolved sooner and the Company would be able to resume normal operations. The Compensation Committee concluded that it was unnecessary to grant discretionary compensation for 2021 or make any structural changes to the incentive compensation program for 2022.
Compensation in Context: Company Performance in 2021
The year ended December 31, 2021 was a challenging year. COVID-19 continued to impact our business, adversely affecting the economies and financial markets of many countries, including those of our customers, which are primarily located in Europe, South America and Asia. As described above, the ongoing UMWA strike has been disruptive to our business and has resulted in significant additional expenses. Despite the ongoing challenges posed by COVID-19 and the UMWA strike, we are pleased with our performance in 2021, as we achieved Adjusted EBITDA (adjusted to remove certain costs) over four times the budgeted amount for 2021. Additional highlights of our key accomplishments in 2021 are as follows:
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We achieved an annual sales volume of 5.7 million metric tons and production volume of 5.1 million metric tons.

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We achieved net income of $150.9 million, or $2.93 per diluted share.

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We delivered positive cash flows from operations of $351.5 million and positive free cash flow of $280.2 million* while continuing to invest $71.4 million in property, plant and equipment and mine development.

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We maintained a strong balance sheet with total liquidity of $479.0 million, consisting of cash and cash equivalents of $395.8 million and $83.2 million available under our ABL Facility.

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We achieved a record total reportable incidence rate of 1.25, which is considerably lower than the national total reportable incidence rate for all underground coal mines in the United States of 4.89 for the nine months ended September 30, 2021 (represents the latest data available).

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We successfully refinanced our senior notes and amended our ABL Facility strengthening our balance sheet and financial position for long term success.

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We demonstrated an ongoing commitment to returning capital to our stockholders, paying our regular $0.05 per share quarterly dividends.

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In 2022, we increased our quarterly dividend by 20% to $0.06 due to the achievement of the accomplishments above.

As detailed in this Compensation Discussion and Analysis, our compensation program is designed to link executive pay with corporate and individual performance, and one of the ways we do this is to tie our annual cash incentive awards to the primary performance metrics that management uses to evaluate the Company’s performance:
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Safety rates: Our dedication to safety is at the core of all of our overall operations as we work to further reduce workplace incidents by focusing on policy awareness and accident prevention. Our continued emphasis on enhancing our safety performance has resulted in a reportable incident rate of 1.25 for the year ended December 31, 2021, compared to our target goal of 2.81.

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Adjusted EBITDA: Our management uses Adjusted EBITDA (as defined below under “Elements of 2021 Executive Compensation — Annual Cash Incentive Awards”) as a supplemental financial measure to assess our financial condition and operating performance. This measure does not comply with generally accepted accounting principles (“GAAP”) in the United States, and the GAAP measure most directly comparable to Adjusted EBITDA is net income. For the year ended December 31, 2021, we achieved Adjusted EBITDA (adjusted to remove certain costs) of approximately $475.0 million, compared to our target goal of approximately $111.4 million.

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Capital expenditures: Our mining operations require investments to maintain, expand, upgrade or enhance our operations and to comply with environmental regulations. In 2021, we continued to balance our free cash flow and liquidity preservation against maintenance and discretionary capital spending as we continued to navigate the effects of the COVID-19 pandemic and the UMWA strike. This consisted of not only sustaining capital but also discretionary capital for projects that will increase efficiency, increase production and lower costs over time. For the year ended December 31, 2021, we achieved certain capital expenditures of approximately $57.9 million, compared to our target goal of $61.2 million.

•
Metric tons of production: Due to the UMWA strike, which began on April 1, 2021, we idled Mine No. 4 and scaled back operations at Mine No. 7, which reduced our metric tons produced for the year. Despite the UMWA strike, we were able to successfully execute our business continuity plans, allowing

*
See the accompanying 2021 Annual Report to Stockholders for a discussion of our use of “free cash flow,” a non-GAAP financial measure, and a reconciliation of free cash flow to net cash provided by operating activities.

us to meet the needs of our valued customers. In the year ended December 31, 2021, we produced 5.1 million metric tons of met coal from Mine No. 4 and Mine No. 7, compared to our target goal of approximately 4.6 million metric tons.
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Cash cost of production per metric ton: We believe Mine No. 4 and Mine No. 7 are two of the lowest cost met coal mines in North America. Our low-cost position is derived from our operations’ favorable geology, automated longwall mining methods and significant flexibility allowed under our workforce agreements. Maintaining and further improving our low-cost operating profile is an important goal for us. In the year ended December 31, 2021, we achieved a cash cost of production per metric ton that was approximately 5% better than our target goal.

As detailed below under “Elements of 2021 Executive Compensation — Annual Cash Incentive Awards — Actual 2021 Results,” the Company’s performance under these metrics resulted in a payout of the annual cash incentive awards at 200% of target.
In order to further align executives’ interests with those of the stockholders and motivate the behaviors that our Compensation Committee and Board of Directors believe will drive growth and value in our business, we changed the structure of the equity incentive awards granted to NEOs and key employees in 2018 by providing for a more stockholder-aligned equity incentive mix comprised of a majority of performance-based RSUs and a minority of time-based RSUs. The performance-based RSUs are earned on the basis of the Company’s performance in each of the three years beginning with the year of the date of grant, and as with the annual cash incentive awards, these long-term equity awards are tied to performance metrics that management uses to evaluate the Company’s performance:
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Longwall feet of advance: This metric reflects management’s focus on operational efficiency. In the year ended December 31, 2021, we achieved annual longwall feet of advance that was approximately 5% greater than the target level.

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Continuous miner feet of advance: This metric reflects management’s focus on operational efficiency. In the year ended December 31, 2021, we achieved annual continuous miner feet of advance that was approximately 92% of the target level.

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Cash cost of production per metric ton: As detailed above, this metric reflects management’s focus on our key business strategy of maintaining and further improving our low-cost operating profile. In the year ended December 31, 2021, we achieved a cash cost of production per metric ton that was approximately 7% better than our target goal.

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Total shareholder return: We compare the Company’s total shareholder return to that of its peer group, which reflects that our executive compensation program should align management’s interests with those of our stockholders and incentivize performance relative to the Company’s peers. In the year ended December 31, 2021, we achieved total shareholder return of approximately 21.53%, compared to our peer group median of 94.16%.

As detailed below under “Elements of 2021 Executive Compensation — Long-Term Equity Incentives — Actual 2021 Results,” the Company’s performance under these metrics resulted in achievement at 73.11% of target, and the Compensation Committee believed it was appropriate to exercise its discretion to approve the payout of the performance-based RSUs eligible to be earned for 2021 at 75% of target.
Compensation Philosophy and Objectives
One of our primary objectives is to achieve and sustain significant increases in shareholder value. Our executive compensation program has been designed to support this objective with a clear link between pay and corporate and individual performance, while discouraging executives from taking excessive risks. We structure our compensation plans to provide target compensation levels and opportunities that are competitive with the median target opportunities for comparable positions among the companies that comprise our peer group. We continue to refine our peer group to be reflective of similar businesses of comparable size, as well as businesses that are representative of the market place for talent in which we compete. This approach is also aimed at ensuring our ability to attract, retain and motivate the executives, managers and professionals who are critical to our short- and long-term success. A significant portion of our executives’ compensation is

“performance-based” in the form of both short- and long-term incentives that are intended to motivate balanced decision-making by our executives while also aligning their interests with those of our shareholders.
Executive Compensation Program Objectives and Principles
Our primary compensation objectives are to:
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Attract, motivate and retain top executive and managerial talent,

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Reward our executives for the achievement of our annual and long-term performance goals,

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Drive future short- and long-term performance,

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Discourage excessive risk-taking, and

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Align managements’ interests with those of the stockholders.

While the individual compensation elements may differ, the design of the executive compensation program is generally based on the same objectives as the overall compensation program provided to all of our employees. The Compensation Committee has established the following principles, which are meant to effect these compensation objectives and guide the design and administration of specific plans, agreements and arrangements for our executives:
Principle	Description
Compensation Should Be Performance-Based
The Compensation Committee believes that a significant portion of our executives’ total compensation should be tied to how well the Company performs relative to applicable financial, strategic, operational and safety objectives and how well they perform individually. To accomplish this, the Compensation Committee uses a variety of targeted, performance-based compensation vehicles in our executive compensation program that are specifically designed to incorporate performance criteria that promote our annual operating plan and long-term business strategy, build long-term stockholder value and discourage excessive risk-taking.
As the Compensation Committee believes that there should be a strong correlation between executive compensation and Company performance, in years when our performance exceeds objectives established for the relevant performance period, executives should be paid more than 100% of the established target award. Conversely, when performance does not meet the established objectives, incentive award payments should be less than 100% of the established target level or eliminated altogether if actual results are below the threshold performance levels.

Compensation Should Reinforce Our Business Objectives and Values
Our objective is to increase stockholder value through our continued focus on asset optimization and cost management to drive profitability and cash flow generation. Our key strategies to achieve this objective include: maximizing profitable production; maintaining and improving our low-cost operating cost profile; broadening our marketing reach; maintaining a strong correlation between realized coal prices and market indices; and capitalizing on opportunities for technological innovation to continue to reduce our impact on the environment.  The Compensation Committee considers these strategies, as well as the Company’s risk tolerance, when identifying the appropriate incentive measures and setting the goals and objectives applicable to our NEOs.

Performance-Based Compensation Should Be Benchmarked
The Compensation Committee believes that the use of internal performance metrics alone would yield an incomplete picture of Company performance. Accordingly, the performance-based element of our executive compensation program also emphasizes and evaluates the Company’s performance relative to similarly situated organizations on

Principle	Description

the basis of industry focus, scope of operations and size. This evaluation serves as a means to assess, on a comparative basis, how well we deliver results that build long-term shareholder value which, in turn, allows us to better establish the performance expectations of the executives leading the Company.

The Majority of Our Executives’ Compensation Should Be Variable and “At Risk”
The Compensation Committee inherently believes that pay and performance should be directly linked. In support of this objective, we seek to ensure that our incentive compensation programs are consistent with, and supportive of, our short- and long-term strategic, financial, operational and safety goals by making a significant portion of each NEO’s total compensation variable and “at risk,” with payouts dependent on the successful achievement of our articulated performance goals, which are set annually by the Compensation Committee.

Snapshot: How Compensation is Delivered to Our NEOs
The total direct compensation opportunities of our NEOs for 2021 are comprised of the following elements:
	CoreCompensation Element	Underlying Principle	Description
Fixed Compensation	Base Salary	To provide a competitive level of fixed compensation that serves to attract and retain high-caliber talent and is predicated on responsibility, skills and experience.	Base salaries are generally reviewed annually and may be modified on the basis of merit, promotion, internal equity considerations and/or market adjustments.
Variable Compensation	Annual (Cash) Incentive Award	To reward achievement of corporate and individual NEO goals and contributions to the Company.
Annual incentive awards are based on objective performance metrics, but also allow the Compensation Committee to apply discretion (both negative and positive, up to appropriate, applicable limits) in considering quantitative and qualitative performance. Annual incentive awards are delivered to our NEOs in cash.

	Long-Term (Equity) Incentive Award	To promote the recruitment and retention of our NEOs, to reward performance that drives stockholder value creation and to align the interests of our management team with those of our stockholders.	Long-term incentive awards are delivered to our NEOs in a combination of performance-based and time-based restricted stock units (“RSUs”).

Shareholder Advisory Votes on Executive Compensation
Pursuant to SEC rules, we provided our stockholders with the opportunity in 2021 to vote to approve, on an advisory basis, the compensation of our NEOs (often referred to as a “say-on-pay” vote). Although the “say-on-pay” vote is advisory and non-binding, the Compensation Committee considers the outcome of the vote as part of its executive compensation planning process. At the 2021 Annual Meetings of Stockholders, over 99% of the votes cast on the “say-on-pay” proposal were voted in favor of the compensation of our NEOs as disclosed in the proxy statement for such meeting. Our Compensation Committee considered this high level of stockholder support when determining the compensation for 2022, and decided not to make any significant changes to the structure of our compensation program. The Committee concluded that the Company’s compensation program should continue to emphasize the performance, alignment and retention objectives described herein.
As required by SEC rules, we also provided our stockholders with an opportunity to vote, on an advisory basis, on the frequency of future say-on-pay votes at the 2018 Annual Meeting of Stockholders. At that meeting, the Company’s stockholders voted overwhelmingly to recommend that future say-on-pay votes be held annually. Our Board adopted that recommendation and, accordingly, we intend for our stockholders to continue to have an annual opportunity to vote to approve, on an advisory basis, the compensation of our NEOs. Pursuant to SEC rules, the next advisory vote on the frequency of future say-on-pay votes will be held no later than the Company’s 2024 Annual Meeting of Stockholders.
Role of the Compensation Committee
Our Compensation Committee, which currently consists of two members of the Board, each of whom qualifies as independent under NYSE listing standards, reports regularly to the Board and annually evaluates its own performance. It meets periodically during the year, generally in conjunction with regular meetings of the Board. The primary goal of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities related to setting, monitoring and implementing a compensation philosophy and strategy designed to enhance profitability and fundamental value for the Company. It also reviews and approves the salary and other compensation of the CEO and our other executive officers, as well as the compensation and benefits of our non-employee directors on an annual basis. The Compensation Committee determines incentive compensation targets and awards under various compensation plans and makes grants of restricted stock units and other awards under our stock incentive plans.
Pursuant to the Compensation Committee’s authority to engage the services of outside advisors, the Committee has retained Pay Governance LLC, an independent compensation consulting firm, to provide market and peer group data, to examine pay and performance matters, and to assist the Committee in developing compensation programs and making compensation decisions applicable to the Company’s executive officers and non-employee directors. In determining the compensation of the executive officers other than the CEO, the Compensation Committee takes into account current compensation levels and peer group benchmarking, and also considers the recommendations of the CEO, which are based primarily on Company and individual performance as well as competitive market data. The Committee does not use a formula to weight these factors, but, instead, uses these factors to provide context within which to assess the significance of comparative market data and to differentiate the level of target compensation among our NEOs. After the end of the performance period to which a particular incentive award relates, the Compensation Committee reviews our performance relative to the applicable performance targets and recommends payouts based on that performance.
Role of Management
Our Compensation Committee determines the compensation of the CEO without management input, but may be assisted in this determination by Pay Governance. In making determinations regarding the compensation for the Company’s non-CEO executive officers, the Compensation Committee may request input from the CEO, other members of the Board and its key committees, and Pay Governance. The CEO recommends compensation, including the compensation provisions of employment and/or severance agreements for those who have them, for the NEOs other than himself, and for all others whose compensation falls under the purview of the Compensation Committee. The Compensation Committee also performs its own assessment of the individual performance of each executive officer. In making these recommendations, the CEO evaluates the performance of each executive, and considers (i) each executive’s current responsibilities and his or her ability to assume increasing responsibilities, (ii) the executive’s compensation opportunity in relation to other executive officers of the Company, (iii) publicly available information regarding the competitive marketplace for talent and (iv) information provided to the Compensation Committee and the Company by Pay Governance. Executive officers, including the CEO, are neither consulted about their respective compensation nor are they present for the discussions or decisions regarding their own compensation. The Compensation Committee is assisted in the administration of its decisions by the Company’s chief administrative officer. Notwithstanding this input, the Compensation Committee retains full discretion to approve the compensation of the Company’s executive officers.
Role of the Compensation Consultant
Since July 2020, Pay Governance has advised the Compensation Committee regarding annual and long-term incentive plan design, assisted the Committee in determining the compensation peer group, which is described in more detail below, and advised the Committee on competitive compensation practices, comparative market data and the appropriate mix of compensation elements, which the Committee considered in determining the appropriate levels of compensation for each NEO for 2021.
The Compensation Committee reviews the types of services provided by the consultant and all fees paid for those services on a regular basis. Other than the advice provided to the Compensation Committee on executive compensation, on director compensation described under “Director Compensation” below, and on certain corporate governance matters related to compensation, neither Pay Governance nor any of its affiliates provided additional services to the Company or any of its affiliates in 2021.
Consultant Conflict of Interest Assessment: As required by rules adopted by the SEC under the Dodd-Frank Act, the Compensation Committee assessed all relevant factors and determined that the work of Pay Governance did not raise any conflict of interest in 2021. In making this determination, the Compensation Committee considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act.
Discouraging Excessive Risk-Taking
The Compensation Committee annually reviews the design of our executive compensation program, including whether the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, the Compensation Committee assesses whether compensation programs used in prior years have successfully achieved our compensation objectives. The Committee also considers the extent to which our compensation program is designed to achieve our long-term financial and operating goals. The Compensation Committee may also consider recommendations from the Audit Committee regarding risks and risk mitigation. Key factors in mitigating any risks associated with the Company’s compensation programs and practices are outlined below:
Principle	Description
Balanced Weighting of Performance Metrics in Incentive Compensation Programs
The Company’s annual cash and equity incentive compensation plans use a balanced weighting of multiple performance measures and metrics to determine incentive payouts to our executives and managers. This discourages excessive risk taking by eliminating any inducement to over-emphasize one goal to the detriment of others.

Maximum Compensation Limits	All of our incentive plans provide for maximum payout limits or “caps.”
Equity Retention Requirements For Executives
The Company believes that retention requirements serve to align the interests of management with those of stockholders by requiring executives to hold a meaningful equity position in the Company which, in turn, aligns the executives’ interests with those of the stockholders and, thereby, supports the Company’s objective of building long-term stockholder value. Furthermore, the Company believes that ownership of equity mitigates the risk of executive actions that could potentially

Principle	Description
damage or destroy equity value.
Policies Regarding Trading in Company Stock
We maintain policies and procedures for transactions in the Company’s securities that are designed to ensure compliance with all insider trading rules. The Company’s policies and procedures also prohibit employees, officers and directors from engaging in certain forms of hedging (as discussed below under “Prohibition on Hedging and Pledging of Company Stock and Equity Award Repricing”) and short-term speculative trading of the Company’s securities, including without limitation short sales and put and call options involving the Company’s securities. We also prohibit employees, officers and directors from pledging the Company’s securities as collateral for loans and holding the Company’s securities in a margin account.

Recoupment Policies
The Board adopted the Warrior Met Coal, Inc. Incentive Recoupment Policy pursuant to which the Company is entitled to recover compensation from any current or former employee or consultant if the Company’s financial statements are required to be restated due to errors, omissions, fraud or misconduct with respect to any fiscal year for which the financial results are negatively affected by such restatement. Each of the employment agreements entered into between the NEOs and the Company contains a similar provision.

Peer Group and Benchmarking
The Compensation Committee reviews competitive market compensation information for the Company’s executive positions. The composition of the peer group is reviewed annually to ensure that each company is appropriate. For 2021, this determination was based on a variety of characteristics, including whether a company is a direct industry peer, is of similar size (as measured by revenue, assets, market capitalization and enterprise value), scope and/or complexity, and whether it is a competitor with the Company for executive and managerial talent. At the direction of the Compensation Committee, the peer group was developed with a particular focus on companies with mining or mining-related businesses that are of similar size, in terms of revenue and market capitalization, to the Company.
We generally seek to provide our executives and managers with base salaries and target bonus and long-term incentive opportunities that are positioned around the median of the competitive market in order to assist in attracting and retaining talented executives and to further motivate and reward NEOs for sustained, long-term improvements in the Company’s financial results and the achievement of long-term business objectives. We recognize, however, that benchmarking is not always reliable and may be subject to significant variation from one year to the next, particularly in a commodity-driven industry. As a result, we also use Company and individual performance in determining the appropriate compensation opportunities for our NEOs, and actual compensation may be higher or lower than the compensation for executives in similar positions at comparable companies based on the performance, skills, experience and specific role of the executive officer in the organization.
In connection with determining the 2021 compensation arrangements of our NEOs, the Compensation Committee utilized the following peer group of 17 companies:
• Arch Resources, Inc.*	• Hecla Mining Company
• Century Aluminum Company	• Kaiser Aluminum Corporation
• Cleveland-Cliffs, Inc.*	• Materion Corporation
• Coeur Mining, Inc.	• Olympic Steel, Inc.
• Compass Materials International, Inc.	• Peabody Energy Corporation*
• CONSOL Energy Inc.*	• Schnitzer Steel Industries, Inc.*

• Contura Energy, Inc. (now known as Alpha Metallurgical Resources, Inc.)* • Haynes International, Inc.*	• SunCoke Energy, Inc.* • TimkenSteel Corporation* • Worthington Industries, Inc.
This peer group was revised in late 2020 and reflects efforts to bolster the group’s sample size and better align the Company’s relative positioning versus the median of the scoping metrics. Compared to this revised peer group, the Company ranked at the 29th percentile for revenue, the 60th percentile for market cap and the 76th percentile for EBITDA at the time the Compensation Committee approved these changes. In late 2021, prior to making compensation decisions for 2022 and in consultation with Pay Governance, the Compensation Committee approved the removal of Cleveland-Cliffs, Inc. from the peer group due to recent acquisitions making it too large to compare to the Company. Also, Contura Energy, Inc. is now known as Alpha Metallurgical Resources, Inc.
In late 2020, the Compensation Committee approved the use of a second peer group that was used to evaluate relative total shareholder return for the performance-based RSU awards granted in 2021. These “performance peers” include nine of the peers listed above (those denoted with an asterisk (*)), as well as the following additional companies: Alliance Resource Partners, L.P., Commercial Metals Company, Coronado Global Resources Inc., Ramaco Resources, Inc., and United States Steel Corporation.
2021 Target Total Compensation Mix
The type and amount of compensation for each NEO is determined after considering a variety of factors, including the executive’s position and level of responsibility within our organization, comparative market data and other external market-based factors. The Compensation Committee uses this information when establishing compensation in order to achieve a comprehensive package that emphasizes pay-for-performance and is competitive in the marketplace. For the 2021 fiscal year, approximately 83% of our CEO’s target total compensation and between 70% and 76% of each of our other NEO’s target total compensation in 2021 was variable and at risk. The Compensation Committee employs a framework to assess our performance on an absolute basis relative to our goals and objectives, which goals are designed to support our Board-approved business and financial plans and measure our progress against strategic initiatives. The targeted 2021 pay mix, which includes the base salaries, target bonus opportunities and the grant date fair value of our long-term incentive grants (with the performance-based RSUs valued at target level) for the CEO and other NEOs is displayed below:

Elements of 2021 Executive Compensation
The compensation of our NEOs consists of base salaries, annual cash incentive awards, equity awards and employee benefits, as described below. Our NEOs are also entitled to certain compensation and benefits upon qualifying terminations of employment pursuant to their employment agreements and the various award agreements under the Warrior Met Coal, LLC 2016 Equity Incentive Plan (the “2016 Equity Plan”) and the Warrior Met Coal, Inc. 2017 Equity Incentive Plan (the “2017 Equity Plan”), as described below under “Potential Payments Upon a Termination of Employment or Change in Control.”
Base Salaries
Base salaries for our NEOs are determined based on each NEO’s responsibilities and his or her experience and contributions to our business, and each NEO’s employment agreement provides for a minimum base salary. This fixed compensation provides a level of income security that is not subject to financial or operational performance risk. Annual salary reviews of the Company’s executive officers, including the NEOs, generally occur in the beginning of the year at the time of the first regular meeting of the Compensation Committee, with any adjustments taking effect on March 1st. When reviewing a potential salary increase, our Compensation Committee considers the performance of the Company and the NEO during the prior year, the NEO’s current base salary and his or her total cash compensation opportunity relative to other executive officers, both within the Company and the peer group (as described above), recommendations of the CEO and the NEO’s skills and experience.
At a meeting of the Compensation Committee held in February 2021, the Compensation Committee reviewed the base salaries of our executive officers, taking into account the considerations described above including the advice of Pay Governance. The Committee determined that it was appropriate to maintain the 2020 base salaries for the NEOs in 2021, which levels are set forth below:
Name	2020 and 2021 Base Salary
Walter J. Scheller, III	$693,450
Jack K. Richardson	$455,400
Dale W. Boyles	$429,525
Kelli K. Gant	$350,000
Charles Lussier	$330,000
Annual Cash Incentive Awards
Annual incentive compensation provides executive officers, including our NEOs, and other key employees the opportunity to earn cash upon the achievement of pre-established, measurable financial, operational and safety objectives for a fiscal year. Our Compensation Committee believes that annual cash incentive awards motivate and provide focus on the achievement of short-term financial, strategic and operational performance goals, which ultimately lead to favorable long-term operating results and contribute to the overall value of the Company. Annual incentive compensation was awarded to certain of our executives, including our NEOs, under the Company’s 2021 annual incentive program (the “2021 Annual Incentive Program”).
The target and maximum amounts of any annual cash incentive award that can be earned by an individual, including our NEOs, are expressed as a percentage of the individual’s base salary in effect. Target and maximum award levels under the 2021 Annual Incentive Program are set forth in the table below:
Name	Target Award (as a % of Base Salary)	Maximum Award (as a % of Base Salary)
Walter J. Scheller, III	100%	200%
Jack K. Richardson	100%	200%
Dale W. Boyles	100%	200%
Kelli K. Gant	80%	160%
Charles Lussier	80%	160%
In late 2020, the Compensation Committee approved the 2021 Annual Incentive Program financial, operational and safety measures and related performance goals for the Company, which were based on the Company’s budget developed in late 2020. Actual payouts under the 2021 Annual Incentive Program were based on (1) Adjusted EBITDA, which is defined as net income (loss) before net interest expense, income tax expense (benefit), depreciation and depletion, transaction and other costs, non-cash stock compensation expense, non-cash asset retirement obligation accretion and valuation adjustment, (2) certain capital expenditures, (3) metric tons of production, (4) cash cost of production per metric ton and (5) safety rates, subject in each case to additional adjustments as approved by the Compensation Committee. The Compensation Committee chose to base the 2021 Annual Incentive Program on these performance measures for the reasons discussed above under “Compensation in Context: Company Performance in 2021.”
Under the 2021 Annual Incentive Program, the Compensation Committee established specific performance objectives for the Company, as well as threshold, target and maximum payout levels predicated on actual achievement, in accordance with the funding formulas set forth below. Under these formulas, failure to meet the minimum performance threshold corresponding to a specified performance measure would have resulted in the participant not receiving any portion of the payout award related to such performance measure. The Compensation Committee considered the performance target levels to be attainable, but that achievement of the targets would require strong performance and execution.
Actual 2021 Results
In February 2022, the Compensation Committee reviewed the Company’s actual results for 2021 with respect to achievement of the performance goals. The Company’s performance under these metrics resulted in a payout of the annual cash incentive awards eligible to be earned for 2021 at 200% of target. The weightings of the performance measures for the NEOs participating in the 2021 Annual Incentive Program and the threshold, target and maximum levels for such performance measures, as well as actual results and the resulting payout percentages, are as follows:
Performance Measures(1)	Pecentage of Target Award Opportunity	Annual Bonus Program Goals(2)			Actual Performance	Percentage Weighting Based on Actual Achievement
		Threshold	Target	Maximum
Financial Measures
Adjusted EBITDA	20%	$97,460,100	$111,383,000	$125,305,800	$475,052,100	40%
Capital Expenditures	20%	$64,446,200	$61,223,800	$58,001,500	$57,892,700	40%
Operational Measures
Metric Tons of Production	20%	4,496,200	4,611,400	4,842,000	5,084,400	40%

Performance Measures(1)	Pecentage of Target Award Opportunity	Annual Bonus Program Goals(2)			Actual Performance	Percentage Weighting Based on Actual Achievement
		Threshold	Target	Maximum
Cash Cost of Production per Metric Ton	20%	(2)	(2)	(2)	(2)	40%
Safety Measure: Reportable Rates	20%	4.47	2.81	2.66	1.25	40%
Total	100%	50%	100%	200%		200%

(1)
Payouts related to performance between threshold and target and between target and maximum were subject to straight-line interpolation.

(2)
The performance goal for the cash cost of production per metric ton operational measure was based on the combined weighted average of each mine’s cost of production per metric ton. The Compensation Committee set the performance goal at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 103% of target and the maximum level was set at 97% of target.

As a result of the Company’s performance against the foregoing performance goals, the Compensation Committee approved the following 2021 payout amounts for the NEOs under the Annual Incentive Program:
Name	Target Payout as a % of Base Salary	Threshold Award ($)	Target Award ($)	Maximum Award ($)	Actual Award ($) (1)
Walter J. Scheller, III	100%	346,725	693,450	1,386,900	1,386,900
Jack K. Richardson	100%	227,700	455,400	910,800	910,804
Dale W. Boyles	100%	214,763	429,525	859,050	859,052
Kelli K. Gant	80%	140,000	280,000	560,000	560,000
Charles Lussier	80%	132,000	264,000	528,000	528,001

(1)
The amounts paid out are based on the actual salaries earned by the NEOs.

Long-Term Equity Incentives
Equity Grants Generally
In order to align the long-term interests of the NEOs with those of the Company and its stockholders, we believe that a substantial portion of each NEO’s compensation should be in the form of equity awards. The Compensation Committee grants equity awards to our NEOs and other key employees pursuant to the 2017 Equity Plan. See “Equity Compensation Plans — 2017 Equity Plan” beginning on page 63 for a description of our 2017 Equity Plan. The purpose of the 2017 Equity Plan is to provide equity as a component of executive compensation to ensure external competitiveness of total compensation, to motivate our NEOs and key employees to focus on long-term Company performance, to align executive compensation with stockholder interests and to retain the services of the executives during the vesting period since, in most circumstances, the awards will be forfeited if the executive’s employment terminates before the award vests. The Compensation Committee intends to grant equity incentive awards at a fixed time each year, generally during the first fiscal quarter of the year. The Compensation Committee also may approve equity incentive awards for individuals at the time of commencement of employment, promotion or other change in responsibilities.
2021 Annual Equity Grants
The structure of equity incentive awards granted to NEOs and key employees provides a stockholder-aligned equity incentive mix comprised of a majority of performance-based RSUs and a minority of time-based RSUs. The total equity incentive award granted to each NEO for 2021 was based on an economic value derived from a multiple of the recipient’s base salary, based on his or her level of employment. The recipient’s level of employment also determined the percentage of the equity award that is subject to time-based vesting and the percentage that is subject to performance-based vesting. In determining the multiple of the recipient’s base salary that was granted in equity and the percentage of the equity award that is subject to time-based and performance-based vesting for the 2021 equity awards, the Compensation Committee considered the size of equity awards granted to executive officers serving in comparable positions at our peer companies and market and other factors.
Based upon these considerations, the Compensation Committee approved a grant of equity incentive awards to the NEOs in February 2021. After determining the targeted dollar amount of compensation to be paid through equity grants (as set forth in the table below), (i) the number of time-based RSUs granted was determined by dividing the applicable percentage of the dollar amount of such compensation by an amount equal to the closing price of our common stock on the date of grant and (ii) the target number of performance-based RSUs granted was determined by dividing the applicable percentage of the dollar amount of such compensation by an amount equal to the closing price of our common stock on the date of grant.
Based upon the formulas described above, the Compensation Committee approved 2021 grants of time-based RSUs and performance-based RSUs to the NEOs as follows:
Name	Total Target Amount of Equity Grant (and % of base salary)	Dollar Amount of Time-Based RSUs (and % of total equity grant)(1)	Number of Time-Based RSUs	Target Dollar Amount of Performance-Based RSUs (and % of total equity grant)(1)	Target Number of Performance- Based RSUs
Walter J. Scheller, III	$2,773,800 (400%)	$554,760 (20%)	24,989	$2,219,040 (80%)	99,957
Jack K. Richardson	$1,024,650(225%)	$256,163(25%)	11,539	$768,488(75%)	34,617
Dale W. Boyles	$859,050(200%)	$214,763(25%)	9,674	$644,288(75%)	29,022
Kelli K. Gant	$525,000(150%)	$131,250(25%)	5,912	$393,750(75%)	17,736
Charles Lussier	$495,000(150%)	$123,750(25%)	5,574	$371,250(75%)	16,723

(1)
The dollar amount of such grants do not exactly equal the grant date fair values of such awards, which are reflected in the “Summary Compensation Table” on page 55 and the “Grants of Plan-Based Awards” table on page 58, due to rounding the number of shares granted to the nearest whole share and the impact of fair value calculations according to FASB ASC 718.

2021 Time-Based RSUs
The time-based RSUs granted to our NEOs in 2021 vest ratably on each of the first three anniversaries of the grant date, subject to the NEO continuing to be employed on the applicable vesting date, and settle through the delivery of one share of common stock for each vested RSU.
2021 Performance-Based RSUs
The performance-based RSUs settle through the delivery of a number of shares of common stock equal to 0% to 100% of the target number of RSUs, and the NEOs are eligible to earn one-third of the target number of RSUs based upon the Company’s performance in each of 2021, 2022 and 2023. The performance metrics utilized for these awards are (i) the operational metrics of longwall feet of advance, continuous miner feet of advance and cash cost of production per metric ton and (ii) total shareholder return, and each of the four metrics is weighted 25%. The Compensation Committee chose to base the performance-based RSUs on these performance measures for the reasons discussed above under “Compensation in Context: Company Performance in 2021.”
The Compensation Committee establishes annual performance targets for such metrics at the beginning of each year, or “tranche,” of the three-year period. The Company’s performance in each year against the budgeted annual amounts for longwall feet of advance, continuous miner feet of advance and cash cost of production per metric ton and the Company’s total shareholder return compared to its peer group will be measured following each year, and the earned shares, if any, will be paid out thereafter. To the extent achievement levels of the various performance metrics fall between threshold and target for any year, payouts for such year shall be interpolated on a straight-line basis. The Compensation Committee retains the right to use its discretion in adjusting the payouts under our performance-based RSU awards for unexpected events that impact the Company’s financial results and achievement of the performance measures, and will disclose the reasons for and calculations of any such adjustments.
In 2021, the Compensation Committee established the specific performance goals for the Company applicable to the three tranches of performance-based RSUs that the NEOs were eligible to earn in 2021, as well as threshold and target payout levels predicated on actual achievement, in accordance with the funding formulas set forth below. Under these formulas, failure to meet the minimum performance threshold corresponding to a specified performance measure would have resulted in the participant not receiving any portion of the performance-based RSUs related to such performance measure. The Compensation Committee considered the performance target levels to be attainable, but that achievement of the targets would require strong performance and execution.
Actual 2021 Results
In February 2022, the Compensation Committee reviewed the Company’s actual results for 2021 to determine the level of achievement of the performance goals that had been established for the three tranches of performance-based RSUs eligible to be earned in 2021. The Company’s performance under these metrics resulted in achievement at 73.11% of target, and the Compensation Committee believed it was appropriate to exercise its discretion to approve the payout of the performance-based RSUs eligible to be earned for 2021 at 75% of target. The weightings of the performance measures applicable to the performance-based RSUs that the NEOs were eligible to earn in 2021 and the threshold and target levels for such performance measures, as well as actual results, were as follows:
Performance Measures	Percentage of Target Award Opportunity	Performance-Based RSU Goals for 2021(1)		Actual Performance	Percentage Weighting Based on Actual Achievement
		Threshold	Target
Operational Measures
Longwall Feet of Advance	25%	(2)	(2)	Approx. 5% greater than target	25%
Continuous Miner Feet of Advance	25%	(3)	(3)	Approx. 92% of target	23.11%
Cash Cost of Production per Metric Ton	25%	(4)	(4)	Approx. 7% better than target	25%
Financial Measure: Total Shareholder Return	25%	80% of peer group median	Peer group median 94.16%	21.53%	0%
Total	100%	50%	100%		73.11%

(1)
Payouts related to performance between threshold and target were subject to straight-line interpolation.

(2)
The performance goal for the longwall feet of advance operational measure was based on the combined weighted average of each mine’s budgeted longwall feet of advance. The Compensation Committee set the performance goal at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 90% of target.

(3)
The performance goal for the continuous miner feet of advance operational measure was based on the combined weighted average of each mine’s budgeted continuous miner feet of advance. The Compensation Committee set the performance goal at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 80% of target.

(4)
The performance goal for the cash cost of production per metric ton operational measure was based on the combined weighted average of each mine’s budgeted cost of production per metric ton. The Compensation Committee set the performance goal at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 105% of target.

As a result of the Company’s performance against the foregoing performance goals applicable to the three tranches of performance-based RSUs eligible to be earned in 2021, the Compensation Committee approved the payout of such awards at 75% of target, due to the fact that the performance goals for 2021 assumed that the strike would be resolved sooner and the Company would be able to resume normal operations. This resulted in the issuance of the following number of shares to the NEOs for 2021 on February 17, 2022:
Name	Performance-Based RSUs Earned for 2021						Total Market Value of RSUs on Date of Issuance ($)(1)
	2021 Grant		2020 Grant		2019 Grant
	Target (#)	Actual (#)	Target (#)	Actual (#)	Target (#)	Actual (#)
Walter J. Scheller, III	33,319	24,989	35,493	26,620	26,391	19,793	2,214,176
Jack K. Richardson	11,539	8,654	12,292	9,219	9,140	6,855	766,815
Dale W. Boyles	9,674	7,256	10,305	7,729	7,663	5,747	642,899
Kelli K. Gant	5,912	4,434	6,298	4,724	3,751	2,813	371,221
Charles Lussier	5,574	4,181	5,938	4,454	2,770	2,078	332,210

(1)
The market value is based on the closing price of our common stock on the NYSE on February 17, 2022, the date of issuance, multiplied by the number of shares issued pursuant to the earned performance-based RSUs.

Amendment to Richardson Retention Grant
On February 8, 2019, the Compensation Committee approved a one-time retention grant of performance-based RSUs to Mr. Richardson (the “Richardson Retention Grant”), the target amount of which was $1,000,000, with the corresponding number of RSUs to be determined based on the fair market value of the Company’s common stock on the last day of the performance period (January 1, 2019 through December 31, 2021). On November 16, 2021, the Compensation Committee exercised its discretion to certify that Mr. Richardson had achieved the performance goals applicable to the Richardson Retention Grant at fifty percent (50%) of target, entitling him to receive, pursuant to his election, the number of shares of the Company’s common stock having an aggregate value of $500,000 as of such date (resulting in the issuance of 22,143 shares). Also on November 16, 2021, the Compensation Committee exercised its discretion to amend the grant agreement governing the Richardson Retention Grant in order to provide Mr. Richardson with the opportunity to earn the remaining fifty percent (50%) of the target award on or prior to December 31, 2023. The Compensation Committee believed it was in the best interest of the Company to extend this opportunity in order to continue to motivate Mr. Richardson to achieve the applicable performance goals, which the Committee considers important to the Company’s success.
Benefits and Perquisites
The Company offers group medical, dental, vision, group life insurance and disability coverage in a flexible benefits package to all active employees of the Company and its subsidiaries, including the NEOs. Every salaried employee is provided life insurance and accidental death coverage up to two times his or her base salary, subject to plan limits, at no charge to the employee. For an additional charge, the employee may obtain coverage of up to five times the employee’s base salary. The Company provides long-term disability coverage up to $10,000 per month for a limited period of time depending on the circumstances.
Our NEOs also may participate on the same basis as all other eligible employees in the Warrior Met Coal, Inc. Salaried 401(k) Plan, a tax-qualified 401(k) savings plan (the “401(k) Plan”). The 401(k) Plan allows participants to contribute up to 100% of their pay on a pre-tax basis into individual retirement accounts, subject to the maximum annual limits set by the Internal Revenue Service. During 2021, the Company made a matching employer contribution in an amount equal to 100% of the first 5% of each plan participant’s elective deferrals, also subject to annual limits set by the Internal Revenue Service. All contributions to the 401(k) Plan are in the form of cash. Participants are immediately fully vested in the Company’s contributions and their own contributions to the 401(k) Plan. Amounts contributed by the Company in the 401(k) Plan for the benefit of the employee, plus earnings, become payable upon termination of employment, death, disability or retirement. All of our NEOs participated in the 401(k) Plan in 2021. The Company’s contributions to the 401(k) Plan in 2021 can be found in the All Other Compensation column of the “Summary Compensation Table” on page 55 and in footnote 4 to such table.
The Company provides limited perquisites to the NEOs that it believes are reasonable and consistent with its overall compensation program. The Compensation Committee periodically reviews the level of perquisites provided to the NEOs. It is the Company’s general policy and practice not to reimburse executives for income taxes related to executive perquisites. Perquisites provided to the NEOs in 2021 are as set forth in the All Other Compensation column of the “Summary Compensation Table” on page 55 and in footnote 4 to such table.
Employment Agreements
The Company has entered into an employment agreement with each of the NEOs to help ensure the retention of those individuals critical to the future success of the Company. Each of these employment agreements was negotiated and entered into with the NEO at the respective time of hire. The employment agreements provide for a minimum base salary, subject to annual increases as the Compensation Committee determines to be appropriate, the opportunity to receive an annual bonus with a target amount equal to a percentage of base salary, and the right to participate in all retirement, compensation and employee benefit plans, practices, policies and programs provided by the Company to the extent applicable generally to other executives of the Company.
The employment agreements contain provisions for severance payments and benefits upon various termination events as an inducement to recruitment or retention, as applicable. The Company believes that the severance payments and benefits payable under the applicable agreements are consistent with industry practice. In addition, the employment agreements provide for severance payments and benefits upon various termination events occurring in connection with a change in control. The Company believes that such payments and benefits allow the executive officers to evaluate a potential transaction impartially without regard to self-interest. The change in control severance provisions contain a double trigger, such that an executive officer is not eligible for a severance payment unless the individual’s employment is terminated by the Company without “cause” or by the executive for “good reason” (each, as defined in the applicable agreement) within twelve (12) months following a change in control. The agreements do not provide the executive officers with rights to Code Section 280G gross-up payments and require the executive officers to comply with non-competition, non-disclosure and non-solicitation provisions in order to receive the severance payments. See “Employment Agreements” beginning on page 65 for a complete discussion of the arrangements with the NEOs.
Equity Retention Policy for Executives
The Board of Directors has always encouraged the Company’s executive officers to have a financial stake in the Company, and the officers have generally owned shares of our common stock. In October 2019, the Compensation Committee of the Board of Directors adopted formal equity retention requirements applicable to the Company’s executive officers, including its NEOs. The Equity Retention Policy became effective January 1, 2020 and requires the Company’s executive officers to retain the net shares (as defined in the Equity Retention Policy) resulting from the vesting or exercise, as applicable, of all equity compensation awards granted to such individual after January 1, 2018 for a period of time based on level (CEO: 5 years, all other executive officers except for the Chief Accounting Officer and Controller: 3.5 years).
Compensation Recoupment Policies
The Board of Directors has adopted the Warrior Met Coal, Inc. Incentive Recoupment Policy pursuant to which the Company is entitled to recover compensation from any current or former employee or consultant of the Company in certain circumstances. If any of the Company’s financial statements are required to be restated due to errors, omissions, fraud or misconduct (including, but not limited to, circumstances where the Company has been required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement), the Company may recover all or a portion of any cash incentive, equity compensation or severance disbursements paid to such individual with respect to any fiscal year for which the financial results are negatively affected by such restatement. Each of the employment agreements entered into between the NEOs and the Company contains a similar provision.
Prohibition on Hedging and Pledging of Company Stock and Equity Award Repricing
The Board of Directors has adopted a Supplemental Policy Concerning Trading in Company Securities by Certain Designated Persons that prohibits directors, officers and employees from engaging in hedging transactions, such as zero-cost collars, equity swaps, prepaid variable forward contracts and exchange funds, involving our securities that are designed to hedge or offset a decrease in market value of the Company’s securities. Such hedging transactions cause the stockholder to no longer be exposed to the full risks of stock ownership and potentially no longer have the same objectives as the Company’s other stockholders. Holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan without an exception granted by the Company’s Compliance Officer is also prohibited. None of our directors or executive officers has pledged the Company’s securities as collateral for a loan.
The Board and the Compensation Committee view equity-based compensation to be a key factor in incentivizing the future performance of our executives. Consequently, the 2017 Equity Plan provides that the Compensation Committee is not permitted to amend or modify any stock option or stock appreciation right to reduce the exercise price or strike price, as applicable; cancel or replace any stock option or stock appreciation right with a new award or cash; or take any other action that is considered a “repricing” for purposes of the NYSE’s stockholder approval rules.
Tax and Accounting Matters
Tax Deductibility of Executive Compensation.   Section 162(m) of the Code limits the tax deductibility of compensation in excess of $1 million paid to certain of the Company’s officers whose compensation is required to be disclosed to our stockholders under the Exchange Act. Prior to the enactment of the 2017 Tax Cuts and Jobs Act, which was signed into law on December 22, 2017 (the “Tax Act”), an exception to the $1 million deduction limit existed for qualified performance-based compensation. The Tax Act repealed this exception for performance-based compensation and, as a result, all compensation in excess of $1 million paid to the specified executives is no longer deductible. While the Compensation Committee may consider the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the Company for tax purposes.
Accounting for Stock-Based Compensation.   The Company accounts for stock-based payments, including under its 2016 Equity Plan and 2017 Equity Plan, in accordance with the requirements of the FASB Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation.
Section 409A of the Internal Revenue Code (“Section 409A”).   The Company designs, awards and implements its compensation arrangements to be exempt from or fully comply with Section 409A and accompanying regulations.
COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors (the “Compensation Committee”) has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE
J. Brett Harvey, Chairman
Alan H. Schumacher

SUMMARY COMPENSATION TABLE
The following table summarizes the total compensation earned by each of the Company’s NEOs for the fiscal years ended December 31, 2021, December 31, 2020 and December 31, 2019.
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Walter J. Scheller, III(5)	2021	693,450	—	3,160,870	—	1,386,900	—	438,712	5,679,932
Chief Executive Officer	2020	715,161	—	2,023,959	—	981,701	—	623,178	4,343,999
	2019	665,846	—	1,479,457	—	1,225,091	—	636,655	4,007,049
Jack K. Richardson	2021	455,402	—	1,698,705	—	910,804	—	228,464	3,293,375
Chief Operating Officer	2020	469,659	—	756,156	—	644,701	—	319,713	2,190,229
	2019	436,885	—	1,563,079	—	803,824	—	309,023	3,112,811
Dale W. Boyles	2021	429,526	—	768,492	—	859,052	—	133,644	2,190,714
Chief Financial Officer	2020	442,974	—	640,900	—	608,070	—	135,457	1,827,401
	2019	411,885	—	480,878	—	757,827	—	141,467	1,792,057
Kelli K. Gant	2021	350,000	—	450,180	—	560,000	—	200,375	1,560,555
Chief Administrative Officer and Corporate Secretary	2020	358,173	—	381,615	—	393,331	—	227,068	1,360,187
	2019	319,808	—	256,389	—	441,311	—	202,165	1,219,673
Charles Lussier(6)	2021	330,001	—	408,452	—	528,001	—	38,191	1,304,645
Chief Commercial Officer	2020	336,347	—	326,991	—	369,362	—	41,411	1,074,111
	2019	289,616	—	179,963	—	399,648	—	60,669	929,896

(1)
Our NEOs include (a) each person who served as the principal executive officer or the principal financial officer during 2021 and (b) the three most highly compensated other executive officers serving as executive officers on December 31, 2021. Compensation is reflected for each of the last three years in which each individual was a NEO.

(2)
With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on February 9, 2019 and for which performance targets for the 2021 performance period were established on February 16, 2021 (with a grant date of February 16, 2021 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $20.89, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on February 13, 2020 and for which performance targets for the 2021 performance period were established on February 16, 2021 (with a grant date of February 16, 2021 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $20.15, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the tranche of performance-based RSUs for which (i) the threshold, target and maximum number of shares and (ii) the performance targets for the 2021 performance period were established on February 16, 2021 (with a grant date of February 16, 2021 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $19.23, which takes into account a Monte Carlo simulation applicable to the market-based performance metric).

With respect to the time-based RSUs granted to each NEO on February 16, 2021, the value shown in this column is the grant date fair value of the full award computed in accordance with FASB ASC Topic 718.

The maximum value of the performance-based RSUs granted in 2021, 2020 and 2019 (and eligible to be earned for the 2021 performance period) is $1,907,216 for Mr. Scheller, $660,513 for Mr. Richardson, $553,736 for Mr. Boyles, $318,930 for Ms. Gant and $284,704 for Mr. Lussier. There can be no assurance that the grant date fair value of these awards will ever be realized.
Additionally, Mr. Richardson received a retention grant of performance-based RSUs in 2019 (the “Richardson Retention Grant”), the target amount of which was $1,000,000, with the corresponding number of RSUs to be determined based on the fair market value of the Company’s common stock on the last day of the performance period (January 1, 2019 through December 31, 2021). On November 16, 2021, the Compensation Committee exercised its discretion to certify that Mr. Richardson had achieved the performance goals applicable to the Richardson Retention Grant at fifty percent (50%) of target, entitling him to receive, pursuant to his election, the number of shares of the Company’s common stock having an aggregate value of $500,000 as of such date.
Also on November 16, 2021, the Compensation Committee exercised its discretion to amend the grant agreement governing the Richardson Retention Grant in order to provide Mr. Richardson with the opportunity to earn the remaining fifty percent (50%) of the target award on or prior to December 31, 2023. Therefore, the value shown reflects the grant date fair value of this award, the target amount of which is $500,000, with the corresponding number of RSUs to be determined based on the fair market value of the Company’s common stock on the last day of the performance period (December 31, 2023).
Finally, the amounts for Mr. Scheller and Mr. Richardson include $698,893 and $282,027, respectively, which represent the incremental fair value of the outstanding equity awards that will automatically vest upon each NEO’s retirement. Mr. Scheller and Mr. Richardson became eligible for retirement as of April 1, 2021 under their outstanding equity award agreements.
Assumptions used in the calculation of these amounts are set forth in Note 12 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
(3)
These amounts reflect cash incentive awards earned by our NEOs under the 2021 Annual Incentive Program, the 2020 Annual Incentive Program and the 2019 Annual Incentive Program. The awards are based on pre-established, performance-based targets and, therefore, are reportable as “Non-Equity Incentive Plan Compensation” rather than as “Bonus.” Employees who separate from the Company prior to the date of payment under these plans generally do not qualify for any awards. For a description of the annual cash incentive awards, see “Elements of 2021 Executive Compensation — Annual Cash Incentive Awards” beginning on page 46.

(4)
All Other Compensation for 2021 for each NEO includes the following:

Name	Insurance Costs ($)(a)	Company Contributions to 401(k) Plan ($)	Dividends on Stock Awards ($)(b)	Perquisites ($)(c)	Total ($)
Walter J. Scheller, III	17,779	14,500	387,988	18,445	438,712
Jack K. Richardson	17,400	14,500	194,007	2,557	228,464
Dale W. Boyles	23,252	14,500	77,422	18,470	133,644
Kelli K. Gant	22,570	14,500	115,015	48,290	200,375
Charles Lussier	23,271	14,500	—	420	38,191

(a)
Represents life, death, disability, health and/or long-term disability insurance premiums paid by the Company.

(b)
Represents amounts paid pursuant to regular quarterly dividends on Tranche A Restricted Shares that vested during 2021.

(c)
For Mr. Scheller, the amount includes a car allowance and personal use of Company-purchased tickets to sporting events. For Mr. Richardson, the amount includes the value of his use of a Company automobile and personal use of Company-purchased tickets to sporting events. For Mr. Boyles, the amount includes a car allowance and personal use of Company-purchased tickets to sporting events. For Ms. Gant, the amount includes a car allowance, personal use of Company-purchased tickets to sporting events and $31,485 for reimbursement of certain education expenses. For Mr. Lussier, the amount includes the value of his use of a Company automobile.
(5)
Mr. Scheller currently serves on our Board of Directors but does not receive any additional compensation for his service as a director.

(6)
Mr. Lussier has served as our Chief Commercial Officer since March 1, 2020. Mr. Lussier became the Senior Vice President, Sales and Marketing of the Company effective March 1, 2019, at which time he was considered an executive officer of the Company.

GRANTS OF PLAN-BASED AWARDS
The following table discloses the potential payouts to the NEOs pursuant to annual cash incentive awards granted in 2021 under the 2021 Annual Incentive Program and pursuant to RSUs granted in 2021, or deemed to have been granted in 2021 under SEC guidance, under the 2017 Equity Plan.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Walter J. Scheller, III	2/16/2021(5)	—	—	—	13,196	26,391	26,391	—	—	—	551,308
	2/16/2021(6)	—	—	—	17,747	35,493	35,493	—	—	—	715,184
	2/16/2021	346,725	693,450	1,386,900	—	—	—	—	—	—	—
	2/16/2021	—	—	—	—	—	—	24,989	—	—	554,761
	2/16/2021	—	—	—	16,660	33,319	33,319	—	—	—	640,724
Jack K. Richardson	2/16/2021(5)	—	—	—	4,570	9,140	9,140	—	—	—	190,935
	2/16/2021(6)	—	—	—	6,146	12,292	12,292	—	—	—	247,684
	2/16/2021	227,700	455,400	910,800	—	—	—	—	—	—	—
	2/16/2021	—	—	—	—	—	—	11,539	—	—	256,165
	2/16/2021	—	—	—	5,770	11,539	11,539	—	—	—	221,895
Dale W. Boyles	2/16/2021(5)	—	—	—	3,831	7,663	7,663	—	—	—	160,080
	2/16/2021(6)	—	—	—	5,153	10,305	10,305	—	—	—	207,646
	2/16/2021	214,763	429,525	859,050	—	—	—	—	—	—	—
	2/16/2021	—	—	—	—	—	—	9,674	—	—	214,756
	2/16/2021	—	—	—	4,837	9,674	9,674	—	—	—	186,031
Kelli K. Gant	2/16/2021(5)	—	—	—	1,875	3,751	3,751	—	—	—	78,358
	2/16/2021(6)	—	—	—	3,149	6,298	6,298	—	—	—	126,905
	2/16/2021	140,000	280,000	560,000	—	—	—	—	—	—	—
	2/16/2021	—	—	—	—	—	—	5,912	—	—	131,250
	2/16/2021	—	—	—	2,956	5,912	5,912	—	—	—	113,688
Charles Lussier	2/16/2021(5)	—	—	—	1,385	2,770	2,770	—	—	—	57,865
	2/16/2021(6)	—	—	—	2,969	5,938	5,938	—	—	—	119,651
	2/16/2021	132,000	264,000	528,000	—	—	—	—	—	—	—
	2/16/2021	—	—	—	—	—	—	5,574	—	—	123,748
	2/16/2021	—	—	—	2,787	5,574	5,574	—	—	—	107,188

(1)
The amounts in these three columns represent possible cash payments under our 2021 Annual Incentive Program as discussed under “Elements of 2021 Executive Compensation — Annual Cash Incentive Awards” beginning on page 46. Actual payments made to the NEOs under the 2021 Annual Incentive Program were paid in February 2022 and are reflected in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table” on page 55.

(2)
Except as noted in footnotes 5 and 6 below, the amounts in these three columns represent possible shares issuable for 2021 to each NEO who received a performance-based RSU award on each of February 8, 2019, February 13, 2020 and February 16, 2021, as discussed under “Elements of 2021 Executive Compensation — Long-Term Equity Incentives — 2021 Equity Grants” beginning on page 48. The actual number of shares earned and issued pursuant to the awards for 2021 is reflected in the Stock Awards: Number of Shares Acquired on Vesting column of the “Option Exercises and Stock Vested” table on page 62.
(3)
Represents time-based RSUs granted to each NEO on February 16, 2021 that vest ratably on each of the first three anniversaries of the date of grant.

(4)
With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on February 9, 2019 and the performance targets for the 2021 performance period were established on February 16, 2021 (with a grant date of February 16, 2021 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $20.89, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on February 13, 2020 and the performance targets for the 2021 performance period were established on February 16, 2021 (with a grant date of February 16, 2021 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $20.15, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the tranche of performance-based RSUs for which (i) the threshold, target and maximum number of shares and (ii) the performance targets for the 2021 performance period were established on February 16, 2021 (with a grant date of February 16, 2021 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $19.23, which takes into account a Monte Carlo simulation applicable to the market-based performance metric).

With respect to the time-based RSUs granted to each NEO on February 16, 2021, the value shown in this column is the grant date fair value of the full award computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in Note 12 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
(5)
The threshold, target and maximum numbers of performance-based RSUs were established by the Compensation Committee on February 8, 2019.

(6)
The threshold, target and maximum numbers of performance-based RSUs were established by the Compensation Committee on February 13, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding the outstanding equity awards of the NEOs as of December 31, 2021.
		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)
Walter J. Scheller, III	2/8/2019	6,598(2)	169,635	—	—
	2/13/2020	17,747(2)	456,275	—	—
	2/13/2020	—	—	35,494(3)	912,551
	2/16/2021	24,989	642,467	—	—
	2/16/2021	—	—	66,638(4)	1,713,263
Jack K. Richardson	2/8/2019	3,047(2)	78,338	—	—
	2/8/2019	—	—	$500,000(5)	$500,000(5)
	2/13/2020	8,195(2)	210,693	—	—
	2/13/2020	—	—	12,292(3)	316,027
	2/16/2021	11,539	296,668	—	—
	2/16/2021	—	—	23,078(4)	593,335
Dale W. Boyles	1/1/2017	3,141(6)	80,755	—	—
	2/8/2019	2,554(2)	65,663	—	—
	2/13/2020	6,870(2)	176,628	—	—
	2/13/2020	—	—	10,305(3)	264,942
	2/16/2021	9,674	248,719	—	—
	2/16/2021	—	—	19,348(4)	497,437
Kelli K. Gant	2/8/2019	1,250(2)	32,138	—	—
	2/13/2020	4,199(2)	107,956	—	—
	2/13/2020	—	—	6,298(3)	161,922
	2/16/2021	5,912	151,998	—	—
	2/16/2021	—	—	11,824	303,995
Charles Lussier	2/8/2019	924(2)	23,756	—	—
	2/13/2020	3,959(2)	101,786	—	—
	2/13/2020	—	—	5,938(3)	152,666
	2/16/2021	5,574	143,308	—	—
	2/16/2021	—	—	11,149	286,641

(1)
The market value is based on the closing price of our common stock on the NYSE on December 31, 2021, the last trading day of 2021, of $25.71, multiplied by the number of shares or RSUs, as applicable.

(2)
Represents time-based RSUs granted under the 2017 Equity Plan that vest ratably on each of the first three anniversaries of the date of grant.

(3)
Represents performance-based RSUs granted on February 13, 2020 under the 2017 Equity Plan which are eligible to be earned in 2022.

(4)
Represents performance-based RSUs granted on February 16, 2021 under the 2017 Equity Plan, half of which are eligible to be earned in each of 2022 and 2023.

(5)
Represents a retention grant of performance-based RSUs granted to Mr. Richardson on February 8,

2019 under the 2017 Equity Plan (the “Richardson Retention Grant”), the target amount of which was $1,000,000, with the corresponding number of RSUs to be determined based on the fair market value of the Company’s common stock on the last day of the performance period (January 1, 2019 through December 31, 2021). On November 16, 2021, the Compensation Committee exercised its discretion to (i) certify that Mr. Richardson had achieved the performance goals applicable to the Richardson Retention Grant at fifty percent (50%) of target and (ii) amend the grant agreement governing the Richardson Retention Grant in order to provide Mr. Richardson with the opportunity to earn the remaining fifty percent (50%) of the target award (or $500,000) on or prior to December 31, 2023.
(6)
Represents Tranche A Restricted Shares granted on the date set forth above under the 2016 Equity Plan that vest in equal installments on each of the first five (5) anniversaries of the date of grant, contingent upon at least half of the shares originally acquired by the “Investors” (as defined in the 2016 Equity Plan) having been disposed of to one or more independent third parties. This contingency was satisfied on May 10, 2018, causing the Tranche A Restricted Shares that would have vested prior to such date, based on the date of grant, to vest, and the remaining unvested Tranche A Restricted Shares are scheduled to vest on the remaining anniversaries of the date of grant.

OPTION EXERCISES AND STOCK VESTED
The following table sets forth information regarding the exercise of options and the vesting of restricted shares for the NEOs during 2021.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Walter J. Scheller, III	—	—	105,393	2,506,277
Jack K. Richardson	—	—	63,017	1,457,324
Dale W. Boyles	—	—	30,947	759,820
Kelli K. Gant	—	—	20,788	480,946
Charles Lussier	—	—	14,228	352,992

(1)
Represents the portion of the Tranche A Restricted Shares that vested in 2021. Tranche A Restricted Shares granted under the 2016 Equity Plan vest in equal installments on each of the first five (5) anniversaries of the date of grant, contingent upon at least half of the shares originally acquired by the “Investors” (as defined in the 2016 Equity Plan) having been disposed of to one or more independent third parties. This contingency was satisfied on May 10, 2018, causing the Tranche A Restricted Shares that would have vested prior to such date, based on the date of grant, to vest, and the remaining unvested Tranche A Restricted Shares are scheduled to vest on the remaining anniversaries of the date of grant.

Also represents shares acquired upon settlement of (i) time-based RSUs granted in 2018, 2019 and 2020 that vested in 2021 and (ii) performance-based RSUs awarded in each of 2019, 2020 and 2021 that were earned for the 2021 performance period that ended on December 31, 2021 because performance targets were met. For Mr. Richardson, this amount also includes shares acquired pursuant to the Richardson Retention Grant awarded in 2019 that were deemed earned as of November 16, 2021.
(2)
The value realized upon the vesting of the Tranche A Restricted Shares and the time-based RSUs is based upon the closing price of our common stock on the NYSE on the applicable vesting date. The value realized for the performance-based RSUs earned for the 2021 performance period that ended on December 31, 2021 is based upon the closing price of our common stock on the NYSE on December 31, 2021 ($25.71). The value realized for the shares acquired pursuant to the Richardson Retention Grant is based upon the closing price of our common stock on the NYSE on November 16, 2021 ($22.58).

Equity Compensation Plans
2016 Equity Plan
In March 2016, we adopted the Warrior Met Coal, LLC 2016 Equity Incentive Plan (the “2016 Equity Plan”), as described below, under which awards of restricted units and phantom units were granted to certain of our employees and directors pursuant to the terms of written agreements. In connection with our conversion from a Delaware limited liability company to a Delaware corporation on April 12, 2017, these awards were converted into awards in respect of shares of our common stock. The 2016 Equity Plan remains in effect with respect to such converted awards. However, no further awards will be granted under the 2016 Equity Plan. Our Compensation Committee administers the 2016 Equity Plan and, in general, may suspend or terminate the plan at any time. In addition, in general, our Board may amend, supplement, modify and restate the 2016 Equity Plan at any time. The 2016 Equity Plan will terminate automatically on March 31, 2026.
•
Adjustments in Capitalization.   In the event of (i) any extraordinary non-cash dividend or other distribution other than an ordinary dividend (whether in the form of cash, shares, other securities or property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of our assets or equity securities, or exchange of shares or other of our securities, issuance of warrants or other rights to purchase shares or other of our securities, or other similar corporate transaction or event (including without limitation a “Change in Control” (as defined in the 2016 Equity Plan)) that affects the shares of common stock, appropriate equitable adjustments (as determined by our Compensation Committee) will be made to the number and kind of shares (or other securities or property) subject to outstanding awards to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2016 Equity Plan or with respect to an award. In addition, our Compensation Committee may terminate any outstanding award and provide for the purchase of any such award in cash or the replacement of such award with other rights or property.
•
Change in Control.   In the event of a “Change in Control,” our Compensation Committee may generally provide that, with respect to any particular outstanding award or awards, any restricted period imposed upon such award or awards will expire immediately.

•
Nontransferability.   Awards under the 2016 Equity Plan are subject to transfer restrictions as set forth in the plan.

•
Restrictive Covenants.   The 2016 Equity Plan subjects participants to (i) an 18-month post-termination non-competition covenant relating to the coal mining business, (ii) an 18-month post-termination non-solicitation covenant in respect to our or our affiliates’ employees, consultants, customer, supplier, licensee, licensor or other business relationships and (iii) perpetual confidentiality and non-disparagement covenants.

•
No Rights as a Stockholder.   No participant shall be deemed to be the stockholder of, or to have any of the rights of a holder with respect to, any shares subject to such award unless and until such shares have been delivered to such participant upon satisfaction of the conditions, if any, for such delivery.

2017 Equity Plan
In connection with the completion of our IPO on April 19, 2017, we adopted the Warrior Met Coal, Inc. 2017 Equity Incentive Plan (the “2017 Equity Plan”), as described below. Awards previously issued and outstanding under the 2016 Equity Plan will continue to be governed by the 2016 Equity Plan. However, no further awards will be granted under the 2016 Equity Plan.
The following is a summary of the material terms and provisions of our 2017 Equity Plan.
•
Eligibility.   Our directors, officers, employees, consultants and advisors and those of our affiliated companies, as well as those who have accepted offers of employment or consultancy from us or our affiliated companies, are eligible for awards, provided that incentive stock options may be granted only to employees. A written agreement between us and each participant will evidence the terms of each award granted under the 2017 Equity Plan.

•
Shares Subject to the 2017 Equity Plan.   The shares that may be issued pursuant to awards will be our common stock, $0.01 par value per share, and the maximum aggregate amount of such common stock which may be issued upon exercise of all awards under the 2017 Equity Plan, including incentive stock options, was equal to 5,938,059 shares of our common stock, subject to adjustment to reflect certain corporate transactions or changes in our capital structure. Use of shares of common stock to pay the required exercise price or tax obligations, or shares not issued in connection with settlement of a stock option or stock appreciation right (“SAR”) or that are used or withheld to satisfy tax obligations of the participant, shall, notwithstanding anything herein to the contrary, not be available again for other awards under the 2017 Equity Plan. If any outstanding award expires, is canceled, forfeited or settled in cash, the shares allocable to that award will again be available for grant under the 2017 Equity Plan.

•
Award Limitations.   In addition to the aggregate limit on the number of shares of common stock that may be awarded under the 2017 Equity Plan, the following limitations also apply to the issuance of awards under the 2017 Equity Plan: (1) subject to adjustment for certain corporate events, the maximum number of shares of common stock with respect to which awards may be granted to any single participant during any single calendar year is (a) 1,484,515 shares of common stock with respect to stock options (all of which may be granted as incentive stock options) or SARs, and (b) 1,484,515 shares of common stock with respect to performance compensation awards (or in the event a performance compensation award is paid in cash, other securities, other awards or other property, no more than the fair market value of 1,484,515 shares of common stock); (2) the maximum amount that can be paid to any single participant during any one calendar year pursuant to a cash bonus award under the Plan is $10,000,000; and (3) subject to adjustment for certain corporate events, no more than 296,903 shares of common stock may be issued in respect of awards granted to any single participant who is a non-employee director for a single calendar year.
•
Administration.   Our Compensation Committee administers the 2017 Equity Plan. Among other responsibilities, our Compensation Committee selects participants and determine the type of awards to be granted to participants, the number of shares of common stock to be covered by awards and the terms and conditions of awards (including exercise price, methods of payment and vesting schedules), may accelerate the vesting or exercisability of, or the lapse of restrictions on, awards, and may make any other determination and take any other action that it deems necessary or desirable to administer the 2017 Equity Plan.

•
Amendment or Termination.   The 2017 Equity Plan will terminate on the tenth anniversary of its adoption by our Board and approval by our stockholders, unless terminated earlier by our Board. No awards will be granted under the 2017 Equity Plan after that date, but awards granted prior to that date may continue beyond such date, subject to the terms and conditions of the 2017 Equity Plan. Our Board may amend or terminate the 2017 Equity Plan (or any portion thereof) at any time. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements. If any amendment or termination would materially and adversely affect the rights of any participant, such amendment or termination will not become effective unless the affected participant consents.

•
Types of Awards.   Our Compensation Committee may grant the following types of awards to participants under the 2017 Equity Plan: incentive stock options, nonqualified stock options, SARs, restricted stock, restricted stock units, unrestricted shares of common stock, other awards denominated in common stock, performance share awards and performance cash bonuses.

•
Performance Criteria.   Our Compensation Committee is responsible for determining, in its sole discretion, the performance goals applicable to each performance award and the periods during which the performance is measured. The performance criteria that are used to establish performance goals for performance awards granted under the 2017 Equity Plan are based on our and/or our affiliates’, divisions’ or operational units’ attainment of specific levels of performance, and are set forth in the Plan.

•
Change in Control.   In the event of a “Change in Control, ” our Compensation Committee may provide that, with respect to any particular outstanding award or awards, (i) all options and SARs will become immediately exercisable as of a time prior to the “Change in Control,” (ii) any restricted period imposed upon awards will expire as of a time prior to the “Change in Control,” and (iii) any performance periods in effect on the date of the “Change in Control” shall end, the extent to which performance goals have been met with respect to each such performance period will be determined, and participants will receive payment of awards for such performance periods, based upon the determination of the degree of attainment of the performance goals, the assumption that the applicable “target” levels of performance have been attained or on such other basis determined by our Compensation Committee.

See “Elements of 2021 Executive Compensation — Long-Term Equity Incentives” beginning on page 48 for a further discussion of the time-based and performance-based RSUs that have been granted under the 2017 Equity Plan. Our Compensation Committee intends to make all future grants under the 2017 Equity Plan.
Employment Agreements
Walter J. Scheller, III.   We entered into an employment agreement with Walter J. Scheller, III effective April 1, 2016, pursuant to which Mr. Scheller serves as our Chief Executive Officer and as a member of our Board. The term of the agreement is indefinite. Pursuant to his employment agreement, Mr. Scheller’s annual base salary initially was $600,000, subject to increase as approved by the Board of Directors. He is eligible to receive an annual bonus with a target award equal to 100% of his base salary contingent upon the achievement of performance goals approved by our Board.
In the event that we terminate Mr. Scheller’s employment without “Cause” (as defined below) or Mr. Scheller resigns for “Good Reason” (as defined below), subject to Mr. Scheller’s execution of a release of claims in a form that we reasonably determine and his compliance with the restrictive covenants described below, we will provide Mr. Scheller with severance as follows: (i) an amount equal to one times his base salary, payable in substantially equal installments for one year following the date of such termination, (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year and (iii) if such termination should occur within 30 days prior to a vesting date relating to an equity award previously granted to Mr. Scheller, vesting of the portion of the award that would have become vested within such 30-day period.
In the event that we terminate Mr. Scheller’s employment without Cause or Mr. Scheller resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in his employment agreement), subject to Mr. Scheller’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Scheller with severance in an amount equal to two times his base salary, payable as a lump sum and in lieu of the severance described above.
Jack K. Richardson.   We entered into an employment agreement with Jack K. Richardson effective April 1, 2016, pursuant to which Mr. Richardson serves as our Chief Operating Officer. The term of the agreement is indefinite. Pursuant to his employment agreement, Mr. Richardson’s annual base salary initially was $325,000, subject to increase as approved by the Board of Directors. He is eligible to receive an annual bonus with a target award equal to 100% of his base salary contingent upon the achievement of performance goals approved by our Board.
In the event that we terminate Mr. Richardson’s employment without “Cause” (as defined below) or Mr. Richardson resigns for “Good Reason” (as defined below), subject to Mr. Richardson’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Richardson with severance as follows: (i) an amount equal to one times his base salary, payable in substantially equal installments for one year following the date of such termination, (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year and (iii) if such termination should occur within 30 days prior to a vesting date relating to an equity award previously granted to Mr. Richardson, vesting of the portion of the award that would have become vested within such 30-day period.
In the event that we terminate Mr. Richardson’s employment without Cause or Mr. Richardson resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in his employment agreement), subject to Mr. Richardson’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Richardson with severance in an amount equal to one and one-half times his base salary, payable as a lump sum and in lieu of the severance described above.
Dale W. Boyles.   We entered into an employment agreement with Dale W. Boyles effective January 1, 2017, pursuant to which Mr. Boyles serves as our Chief Financial Officer. The term of the agreement is indefinite. Pursuant to his employment agreement, Mr. Boyles’ annual base salary initially was $350,000, subject to increase as approved by the Board of Directors. He is eligible to receive an annual bonus with a target award equal to 100% of his base salary contingent upon the achievement of performance goals approved by our Board.
In the event that we terminate Mr. Boyles’ employment without “Cause” (as defined below) or Mr. Boyles resigns for “Good Reason” (as defined below), subject to Mr. Boyles’ execution of a release of claims in a form that we reasonably determine and his compliance with the restrictive covenants described below, we will provide Mr. Boyles with severance as follows: (i) an amount equal to one times his base salary, payable in substantially equal installments for one year following the date of such termination, (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year and (iii) if such termination should occur within 30 days prior to a vesting date relating to an equity award previously granted to Mr. Boyles, vesting of the portion of the award that would have become vested within such 30-day period.
In the event that we terminate Mr. Boyles’ employment without Cause or Mr. Boyles resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in his employment agreement), subject to Mr. Boyles’ execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Boyles with severance in an amount equal to one and one-half times his base salary, payable as a lump sum and in lieu of the severance described above.
Kelli K. Gant.   We entered into an employment agreement with Kelli K. Gant effective April 1, 2016, pursuant to which Ms. Gant serves as our Chief Administrative Officer. The term of the agreement is indefinite. Pursuant to her employment agreement, Ms. Gant’s annual base salary initially was $230,000, subject to increase as approved by the Board of Directors. The employment agreement provides that Ms. Gant is eligible to receive an annual bonus with a target award equal to 75% of her base salary contingent upon the achievement of performance goals approved by our Board, which percentage was increased to 80% by the Compensation Committee on February 13, 2020.
In the event that we terminate Ms. Gant’s employment without “Cause” (as defined below) or she resigns for “Good Reason” (as defined below), subject to Ms. Gant’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Ms. Gant with severance as follows: (i) an amount equal to one times her base salary, payable in substantially equal installments for one year following the date of such termination, (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year and (iii) if such termination should occur within 30 days prior to a vesting date relating to an equity award previously granted to Ms. Gant, vesting of the portion of the award that would have become vested within such 30-day period.
In the event that we terminate Ms. Gant’s employment without Cause or Ms. Gant resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in her employment agreement), subject to Ms. Gant’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Ms. Gant with severance in an amount equal to one and one-half times her base salary, payable as a lump sum and in lieu of the severance described above.
Charles Lussier.   We entered into an employment agreement with Charles Lussier effective March 1, 2020, pursuant to which Mr. Lussier serves as our Chief Commercial Officer. The term of the agreement is indefinite. Pursuant to his employment agreement, Mr. Lussier’s annual base salary is $330,000, subject to increase as may be approved by the Board of Directors. He is eligible to receive an annual bonus with a target award equal to 80% of his base salary contingent upon the achievement of performance goals approved by our Board.
In the event that we terminate Mr. Lussier’s employment without “Cause” (as defined below) or he resigns for “Good Reason” (as defined below), subject to Mr. Lussier’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Lussier with severance as follows: (i) an amount equal to one times his base salary, payable in substantially equal installments for one year following the date of such termination, and (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year.
In the event that we terminate Mr. Lussier’s employment without Cause or Mr. Lussier resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in his employment agreement), subject to Mr. Lussier’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Lussier with severance in an amount equal to one and one-half times his base salary, payable as a lump sum and in lieu of the severance described above.
If any of our financial statements are required to be restated due to errors, omissions, fraud or misconduct (including, but not limited to, circumstances where we have been required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement), we may recover all or a portion of any cash incentive, equity compensation or severance disbursements paid to our NEOs with respect to any fiscal year for which the financial results are negatively affected by such restatement.
Each of the NEOs is subject to (i) a 12-month post-termination non-competition covenant relating to our or our subsidiaries’ business, (ii) a 24-month post-termination non-solicitation covenant in respect of our or our subsidiaries’ or affiliates’ employees, representatives, agents, consultants, customers, suppliers, licensees, licensors and other business relationships and (iii) perpetual confidentiality and non-disparagement covenants.
For purposes of the employment agreements described above for each of our NEOs who are current executive officers, “Cause” means the applicable executive’s (i) commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud; (ii) engaging in conduct that constitutes fraud or embezzlement; (iii) engaging in conduct that constitutes gross negligence or willful gross misconduct that results or could reasonably be expected to result in harm to our or any of our affiliate’s business or reputation; (iv) breach of any material terms of the executive’s employment, which results or could reasonably be expected to result in harm to our or any of our affiliate’s business or reputation; (v) continued willful failure to substantially perform the executive’s duties; or (vi) breach of any of our or our affiliate’s material policies that is applicable to employees generally that is reasonably likely to result in demonstrable harm to the Company or our affiliate.
For purposes of the employment agreements described above for each of our NEOs who are current executive officers, “Good Reason” means the applicable executive’s voluntary resignation after any of the following actions taken by the Company without the executive’s written consent: (i) a material diminution in the executive’s title or authority; (ii) any material failure to pay compensation when due; (iii) a reduction in base pay or bonus opportunity other than reductions applicable to senior executives generally occurring; (iv) relocation of the executive’s principal place of business by more than 50 miles that materially increases the executive’s commute; or (v) any other material breach of the applicable employment agreement by the Company.

POTENTIAL PAYMENTS UPON A TERMINATION OF EMPLOYMENT OR
CHANGE IN CONTROL
The following table summarizes potential payments, rights and benefits to our NEOs under contracts, agreements, plans or arrangements with the Company upon a termination of employment or change in control, assuming either event occurred on December 31, 2021. To the extent payments, rights and benefits are generally available to employees on a non-discriminatory basis, including benefits payable upon death or disability, they are excluded from this table.
The employment agreements with our NEOs contain severance provisions pursuant to which the NEOs are entitled to certain payments or benefits upon a termination without “cause,” for “good reason” or due to death or disability, as well as upon a termination without “cause” or for “good reason” following a “change in control” (as such terms are defined in the employment agreements). See “Employment Agreements” beginning on page 65 for further information regarding such payments and benefits. Additionally, the award agreements pursuant to which restricted shares and RSUs have been granted under the 2016 Equity Plan and the 2017 Equity Plan provide for accelerated vesting or settlement, as applicable, of the outstanding awards upon various termination events or a change in control. See footnotes 2 and 3 to the following table for details regarding the treatment of the outstanding restricted shares and RSUs upon such termination events or a change in control.
Due to the numerous factors involved in estimating these amounts, the actual value of benefits and amounts to be paid to our NEOs can only be determined upon an actual termination of employment or change in control. As provided in the employment agreements with the NEOs, in the event a NEO breaches or violates the restrictive covenants contained therein or does not enter into a separation agreement and general release of claims, certain of the amounts described below may be subject to forfeiture. See “Employment Agreements” beginning on page 65 for further information regarding such restrictions and requirements.
Name	Cash Payments ($)(1)	Accelerated Vesting of Unvested Restricted Stock ($)(2)	Accelerated Vesting of Unvested RSUs ($)(3)	Total ($)
Termination by the Company Without Cause or by the NEO for Good Reason
Walter J. Scheller, III	2,080,350	—	—	2,080,350
Jack K. Richardson	1,366,206	—	—	1,366,206
Dale W. Boyles	1,288,578	—	—	1,288,578
Kelli K. Gant	910,000	—	—	910,000
Charles Lussier	858,002	—	—	858,002
Termination of the NEO’s Employment or Service Due to Death, Disability or Retirement
Walter J. Scheller, III	—	—	5,935,871	5,935,871
Jack K. Richardson	—	—	2,707,357	2,707,357
Dale W. Boyles	—	—	1,850,601	1,850,601
Kelli K. Gant	—	—	1,098,763	1,098,763
Charles Lussier	—	—	1,009,563	1,009,563
Termination of the NEO’s Employment or Service Due to Any Other Reason
Walter J. Scheller, III	—	—	—	—
Jack K. Richardson	—	—	—	—
Dale W. Boyles	—	—	—	—
Kelli K. Gant	—	—	—	—
Charles Lussier	—	—	—	—

Name	Cash Payments ($)(1)	Accelerated Vesting of Unvested Restricted Stock ($)(2)	Accelerated Vesting of Unvested RSUs ($)(3)	Total ($)
Change in Control
Walter J. Scheller, III	—	—	5,935,871	5,935,871
Jack K. Richardson	—	—	2,707,357	2,707,357
Dale W. Boyles	—	158,897	1,850,601	2,009,498
Kelli K. Gant	—	—	1,098,763	1,098,763
Charles Lussier	—	—	1,009,563	1,009,563
Termination by the Company Without Cause or by the NEO for Good Reason in connection with a Change in Control(4)
Walter J. Scheller, III	1,386,900	—	5,935,871	7,322,771
Jack K. Richardson	683,100	—	2,707,357	3,390,460
Dale W. Boyles	644,288	158,897	1,850,601	2,653,787
Kelli K. Gant	525,000	—	1,098,763	1,623,763
Charles Lussier	495,000	—	1,009,563	1,504,565

(1)
The cash severance for each NEO in the event of a Termination by the Company Without Cause or by the NEO for Good Reason represents an amount equal to one times base salary, payable in substantially equal installments for one year following the date of such termination, plus the bonus payment that each NEO received in 2021 based on our actual performance results, as required by the employment agreements since the assumed termination occurred following the third quarter of our fiscal year.

The cash severance for Mr. Scheller in the event of a Termination by the Company Without Cause or by the NEO for Good Reason in connection with a Change in Control represents an amount equal to two times base salary, payable in a lump sum, as specified in his Employment Agreement. The cash severance for each of Mr. Richardson, Mr. Boyles, Ms. Gant and Mr. Lussier in the event of a Termination by the Company Without Cause or by the NEO for Good Reason in connection with a Change in Control represents an amount equal to one and one-half times base salary, payable in a lump sum, as specified in the employment agreements with such NEOs. See “Employment Agreements” beginning on page 65 for further information about such payments.
(2)
The amounts presented in this column reflect the value of the accelerated vesting of all unvested Tranche A Restricted Shares, which has been determined based on the closing price of our common stock on the NYSE on December 31, 2021, the last trading day of 2021, of $25.71, multiplied by the number of shares. Also reflected in this column is the value of the dividends accrued on the unvested Tranche A Restricted Shares, which dividends are paid out upon vesting.

The Tranche A Restricted Shares vest in equal installments on each of the first five (5) anniversaries of the date of grant, contingent upon at least half of the shares originally acquired by the “Investors” (as defined in the 2016 Equity Plan) having been disposed of to one or more independent third parties. This contingency was satisfied on May 10, 2018, causing the Tranche A Restricted Shares that would have vested prior to such date, based on the date of grant, to vest. The remaining unvested Tranche A Restricted Shares are scheduled to vest on the remaining anniversaries of the date of grant. Subject to exceptions at the discretion of the Compensation Committee, in the event of the termination of a NEO’s employment for any reason, he or she will forfeit any unvested Tranche A Restricted Shares held as of the date of such termination without consideration. In the event of a “Change in Control” (as defined in the 2016 Equity Plan), any unvested Tranche A Restricted Shares held by the NEO shall vest in full.
(3)
The amounts presented in this column reflect the value of the accelerated vesting of unvested RSUs, which has been determined based on the closing price of our common stock on the NYSE on December 31, 2021, the last trading day of 2021, of $25.71, multiplied by the number of shares. Also reflected in this column is the value of the dividends accrued on the unvested RSUs, which dividends are paid out upon vesting.

On February 8, 2019, February 13, 2020 and February 16, 2021, each of our NEOs received time-based RSUs pursuant to the terms of an award agreement under the 2017 Equity Plan. In the event of the termination of a NEO’s employment for any reason other than the NEO’s death, disability or Retirement (as defined in the award agreement), he or she will forfeit any unvested time-based RSUs held as of the date of such termination without consideration. In the event of the termination of a NEO’s employment due to death, disability or Retirement, any unvested time-based RSUs held by the NEO shall vest in full. In the event of a “Change in Control” (as defined in the 2017 Equity Plan), any unvested time-based RSUs held by the NEO shall vest in full.
On February 8, 2019, February 13, 2020 and February 16, 2021, each of our NEOs received performance-based RSUs pursuant to the terms of an award agreement under the 2017 Equity Plan. In the event of the termination of a NEO’s employment for any reason other than the NEO’s death, disability or Retirement (as defined in the award agreement), he or she will forfeit the right to receive any shares pursuant to the performance-based RSUs as of the date of such termination without consideration. In the event of the termination of a NEO’s employment due to death, disability or Retirement, the NEO will be issued shares pursuant to the performance-based RSUs for any to-be-completed Measurement Period at the target award level. In the event of a “Change in Control” (as defined in the 2017 Equity Plan), the NEO will be issued shares pursuant to the performance-based RSUs for any to-be-completed Measurement Period at the target award level. The amounts presented in this column with respect to the performance-based RSUs eligible to be earned in 2021 reflect the number of shares actually earned based on performance for such year.
Also on February 8, 2019, Mr. Richardson received a retention grant of performance-based RSUs (the “Richardson Retention Grant”), the target amount of which was $1,000,000, with the corresponding number of RSUs to be determined based on the fair market value of the Company’s common stock on the last day of the performance period (January 1, 2019 through December 31, 2021). On November 16, 2021, the Compensation Committee exercised its discretion to (i) certify that Mr. Richardson had achieved the performance goals applicable to the Richardson Retention Grant at fifty percent (50%) of target and (ii) amend the grant agreement governing the Richardson Retention Grant in order to provide Mr. Richardson with the opportunity to earn the remaining fifty percent (50%) of the target award (or $500,000) on or prior to December 31, 2023. In the event of the termination of Mr. Richardson’s employment for any reason other than death or disability, he will forfeit the right to receive any shares pursuant to the Richardson Retention Grant as of the date of such termination without consideration. In the event of the termination of Mr. Richardson’s employment due to death or disability, he will be issued shares pursuant to the Richardson Retention Grant at the actual level of achievement as determined by the Compensation Committee. The amount presented in this column with respect to the shares eligible to be earned pursuant to the Richardson Retention Grant in the event of Mr. Richardson’s termination of employment due to death or disability assumes that the award would be earned at the target level. In the event of a “Change in Control” (as defined in the 2017 Equity Plan), Mr. Richardson will be issued shares pursuant to the Richardson Retention Grant at the target award level.
(4)
The amounts presented in the following rows assume that a Termination by the Company Without Cause or by the NEO for Good Reason occurred on December 31, 2021 in connection with a “Change in Control” (as defined in the 2017 Equity Plan) occurring on such date. As detailed in footnote (1) above, the termination event would cause the NEOs to be entitled to the payment of cash severance and, as detailed in footnotes (2) and (3) above, the Change in Control would cause the outstanding equity held by the NEOs to have vested or settled, as applicable.

PAY RATIO
SEC rules require public companies to disclose the ratio of the annual total compensation of its CEO to the median of the annual total compensation of its other employees. In determining the median employee of the Company, we prepared a list of all employees as of December 31, 2021. Consistent with applicable rules, we used reasonable estimates both in the methodology used to identify the median employee and in calculating the annual total compensation of employees other than the CEO. We determined our median employee based on the taxable wages of each of our 1,584 employees (excluding the CEO), as reported in Box 1 on Internal Revenue Service Form W-2.
The annual total compensation of our median employee (excluding the CEO) for 2021 was $31,269. As disclosed in the “Summary Compensation Table” appearing on page 55, our CEO’s annual total compensation for 2021 was $5,679,932. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was approximately 182 to 1. We expect that our pay ratio may be relatively high when compared with other companies, largely due to the depressing effect on wages of the labor strike initiated by the United Mine Workers of America (“UMWA”) on April 1, 2021, which continues today despite management’s ongoing efforts to negotiate in good faith to reach a new union contract.
Given the different methodologies that various public companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

DIRECTOR COMPENSATION
The Compensation Committee evaluates and recommends to the Board of Directors the compensation to be paid to our non-employee directors. The Compensation Committee has determined that a combination of cash and equity-based incentive compensation should be used to attract and retain qualified candidates to serve on our Board. In setting director compensation, the Compensation Committee receives input from its independent compensation consultant to assess the competitiveness of our non-employee director compensation. The Compensation Committee uses the compensation consultant’s access to external market data to determine the pay practices of similarly situated companies in respect of their directors, and uses this data as a reference point in determining director fees and equity awards.
Under our director compensation program for 2021, the non-management members of our Board of Directors (Ana B. Amicarella, J. Brett Harvey, Alan H. Schumacher, Stephen D. Williams and Gareth N. Turner, who resigned from the Board effective November 22, 2021) received (i) an annual cash retainer for Board service, (ii) an annual cash retainer for committee service, as applicable, and (iii) an annual award of RSUs granted under our 2017 Equity Plan that vests ratably in three annual installments and settles in shares of common stock on a one-for-one basis within ten days following the applicable vesting date. The amount of such annual retainers and equity grants, by position, are set forth below:
Position	Annual Cash Retainer	Annual Equity Grant
Chairman	$150,000	$150,000
Lead Director	$120,000	$120,000
Regular Board Member	$100,000	$100,000
Audit Committee – Chair	$20,000	—
Audit Committee – Member	$10,000	—
Compensation Committee – Chair	$15,000	—
Compensation Committee – Member	$7,500	—
Nominating and Corporate Governance Committee – Chair	$10,000	—
Nominating and Corporate Governance Committee – Member	$5,000	—
Finance Committee – Chair	$20,000	—
All retainers are payable monthly in advance. These retainers are intended to cover up to ten total meetings per year of the full Board and its committees. If the Board and its committees hold more than ten total meetings in a year, the directors will receive an additional fee of $1,500 per meeting attended. In February 2022, the Board dissolved the Finance Committee. The Board also reconstituted the Sustainability, Environmental, Health and Safety Committee in order to focus the Board on sustainability issues and, in connection with these efforts, established an annual retainer of $15,000 for the chair of this committee and an annual retainer of $5,000 for each member.
In February 2019, the Compensation Committee approved a one-time retention grant of performance-based RSUs to Mr. Williams, to be settled in shares of common stock or cash at Mr. Williams’ election, based on pre-established individual performance goals. The target award was $500,000, with the corresponding number of RSUs to be determined based on the fair market value of the Company’s common stock on the last day of the performance period (January 1, 2019 through December 31, 2021). On November 16, 2021, the Compensation Committee exercised its discretion to certify that Mr. Williams had achieved the performance goals applicable to his award at one hundred percent (100%) of target, entitling him to receive, pursuant to his election, a cash payment in the amount of $500,000. Mr. Williams also has received various equity awards, including restricted units that converted into restricted shares in connection with the IPO, vested but unsettled RSUs and vested phantom shares.
In addition to the compensation described above, each of our directors is reimbursed for out-of-pocket expenses incurred in connection with attendance at Board, committee and stockholder meetings, including the cost of travel, lodging, food and related expenses, and participation in director education programs. Each director will be fully indemnified by us for actions associated with being a director to the fullest extent permitted under Delaware law. We have entered into separate indemnification agreements with each of our directors and executive officers, which may be broader than the specific indemnification provisions contained in Delaware law.
The following table provides compensation information for the non-employee members of our Board for the year ended December 31, 2021.
2021 Director Compensation
Name(1)	Fees Earned in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Stephen D. Williams	150,000	149,991	—	—	—	1,179,030	1,479,021
Ana B. Amicarella	114,996	99,988	—	—	—	—	214,984
J. Brett Harvey	147,500	120,000	—	—	—	—	267,500
Alan H. Schumacher	127,496	99,988	—	—	—	—	227,484
Gareth N. Turner(4)	131,663	99,988	—	—	—	—	231,651

(1)
Walter J. Scheller, III, the Company’s CEO, is not included in this table as he is, and at all times during 2021 was, an employee of the Company and thus received no compensation for his service as director. The compensation received by Mr. Scheller as an employee of the Company is shown in the “Summary Compensation Table” on page 55.

(2)
The amounts in the table above reflect the grant date fair value of the time-based RSUs granted in 2021 as computed in accordance with FASB ASC Topic 718. Further detail surrounding the RSUs awarded, the method of valuation and the assumptions made are set forth in Note 12 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2021. Pursuant to the award agreements governing Mr. Turner’s outstanding RSUs, all of his unvested RSUs vested in full as of his retirement effective November 22, 2021.

As of December 31, 2021, our non-employee directors had outstanding the following vested (but unsettled) RSUs, unvested RSUs, unvested restricted shares and vested (but unsettled) phantom shares.
Name	Vested (but unsettled) RSUs (#)	Unvested RSUs (#)	Unvested Restricted Shares (#)
Stephen D. Williams	13,157	20,003	972
Ana B. Amicarella	—	13,336	—
J. Brett Harvey	—	16,003	—
Alan H. Schumacher	—	13,336	—

(3)
Represents amounts paid pursuant to regular quarterly dividends on Tranche A Restricted Shares and Phantom Shares that vested during 2021.

(4)
Mr. Turner resigned from the Board effective November 22, 2021.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
Under SEC rules, a “related person” is an officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities since the beginning of the last fiscal year or an immediate family member of any of the foregoing. Pursuant to the Company’s Related Party Transactions Policy and the Audit Committee’s written charter, the Audit Committee is responsible for reviewing and, subject to certain exceptions, approving or recommending to the Board for approval all related party transactions, including any that we would be required to disclose pursuant to Item 404 of Regulation S-K promulgated by the SEC. The Audit Committee, in determining whether to approve a related party transaction, considers various factors, including whether the related party transaction complies with the restrictions set forth in the Company’s asset-based revolving credit agreement and the indenture governing the Company’s outstanding notes, the benefit of the transaction to us, whether it is on terms and conditions no less favorable to us than may reasonably be expected in arm’s-length transactions with unrelated parties, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. The Audit Committee reviews, at least annually, a summary of our transactions with our directors and officers and with firms that employ our directors, as well as any other related person transactions.
Related Person Transactions Entered into by the Company
Other than compensation agreements and other arrangements, which are described under “Executive Officer and Director Compensation,” and the transactions described below, since January 1, 2021, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.
In connection with the closing of the IPO, we entered into a registration rights agreement (the “Registration Rights Agreement”) relating to our common stock with certain of our stockholders and their affiliates. Pursuant to the Registration Rights Agreement, we granted to such stockholders and their affiliates the right, under certain circumstances and subject to certain restrictions, to require us to register under the Securities Act of 1933, as amended, shares of our common stock that were held or acquired by them. The Company’s obligations under the Registration Rights Agreement expired when the affiliates of Apollo Private Equity no longer held any shares of the Company’s common stock effective May 8, 2019, except for the Company’s indemnification of sellers and certain related parties in offerings pursuant to the Registration Rights Agreement.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors hereby submits the following report:
•
Management is responsible for the financial reporting process, including the systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the consolidated financial statements and a report on the effectiveness of the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2021 with management and Ernst & Young LLP, the Company’s independent auditors.

•
The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

•
The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable rules of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young LLP its independence.

Based on the foregoing review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.
AUDIT COMMITTEE
Alan H. Schumacher, Chairman
Ana B. Amicarella
J. Brett Harvey

FEES PAID TO INDEPENDENT AUDITORS
The Audit Committee has approved the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. Ernst & Young LLP has audited our financial statements since 2016 and has served as our auditors since the Company’s inception.
The aggregate fees billed by Ernst & Young LLP to the Company for the audit of the Company’s annual consolidated financial statements and services rendered by the independent registered public accounting firm for the years ended December 31, 2021 and December 31, 2020 are set forth below.
	Fiscal Years
	2021	2020
Audit Fees(1)	$1,386,890	$1,790,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	2,000	2,000
TOTAL FEES	$1,388,890	$1,792,000

(1)
For fiscal years 2021 and 2020, audit fees included fees associated with the annual audits of the consolidated financial statements and the Company’s internal control over financial reporting, and reviews of the Company’s quarterly reports on Form 10-Q, as well as services for comfort letters, consents, assistance with and review of documents filed with the SEC, and accounting and financial reporting consultation and research work necessary to comply with the standards of the PCAOB.

(2)
For fiscal year 2021 and 2020, there were no audit-related fees billed or incurred.

(3)
For fiscal years 2021 and 2020, there were no tax fees billed or incurred.

(4)
For fiscal years 2021 and 2020, the other fees related to an accounting research tool service.

The Audit Committee has concluded that the provision of the non-audit services listed above as “Tax Fees” and “All Other Fees” is compatible with maintaining the auditors’ independence.
Approval of Audit and Non-Audit Services
All audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm require pre-approval by the Audit Committee in accordance with the Audit Committee Pre-Approval Policy. The Audit Committee annually reviews a detailed list of the audit and non-audit services to be performed by the independent registered public accounting firm during the upcoming year. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the auditor’s independence. The Audit Committee then approves the audit services and any permissible non-audit services it deems appropriate for the upcoming year. All of the fees described above under audit fees, audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, officers and persons who beneficially own more than 10% of the Company’s common stock (“Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC. Reporting Persons are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of the copies of such forms furnished to the Company and written representations from Reporting Persons, the Company believes that all Section 16(a) reports required to be filed during the year ended December 31, 2021 were filed on a timely basis, except that a late Form 4 was filed on behalf of each of Messrs. Scheller, Richardson, Boyles, Lussier and Chopin and Ms. Gant to report a vesting and settlement of restricted stock units and a related withholding of shares of Company common stock for tax purposes on February 8, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 4, 2022 by:
(i)
each of our directors;

(ii)
each of our NEOs listed in the “Summary Compensation Table” on page 55;

(iii)
all of our current directors and executive officers as a group; and

(iv)
each stockholder known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of March 4, 2022, pursuant to derivative securities, such as RSUs or phantom shares, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on an aggregate of 51,611,107 shares of common stock outstanding as of March 4, 2022.
Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer is: c/o Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444.
	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% Stockholders:
BlackRock, Inc.(1)	7,290,394	14.1%
The Vanguard Group(2)	6,102,910	11.8%
Named Executive Officers and Directors:
Walter J. Scheller, III	157,984	*
Jack K. Richardson	78,044	*
Dale W. Boyles	81,180	*
Kelli K. Gant	29,250	*
Charles Lussier	21,819	*
Ana B. Amicarella(3)	13,767	*
J. Brett Harvey(4)	21,447	*
Alan H. Schumacher(5)	22,092	*
Stephen D. Williams(6)	92,125	*
All current executive officers and directors as a group (10 persons)(7)	532,753	1.0%

*
Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
BlackRock, Inc., a parent holding company, along with and on behalf of its wholly-owned subsidiaries (i) BlackRock Life Limited, (ii) BlackRock Advisors, LLC, (iii) Aperio Group, LLC, (iv) BlackRock Fund Advisors, (v) BlackRock Institutional Trust Company, National Association, (vi) BlackRock Asset Management Ireland Limited, (vii) BlackRock Financial Management, Inc., (viii) BlackRock Asset Management Schweiz AG, (ix) BlackRock Investment Management, LLC, (x) BlackRock Investment Management (UK) Limited, (xi) BlackRock Asset Management Canada Limited, (xii) BlackRock Investment Management (Australia) Limited and (xiii) BlackRock Fund Managers Ltd. (collectively,

“BlackRock”), has beneficial ownership of 7,290,394 shares of common stock, of which BlackRock has sole voting power with respect to 7,195,866 shares and sole dispositive power with respect to all 7,290,394 shares.
The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. This information is based solely upon our review of a Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 27, 2022, reporting beneficial ownership as of December 31, 2021.
(2)
The Vanguard Group, Inc. (“Vanguard”) has beneficial ownership of 6,102,910 shares of common stock, of which Vanguard has shared voting power with respect to 57,686 shares, sole dispositive power with respect to 6,010,162 shares and shared dispositive power with respect to 92,748 shares.

The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This information is based solely upon our review of an amended Schedule 13G filed by Vanguard with the SEC on February 10, 2022, reporting beneficial ownership as of December 31, 2021.
(3)
Includes 6,278 shares underlying RSUs that vest within 60 days of March 4, 2022.

(4)
Includes 7,533 shares underlying RSUs that vest within 60 days of March 4, 2022.

(5)
Includes 6,278 shares underlying RSUs that vest within 60 days of March 4, 2022.

(6)
Includes 9,416 shares underlying RSUs that vest within 60 days of March 4, 2022 and (b) 13,157 shares underlying RSUs granted to Mr. Williams under our 2017 Equity Plan, which have vested but for which settlement will not occur until the earlier of: (i) a “Change in Control” (as defined in the 2017 Equity Plan); or (ii) the fifth anniversary of the date of the grant (or April 19, 2022).

(7)
Includes shares underlying RSUs that vest, or are currently vested and settle, within 60 days of March 4, 2022 as described in footnotes (3) – (6).

OTHER MATTERS
As of the date of this Proxy Statement, the Board and management do not know of any business which will be presented for consideration at the Annual Meeting other than those matters specified herein and in the Notice of Annual Meeting of Stockholders. Should any other matter or business requiring a vote of stockholders arise, the persons named in the enclosed proxy intend to exercise the authority conferred by the proxy and vote the shares represented thereby in respect of any such other matter or business in accordance with their best judgment.
DEADLINE FOR STOCKHOLDER PROPOSALS
Stockholder proposals must conform to the requirements of the SEC and the Company’s Bylaws.
Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals may be eligible for inclusion in the proxy statement for the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). Any stockholder intending to present a proposal for inclusion in the proxy statement for the 2023 Annual Meeting must provide timely written notice of the proposal to our Corporate Secretary at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2). The Company must receive the proposal by November 14, 2022, for possible inclusion in the proxy statement. If the date of the 2023 Annual Meeting changes by more than 30 days from April 26, 2023, then the deadline to submit stockholder proposals for inclusion in the proxy statement for the 2023 Annual Meeting will be a reasonable time before the Company begins to print and mail its proxy materials for the 2023 Annual Meeting. The Company will determine whether to include a proposal in the 2023 proxy statement in accordance with the SEC rules governing the solicitation of proxies. The deadline for providing notice of a solicitation of proxies in support of director nominees other than our nominees at the 2023 Annual Meeting is February 25, 2023.
In addition, under our Bylaws, any stockholder of record intending to nominate a candidate for election to the Board or to propose any business at the 2023 Annual Meeting must give timely written notice to our Corporate Secretary at the address set forth below. A nomination or proposal for the 2023 Annual Meeting will be considered timely if it is received no earlier than November 14, 2022 and no later than December 14, 2022. If the date of the 2023 Annual Meeting is advanced by more than 30 days or is delayed by more than 60 days from April 26, 2023, then to be timely the nomination or proposal must be received by the Company no earlier than the 120th day prior to the 2023 Annual Meeting and no later than the close of business on the later of the 90th day prior to the meeting and the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made. The notice of nomination or proposal must detail the information specified in the Company’s Bylaws. We will not entertain any proposals or nominations at the 2023 Annual Meeting that do not meet the requirements set forth in our Bylaws. The Bylaws are posted in the “Investors” section of our website at www.warriormetcoal.com (under the “Corporate Governance” link). To make a submission or to request a copy of our Bylaws, stockholders should contact our Corporate Secretary at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. Each stockholder continues to receive a separate proxy card. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. You may also call the Broadridge Householding Election system at (866) 540-7095 to decline or modify previous householding elections. You can also request prompt delivery of a copy of the proxy statement and annual report by sending a written request to Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary.

EXHIBIT A-1
SECOND CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
WARRIOR MET COAL, INC.
Warrior Met Coal, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:
FIRST: Article XIV, Section 14.1(p) of the Certificate of Incorporation of the Corporation be, and it hereby is, amended in its entirety to read as follows:
“(p) “Restriction Release Date” means the earliest of (i) any date after the Effective Date if the Board in good faith determines that it is in the best interests of the Corporation and its stockholders for the ownership and transfer limitations set forth in this Article XIV to expire, (ii) the beginning of a taxable year of the Corporation as of which no Tax Benefits are available or (iii) April 19, 2026.”
SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
THIRD: This Certificate of Amendment shall be effective upon filing.
[Signature Page Follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer as of the        day of April, 2022.
By:

Name:
Title:
[Signature Page to Certificate of Amendment]

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EXHIBIT A-2
EXISTING 382 TRANSFER RESTRICTION PROVISIONS
ARTICLE XIV
RESTRICTIONS ON TRANSFER OF SECURITIES
It is in the best interests of the Corporation and its stockholders that certain restrictions on the transfer or other disposition of shares of Common Stock, as relates to the preservation of certain tax attributes, be established as more fully set forth in this Article XIV.
Section 14.1 Definitions. As used in this Article XIV, the following capitalized terms shall have the following respective meanings (and any references to any portions of Treasury Regulation Section 1.382-2T shall include any successor provision thereto):
(a) “Agent” has the meaning set forth in Section 14.3(b).
(b) “Asset Acquisition” means that certain acquisition of Alabama mining operations which closed on March 31, 2016 and was accomplished through a credit bid of the first lien obligations of Walter Energy, Inc. and certain subsidiaries pursuant to section 363 of the U.S. Bankruptcy Code and an order by the Bankruptcy Court (i) Approving the Sale of the Acquired Assets Free and Clear of Claims, Liens, Interests and Encumbrances; (ii) Approving the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases; and (iii) Granting Related Relief  (Case No. 15-02741, Docket No. 1584).
(c) “Acquire” means the acquisition, directly, indirectly or constructively (as determined for purposes of Section 382 of the Code, or any successor provision or replacement provision), of ownership of Corporation Securities by any means, including, without limitation, (i) the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, (ii) the entering into of any swap, hedge or other arrangement that results in the acquisition of any of the economic consequences of ownership of Corporation Securities or (iii) any other acquisition or transaction treated under the applicable rules under Section 382 of the Code as a direct or indirect acquisition (including the acquisition of an ownership interest in a Substantial Holder), but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered an owner within the meaning of the tax laws. The terms “Acquires” and “Acquisition” shall have the same meaning.
(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time.
(e) “Corporation Securities” means (i) shares of Common Stock, (ii) any other interests that are treated as “stock” of the Corporation pursuant to Treasury Regulation Section 1.382-2T(f)(18), and (iii) warrants, rights or options (including within the meaning of Treasury Regulation Section 1.382-4(d)(9)) to purchase Corporation Securities, but only to the extent such warrants, rights or options are treated as exercised or deemed exercised pursuant to Treasury Regulation Section 1.382-4(d). For the avoidance of doubt, Corporation Securities also includes the pre-corporate conversion Class A Units, Class B Units and Class C Units and any other interests of Warrior Met Coal LLC which would be treated as “stock” for purposes of Section 382 of the Code.
(f) “Disposition” means the sale, transfer, exchange, assignment, liquidation, conveyance, pledge, or other disposition or transaction treated under the applicable rules under Section 382 of the Code as a direct or indirect disposition (including the disposition of an ownership interest in a Substantial Holder). The terms “Dispose” and “Disposition” shall have the same meaning.
(g) “DTC” means The Depository Trust Company.
(h) “Effective Date” means the effective date of the Asset Acquisition, which was March 31, 2016.
(i) “Excess Securities” has the meaning set forth in Section 14.3(a).
(j) “Percentage Stock Ownership” means on any testing date (within the meaning of Treasury Regulation Section 1.382-2(a)(4)) the percentage stock ownership as determined in accordance with Treasury Regulation Section 1.382-2T(g), (h) (without regard to the rule that treats stock of an entity as to which the

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constructive ownership rules apply as no longer owned by that entity), (j) and (k), and Treasury Regulation Section 1.382-4 and, for the avoidance of doubt, taking into account Treasury Regulation Section 1.382-3(j)(7).
(k) “Person” means an individual, corporation, estate, trust, association, limited liability company, partnership, joint venture or similar organization or “entity” within the meaning of Treasury Regulation Section 1.382-3 (including, without limitation, any group of Persons treated as a single entity under such regulation).
(l) “Prohibited Distributions” has the meaning set forth in Section 14.3(b).
(m) “Prohibited Transfer” means any purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article XIV.
(n) “Purported Transferee” has the meaning set forth in Section 14.3(a).
(o) “Purported Transferor” has the meaning set forth in Section 14.3(b)(ii).
(p) “Restriction Release Date” means the earliest of  (i) any date after the Effective Date if the Board in good faith determines that it is in the best interests of the Corporation and its stockholders for the ownership and transfer limitations set forth in this Article XIV to expire, (ii) the beginning of a taxable year of the Corporation as of which no Tax Benefits are available or (iii) the third anniversary of the Corporation’s initial public offering.
(q) “Section 501(c)(3)” has the meaning set forth in Section 14.3(c)(iii).
(r) “Statutory Conversion Date” means the date the Corporation filed its Certificate of Conversion and its Certificate of Incorporation with the Secretary of State of the State of Delaware.
(s) “Substantial Holder” means a Person (including, without limitation, any group of Persons treated as a single “entity” within the meaning of Treasury Regulation Section 1.382-3) holding Corporation Securities, whether as of the Effective Date, after giving effect to the Asset Acquisition, or thereafter, representing a Percentage Stock Ownership (including indirect ownership, as determined under applicable Treasury Regulations) in the Corporation of at least 4.99% in any separate class of Corporation Securities.
(t) “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Corporation or any direct or indirect subsidiary thereof.
(u) “Transfer” means any direct or indirect Acquisition or Disposition of Corporation Securities.
(v) “Treasury Regulation” means a Treasury regulation promulgated under the Code.
Section 14.2 Ownership Limitations.
(a) To the fullest extent permitted by law, from and after the Statutory Conversion Date and prior to the Restriction Release Date, no Person shall be permitted to make an Acquisition, whether in a single transaction or series of related transactions, and any such purported Acquisition will be void ab initio, to the extent that after giving effect to such purported Acquisition (x) the purported acquiror or any other Person by reason of the purported acquiror’s Acquisition would become a Substantial Holder or (y) the Percentage Stock Ownership of a Person that, prior to giving effect to the purported Acquisition, is a Substantial Holder would be increased. The prior sentence is not intended to prevent the Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange, but such transaction, if prohibited by the prior sentence, shall nonetheless be a Prohibited Transfer.
(b) The restrictions set forth in Section 14.2(a) shall not apply to a proposed Transfer, and such Transfer shall be permitted notwithstanding anything to the contrary in Section 14.2(a), if the transferor or the transferee, upon providing at least fifteen (15) days prior written notice of such proposed Transfer to the Board, obtains the written approval or consent to the proposed Transfer from the Board. The Board will

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consider all factors it deems relevant with respect to the proposed Transfer, including whether the proposed Transfer, when considered alone or with other proposed or planned Transfers, will impair the Corporation’s Tax Benefits and may, within its discretion, determine whether to permit the proposed Transfer, or not to permit the proposed Transfer. The Board shall endeavor to inform the requesting party of its determination within ten (10) days after receiving such written notice; provided, however, that the failure of the Board to respond during such ten (10) day period shall not be deemed to be a consent to the Transfer. As a condition to granting its consent to the proposed Transfer, the Board may, in its discretion, require and/or obtain (at the expense of the transferor and/or transferee) such representations and/or agreements from the transferor and/or transferee, such opinions of counsel to be rendered by nationally recognized counsel or otherwise approved by the Board (which for the avoidance of doubt may include the regular counsel for the transferor or transferee), and such other advice, in each case as to such matters as the Board determines is appropriate. Notwithstanding the foregoing, the Board may also waive the restrictions imposed in this Article XIV, in whole or in part, with respect to a Transfer (whether or not advance notice thereof has been provided to the Board in accordance with this Section 14.2(b)) in circumstances where it determines, in its sole discretion, that granting such waiver (either prospectively or retroactively) either would be in the best interests of the stockholders of the Corporation taken as a whole or would not jeopardize the value or availability of the Tax Benefits.
Section 14.3 Treatment of Excess Securities.
(a) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee (the “Purported Transferee”) of a Prohibited Transfer shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof. Once the Excess Securities have been acquired in a Transfer that is in accordance with this Section 14.3 and is not a Prohibited Transfer, such Corporation Securities shall cease to be Excess Securities.
(b) If the Board determines that a Prohibited Transfer has occurred, such Prohibited Transfer and, if applicable, the recording of such Prohibited Transfer, shall, to the fullest extent permitted by law, be void ab initio and have no legal effect, and, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transfer from the Corporation with respect to the Excess Securities (the “Prohibited Distributions”), to an agent designated by the Board (the “Agent”). In the case of a Prohibited Transfer described in Section 14.2(a), the Agent shall thereupon sell to a buyer or buyers the Excess Securities transferred to it in one or more arm’s-length transactions (including over a national securities exchange on which the Corporation Securities may be traded, if possible); provided, however, that the Agent, in its sole discretion, shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender the Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required, to the fullest extent permitted by law, to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 14.3(c) if the Agent, rather than the Purported Transferee, had resold the Excess Securities.
(c) The Agent shall apply any proceeds or any other amounts received by it and in accordance with Section 14.3 as follows:
(i) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder;
(ii) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount actually paid by the Purported Transferee, for the Excess Securities (or in the case of any Prohibited Transfer by gift,

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devise or inheritance or any other Prohibited Transfer without consideration, the fair market value, (x) calculated on the basis of the closing market price for the Corporation Securities on the day before the Prohibited Transfer, (y) if the Corporation Securities are not listed or admitted to trading on any stock exchange but are traded in the over-the-counter market, calculated based upon the difference between the highest bid and lowest asked prices, as such prices are reported by the New York Stock Exchange through its NYSE system or any successor system on the day before the Prohibited Transfer or, if none, on the last preceding day for which such quotations exist or (z) if the Corporation Securities are neither listed nor admitted to trading on any stock exchange nor traded in the over-the counter market, then as determined in good faith by the Board, which amount (or fair market value) shall be determined at the discretion of the Board); and
(iii) third, any remaining amounts, subject to the limitations imposed by the following proviso, shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Code (or any comparable successor provision) (“Section 501(c)(3)”) selected by the Board; provided, however, that, if the Excess Securities (including any Excess Securities arising from a previous Prohibited Transfer not sold by the Agent in a prior sale or sales) represent a 4.99% or greater Percentage Stock Ownership interest in the Corporation, then such remaining amounts shall be paid to two or more organizations qualifying under Section 501 (c)(3) selected by the Board, such that no organization qualifying under Section 501(c)(3) shall possess Percentage Stock Ownership in the Corporation in excess of 4.98%.
(iv) The recourse of any Purported Transferee in respect of any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (ii) above. Except as may be required by law, in no event shall the proceeds of any sale of Excess Securities pursuant to this Article XIV inure to the benefit of the Corporation.
(d) If the Purported Transferee or the transferor fails to surrender the Excess Securities (as applicable) or the proceeds of a sale thereof to the Agent within thirty (30) days from the date on which the Corporation makes a demand pursuant to Section 14.3(b), then the Corporation shall use its best efforts to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender.
Section 14.4 Obligation to Provide Information. At the request of the Corporation, any Person which is a beneficial, legal or record holder of Corporation Securities, and any proposed transferor or transferee and any Person controlling, controlled by or under common control with the proposed transferor or transferee, shall provide such information as the Corporation may reasonably request as may be necessary from time to time in order to determine compliance with this Article XIV or the status of the Corporation’s Tax Benefits.
Section 14.5 Bylaws; Legends; Compliance.
(a) The bylaws of the Corporation may make appropriate provisions to effectuate the requirements of this Article XIV.
(b) Until the Restriction Release Date, all certificates representing Corporation Securities shall bear a conspicuous legend as follows:
“THE CERTIFICATE OF INCORPORATION CONTAINS RESTRICTIONS PROHIBITING TRANSFERS (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF COMMON STOCK (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF WARRIOR MET COAL, INC. IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A “5-PERCENT SHAREHOLDER” UNDER THE CODE AND SUCH REGULATIONS. IF THE TRANSFER IS PROHIBITED BY SUCH RESTRICTIONS, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER OF SECURITIES OF THE CORPORATION WITHIN THE MEANING OF DELAWARE LAW (“SECURITIES”) BUT WHICH TRANSFER OTHERWISE CONSTITUTES A TRANSFER PROHIBITED BY SUCH RESTRICTIONS, THE PURPORTED

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TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CERTIFICATE OF INCORPORATION SO AS TO EFFECTIVELY REVERSE THE INDIRECT, CONSTRUCTIVE OR OTHER TRANSFER PROHIBITED BY SUCH RESTRICTIONS. THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE, A COPY OF THE CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCE TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”
(c) The Corporation shall have the power to make appropriate notations upon its stock transfer records and instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article XIV for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system, and the Corporation shall provide notice of the restrictions on transfer and ownership to holders of uncertificated shares in accordance with applicable law.
(d) The Board shall have the power to determine all matters necessary for determining compliance with this Article XIV, including, without limitation, determining (i) the identification of Substantial Holders, (ii) whether a Transfer is a Prohibited Transfer, (iii) the Percentage Stock Ownership of any Substantial Holder or other Person, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to clause (ii) of Section 14.3(c) and (vi) any other matters that the Board determines to be relevant. The good faith determination of the Board on such matters shall be conclusive and binding for the purposes of this Article XIV. Any determination by the Board may be made prospectively or retroactively.

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EXHIBIT A-3
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
WARRIOR MET COAL, INC.
Warrior Met Coal, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:
FIRST: Article XIV, Section 14.1(p) of the Certificate of Incorporation of the Corporation be, and it hereby is, amended in its entirety to read as follows:
“(p) “Restriction Release Date” means the earliest of  (i) any date after the Effective Date if the Board in good faith determines that it is in the best interests of the Corporation and its stockholders for the ownership and transfer limitations set forth in this Article XIV to expire, (ii) the beginning of a taxable year of the Corporation as of which no Tax Benefits are available or (iii) April 19, 2023.”
SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
THIRD: This Certificate of Amendment shall be effective upon filing.
[Signature Page Follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer as of the 18th day of March, 2020.
By:

Name:
Title:

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EXHIBIT B-1
Warrior Met Coal, Inc.
and
Computershare Trust Company, N.A.
as Rights Agent
Rights Agreement
Dated as of February 14, 2020

B-1-1

B-1-2

RIGHTS AGREEMENT
Rights Agreement, dated as of February 14, 2020 (this “Agreement”), between Warrior Met Coal, Inc., a Delaware corporation (the “Company”) and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”).
RECITALS
WHEREAS, on February 13, 2020, the Board of Directors (the “Board”) of the Company adopted this Agreement, and has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the Close of Business (as defined in Section 1.5) on February 28, 2020 (the “Record Date”) and has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that is or shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1, respectively), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;
WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to use its net operating losses and certain other tax attributes (collectively, “NOLs”) for income tax purposes could be substantially limited or lost altogether; and
WHEREAS, the Company views its NOLs as a valuable asset of the Company, which is likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Company’s NOLs on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions.
For purposes of this Agreement, the following terms have the meanings indicated:
1.1. “Acquiring Person” shall mean, subject to Section 29 of this Agreement, any Person who or which becomes the Beneficial Owner (as defined in Section 1.3) of 4.99% or more of the Common Stock then outstanding, or any 5% Existing Holder (as defined hereinafter) who becomes the Beneficial Owner of one or more additional shares of Common Stock, but shall not include (i) an Exempt Person, (ii) any Person who or which becomes the Beneficial Owner of 4.99% or more of the Common Stock (or, in the case of a 5% Existing Holder, becomes the Beneficial Owner of one or more additional shares of Common Stock) solely as a result of equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, unless and until such time, in the case of this clause (ii), as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than any Common Stock acquired as described in this clause (ii)).
Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% or more of the Common Stock then outstanding (or, in the case of a 5% Existing Holder, which increases the proportionate number of shares of the Common Stock then outstanding Beneficially Owned by such 5% Existing Holder); provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more of the Common Stock then outstanding (or, in the case of a 5% Existing Holder, shall increase the proportionate number of shares of the Common Stock then outstanding Beneficially Owned by such 5% Existing Holder) solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial

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Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not Beneficially Own 4.99% or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of its Beneficial Ownership under this Agreement), and such Person divests as promptly as practicable or otherwise no longer Beneficially Owns a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Agreement.
1.2. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1.2, shall also include, with respect to any Person, any other Person (other than an Exempt Person or a 5% Existing Holder) whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code and Treasury Regulations (as defined hereinafter) promulgated thereunder.
1.3. A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities (i) such Person owns directly, indirectly or constructively (as determined for purposes of Section 382 of the Code, or any successor provision or replacement provision), including any deemed ownership for purposes of Section 382 of the Code (e.g., deemed ownership under Section 1.382-10(a) of the Treasury Regulations), (ii) such Person possesses (through any contract, arrangement, understanding, relationship, or otherwise (whether or not in writing)) the right to receive or power to direct the dividends from, or proceeds from the sale thereof, or (iii) of which such Person would otherwise be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Exchange Act. No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person. No Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to “Beneficially Own” pursuant to this Section 1.3 solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement.
1.4. “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
1.5. “Close of Business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.
1.6. “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.
1.7. “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and directors on the Board thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of

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funding other employee benefits for employees of the Company or any Subsidiary of the Company, (ii) any Person deemed to be an “Exempt Person” in accordance with Section 28, (iii) a Person who is a transferee from the estate of an Exempt Person and who receives Common Stock as a bequest or inheritance from such Exempt Person, but only so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock, (iv) any other Person whose Beneficial Ownership of 4.99% or more of the then-outstanding shares of Common Stock (or, in the case of a 5% Existing Holder, the number of shares of Common Stock initially Beneficially Owned by such 5% Existing on the date of the Announcement) will not, as determined by the Board in its sole discretion, jeopardize or endanger the value or availability to the Company of the NOLs; provided, however, that any Person deemed to be an “Exempt Person” pursuant to this subclause (iv) will cease to be an “Exempt Person” if the Board makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership upon the value or availability to the Company of its NOLs, (v) subject to the prior written consent of the Board, any underwriter, placement agent or initial purchaser that has acquired or holds Common Stock in connection with or as a result of any public offering or private placement of Common Stock, whether pursuant to a marketed transaction or block trade and (vi) if the Board has otherwise determined in good faith that such Person shall be an “Exempt Person.”
1.8. “5% Existing Holder” shall mean any Person who or which, together with all Affiliates and Associates of such Person, was immediately prior to the first public announcement to all stockholders of the adoption of this Agreement (the “Announcement”), the Beneficial Owner of 5.00% or more of the Common Stock then outstanding. Any 5% Existing Holder who, together with such 5% Existing Holder’s Affiliates and Associates, after the Announcement becomes the Beneficial Owner of less than 5.00% of the Common Stock then outstanding shall cease to be a 5% Existing Holder and shall be subject to all the provisions of this Agreement in the same manner as any Person who is not and was not a 5% Existing Holder.
1.9. “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust, syndicate or other entity (including, but not limited to, a group of persons making a “coordinated acquisition” of Common Stock or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations), and shall include any successor (by merger or otherwise) of such entity.
1.10. “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.
1.11. “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which an amount of voting securities, equity interests, and/or other ownership interests having a majority of the voting power is owned, of record or beneficially, directly or indirectly, by such Person.
1.12. “Treasury Regulations” U.S. Treasury Regulations promulgated under Section 382 of the Code.
1.13. A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

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1.14. The following terms shall have the meanings defined for such terms in the Sections set forth below:
Term	Section
Adjustment Shares	11.1.2
Agreement	Preamble
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
Common Stock Equivalent	11.1.3
Company	Preamble
Current Per Share Market Price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
Equivalent Preferred Stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exemption Request	28
Expiration Date	7.1
Final Expiration Date	7.1
NOLs	Recitals
Preferred Stock	Recitals
Purchase Price	4
Record Date	Recitals
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1
Section 2. Appointment of Rights Agent.
The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof  (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon ten (10) calendar days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall reasonably determine, provided that

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such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.
Section 3. Issuance of Right Certificates.
3.1. Rights Evidenced by Stock Certificates.   Until the earlier of  (i) the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the tenth (10th) Business Day after the date of the commencement of, or first public announcement of, the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of  (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii); provided, that the Company shall provide prompt written notice of any postponement under this sentence to the Rights Agent. Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent at the expense of the Company and upon receipt of all relevant information, including the names and addresses of all relevant holders if the Rights Agent is not also the transfer agent and registrar of the Common Stock) will send, by first-class, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.
3.2. Summary of Rights.   On the Record Date or as soon as practicable thereafter, the Company will send or cause to be sent a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock and Book Entry Shares outstanding as of the Close of Business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the Close of Business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.
3.3. New Certificates and Uncertificated Shares After Record Date.   Certificates for Common Stock which become outstanding after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

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This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Warrior Met Coal, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent thereunder), dated as of February 14, 2020, as the same may be amended from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As described in the Agreement, Rights which are owned by, transferred to or have been owned by Acquiring Persons or Associates or Affiliates thereof  (as such terms are defined in the Agreement) shall become null and void and will no longer be transferable.
With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.
Notwithstanding this Section 3.3, neither the omission of the legend, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4. Form of Right Certificates.   The Right Certificates (and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.
Section 5. Countersignature and Registration.   The Right Certificates shall be executed on behalf of the Company by the President and Chief Executive Officer, the Treasurer, the Corporate Secretary or any Vice President, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Corporate Secretary or any Assistant Secretary of the Company or by such other officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Agreement, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued

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hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.   Subject to the provisions of Sections 11.1.2 and 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.
Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s or the Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
7.1. Exercise of Rights.   Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of  (i) the Close of Business on February 14, 2023 (the “Final Expiration Date”), (ii) the Close of Business on the first anniversary of the date of entry into this Agreement, if stockholder approval of the Rights Agreement has not been received by or on such date, (iii) the time at which the Rights are redeemed as provided in Section 23, (iv) the time at which the Rights are exchanged as provided in Section 27, (v) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 of the Code, (vi) the effective date of the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary or desirable for the preservation of NOLs, or (vii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the last sentence of Section 1.3.

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7.2. Purchase.   The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $31.00, shall be subject to adjustment from time to time as provided in Sections 11 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.
7.3. Payment Procedures.   Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, by wired funds, certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon as soon as practicable (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.
7.4. Partial Exercise.   In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.
7.5. Full Information Concerning Ownership.   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.
Section 8. Cancellation and Destruction of Right Certificates.   All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9. Reservation and Availability of Capital Stock.   The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock (and, following the occurrence of a Trigger Event, out of its authorized and unissued

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Common Stock or other securities or out of its shares held in its treasury) the number of shares of Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
So long as the Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange or market upon official notice of issuance upon such exercise.
The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Stock upon the exercise of Rights, to register and qualify such Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9 and give the Rights Agent a copy of such announcement.
The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax is due.
Section 10. Preferred Stock Record Date.   Each person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the

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Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights.   The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
11.1. Post-Execution Events.
11.1.1. Corporate Dividends, Reclassifications, Etc.   In the event the Company shall, at any time after the date of this Agreement, (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Sections 11.1.1 and 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.
11.1.2. Acquiring Person Events; Triggering Events.   Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Agreement and in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the Current Per Share Market Price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Sections 3 or 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

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The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder.
11.1.3. Insufficient Shares.   The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Preferred Stock or fraction thereof such that the Current Per Share Market Price of one share of Preferred Stock multiplied by such number or fraction is equal to the Current Per Share Market Price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Stock, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “Common Stock Equivalent”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. The Company shall provide the Rights Agent with prompt reasonably detailed written notice of any determination under the previous sentence. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock would be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it temporarily suspends the exercisability of the Rights or when any such suspension is no longer in effect, and shall give the Rights Agent a copy of any public announcement under this Section 11.1.3. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the Current Per Share Market Price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “Common Stock Equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

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11.2. Dilutive Rights Offering.   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and shares of Equivalent Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock and shares of Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or shares of Equivalent Preferred Stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market Price and the denominator of which shall be the number of shares of Preferred Stock and shares of Equivalent Preferred Stock outstanding on such record date plus the number of additional Preferred Stock and/or shares of Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock and shares of Equivalent Preferred Stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
11.3. Distributions.   In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Stock (which dividend, for purposes of this Agreement, shall be subject to the provisions of Section 11.1.1(A) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Per Share Market Price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such Current Per Share Market Price of the Preferred Stock (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
11.4. Current Per Share Market Value.
11.4.1. General.   For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the

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Current Per Share Market Price of the Security is determined during any period following the announcement by the issuer of such Security of  (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “Current Per Share Market Price” shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “Current Per Share Market Price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
11.4.2. Preferred Stock.   Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “Current Per Share Market Price” of the Preferred Stock shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the Current Per Share Market Price of the Preferred Stock cannot be determined in the manner described in Section 11.4.1, the “Current Per Share Market Price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Per Share Market Price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Preferred Stock are so quoted and no such market maker is making a market in either the Common Stock or the Preferred Stock, “Current Per Share Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Agreement, the “Current Per Share Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the “Current Per Share Market Price” of one share of Preferred Stock divided by 1,000.
11.5. Insignificant Changes.   No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Preferred Stock or the nearest one-hundredth of a share of Common Stock or other share or security, as the case may be.
11.6. Shares Other Than Preferred Stock.   If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11.1, 11.2, 11.3, 11.5,

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11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.
11.7. Rights Issued Prior to Adjustment.   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
11.8. Effect of Adjustments.   Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-hundred thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
11.9. Adjustment in Number of Rights.   The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights (with prompt written notice thereof to the Rights Agent), indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
11.10. Right Certificates Unchanged.   Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.
11.11. Par Value Limitations.   Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or other such shares at such adjusted Purchase Price.
11.12. Deferred Issuance.   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Preferred Stock and shares of other capital stock or securities of the Company, if any,

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issuable upon such exercise over and above the Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
11.13. Reduction in Purchase Price.   Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any of the Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
11.14. Company Not to Diminish Benefits of Rights.   The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Sections 23, 26 or 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
11.15. Adjustment of Rights Associated with Common Stock.   Notwithstanding anything contained in this Agreement to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.
Section 12. Certificate of Adjusted Purchase Price or Number of Shares.   Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief, reasonably detailed statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
Section 13. [Reserved].
Section 14. Fractional Rights and Fractional Shares.
14.1. Cash in Lieu of Fractional Rights.   The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading

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Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
14.2. Cash in Lieu of Fractional Shares of Preferred Stock.   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the Current Per Share Market Price of one share of Preferred Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.
14.3. Cash in Lieu of Fractional Shares of Common Stock.   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.
14.4. Waiver of Right to Receive Fractional Rights or Shares.   The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.
14.5. Reliance by Rights Agent.   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.
Section 15. Rights of Action.   All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without

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the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Agreement, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of the Company.
Section 16. Agreement of Right Holders.   Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;
(b) as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate form of assignment and certificates, properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;
(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.
Section 17. Right Certificate Holder Not Deemed a Stockholder.   No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent.   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or to which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct

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must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder. This Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Agreement and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.
The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate for the Common Stock or for other securities of the Company (including in the case of uncertificated securities, by notation in book entry accounts reflecting ownership), instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.1 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.
Section 19. Merger or Consolidation or Change of Name of Rights Agent.   Any corporation, limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation, limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation, limited liability company or other entity succeeding to the stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation, limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20. Duties of Rights Agent.   The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, or, prior to the Distribution Date, Common Stock, by their acceptance thereof, shall be bound:
20.1. Legal Counsel.   The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company or an employee or legal counsel of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it and in accordance with such advice or opinion.

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20.2. Certificates as to Facts or Matters.   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person the Rights Agent reasonably believes to be any one of the President and Chief Executive Officer, the Treasurer, the Corporate Secretary or any Vice President of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for any action taken or suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate as set forth in this Section 20.2.
20.3. Standard of Care; Liability Limit.   The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.
20.4. Reliance on Agreement and Right Certificates.   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
20.5. No Responsibility as to Certain Matters.   The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for modification by or order of any court, tribunal, or governmental authority in connection with the foregoing, any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment in accordance with this Agreement); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.
The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.
The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.
20.6. Further Assurance by Company.   The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
20.7. Authorized Company Officers.   The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder and certificates delivered pursuant

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to any provision hereof from any person reasonably believed by the Rights Agent to be one of the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Corporate Secretary, the Controller or any Vice President, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such advice or instructions shall provide full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for any action taken or suffered to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent advice or instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
20.8. Freedom to Trade in Company Securities.   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or obtain a pecuniary interest in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
20.9. Reliance on Attorneys and Agents.   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of the Rights or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment thereof  (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
20.10. No Risk of Own Funds.   No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise any of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
20.11. Incomplete Certificate.   If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been properly completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 20.11.
20.12. Rights Holders List.   At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.
20.13. No Interest.   The Rights Agent shall have no responsibility to the Company, any holders of Rights or any holders of shares of Common Stock for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.
20.14. No Notice.   The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent

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must, in order to be effective, be received by the Rights Agent as specified in Section 25 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.
20.15. Signature Guarantee.   The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.
Section 21. Change of Rights Agent.   The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock and/or Preferred Stock, as applicable. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds (other than any funds owed to the Rights Agent or its Affiliates under this Agreement or under any other agreement or arrangement with the Company or its Affiliates), certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder (provided that the Rights Agent may keep copies of same in accordance with applicable law or its document retention policies or conventions), and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Preferred Stock, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates.   Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the

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Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company (including, but not limited to, any prejudice to the availability to the Company of the NOLs) or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23. Redemption.
23.1. Right to Redeem.   The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of  $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof  (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “Current Per Share Market Price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.
23.2. Redemption Procedures.   Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption (with prompt written notice of same to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give (at the Company’s expense), notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.
Section 24. Notice of Certain Events.   In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of  “Beneficial

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Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock and/or Common Stock, whichever shall be the earlier.
In case any event set forth in Section 11.1.2 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2, and (ii) all references in this Section 24 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
Section 25. Notices.   Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made when sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Warrior Met Coal, Inc.
16243 Highway 216
Brookwood, AL 35444
Attention: Chief Financial Officer
Fax: (205) 554-6011
Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made when sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attention: Client Services
Phone: (800) 736-3001
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock) shall be sufficiently given or made when sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given.
Section 26. Supplements and Amendments.   For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may

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deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Agreement that it has reasonably determined would adversely affect its own rights, duties, obligations or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.
Section 27. Exchange.
27.1. Exchange of Common Stock for Rights.   The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange (or any portion thereof that have not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.
27.2. Exchange Procedures.   Immediately upon the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange (with written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.
27.3. Insufficient Shares.   The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof  (or Equivalent Preferred

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Stock, as such term is defined in Section 11.2) such that the Current Per Share Market Price (determined pursuant to Section 11.4) of one share of Preferred Stock (or Equivalent Preferred Stock) multiplied by such number or fraction is equal to the Current Per Share Market Price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange. In the case of a substitution described in the immediately preceding sentence, instances of  “Common Stock” shall be replaced with “Preferred Stock” where applicable throughout Section 27 of this Agreement and any other provisions where appropriate to effect and properly reflect such substitution.
Section 28. Process to Seek Exemption.   Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) Beneficially Owning 4.99% or more of the then outstanding Common Stock (or, in the case of a 5% Existing Holder, shares of Common Stock in excess of the number of shares of Common Stock initially Beneficially Owned by such 5% Existing Holder on the date of the Announcement) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Corporate Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of a 5% Existing Holder, shares of Common Stock in excess of the number of shares of Common Stock initially Beneficially Owned by such 5% Existing Holder on the date of the Announcement) and the maximum number and percentage of shares of Common Stock that the Requesting Person (together with its Affiliates and Associates, and any person which could be aggregated with such Requesting Person as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations) proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof but first may request further information from such Requesting Person (e.g., information with respect to such Person or its proposed acquisition of Common Stock) in which case such determination shall be made as promptly as practicable (and, in any event, within five (5) Business Days) after receipt of the written response to such request; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the value or availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board and the making of certain representations or undertakings or agreements that any violation or attempted violation of such representations or undertakings will result in such consequences and subject the Requesting Person to such conditions as may be determined by the Board in its sole discretion), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto.
Section 29. Acquiring Person Status.   Notwithstanding the definition of  “Acquiring Person” under this Agreement, the Board may also determine that any Person is an “Acquiring Person” under this Agreement if such Person becomes the Beneficial Owner of 4.99% (by value) of the stock of the Company then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)). For purposes of this Section 29, the calculation of the number of shares of stock of the Company then outstanding for purposes of determining the percentage of such outstanding stock of the Company of which any Person is the Beneficial Owner shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.

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Section 30. Successors.   All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 31. Benefits of this Agreement.   Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).
Section 32. Determination and Actions by the Board.   Without limiting any of the rights and immunities of the Rights Agent under this Agreement, the Board shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to assume the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.
Section 33. Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 34. Governing Law.   This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 35. Counterparts.   This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 36. Descriptive Headings.   Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof
Section 37. Interpretation.   The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders.
Section 38. Force Majeure.   Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.
WARRIOR MET COAL, INC.
By:
/s/ Dale W. Boyles

Name:  Dale W. Boyles
Title:    Chief Financial Officer
COMPUTERSHARE TRUST COMPANY, N.A.,
as Rights Agent
By:
/s/ Shirley Nessralla

Name:  Shirley Nessralla
Title:    Vice President, Client Manager

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EXHIBIT B-2
AMENDMENT NO. 1
TO
RIGHTS AGREEMENT
This Amendment No. 1 (this “Amendment”) to the Rights Agreement is made and entered into as of March 4, 2022, by and between Warrior Met Coal, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Rights Agreement.
RECITALS:
WHEREAS, the Company and the Rights Agent have entered into that certain Rights Agreement, dated as of February 14, 2020 (the “Rights Agreement”);
WHEREAS, on March 4, 2022, the Board determined that it is in the best interests of the Company and its stockholders to amend the Rights Agreement on the terms set forth herein;
WHEREAS, pursuant to Section 26 of the Rights Agreement, so long as the Rights (as defined in the Rights Agreement) are still redeemable, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of the Rights Agreement in any respect in accordance with the provisions of such section, and as of the date hereof, the Rights are redeemable; and
WHEREAS, pursuant to the terms of the Rights Agreement and in accordance with Section 26 thereof, the Company has directed that the Rights Agreement be amended as set forth in this Amendment;
AGREEMENT:
NOW, THEREFORE, in consideration of the Recitals, the mutual covenants and agreements contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Rights Agreement as follows:
1.   Sections.   Section references herein shall refer to the applicable Section in the Rights Agreement.
2.   Amendments.
2.1   Section 7.1, Exhibit B (Form of Right Certificate) and Exhibit C (Summary of Rights) of the Rights Agreement are amended by deleting “February 14, 2023” where it appears and replacing it with “April 19, 2026.”
2.2   Section 7.2, Exhibit B (Form of Right Certificate) and Exhibit C (Summary of Rights) of the Rights Agreement are amended by deleting “$31.00” where it appears and replacing it with “$56.00.”
3.   No Further Amendments.   Except as expressly provided in this Amendment, all of the terms, covenants, agreements and conditions of the Rights Agreement shall remain in full force and effect.
4.   Counterparts.   This Amendment may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect, and enforceability as an original signature.
5.   Governing Law.   This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).
6.   Entire Agreement.   The Rights Agreement as amended by this Amendment contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes and is in full substitution for any and all prior oral or written agreements and understandings between them related to such

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subject matter, and neither party hereto shall be liable or bound to the other party hereto in any manner with respect to such subject matter by any covenants or agreements except as specifically set forth herein.
7.   Effective Date; Certification.   Upon the execution and delivery of a counterpart hereof by each of the parties hereto, this Amendment shall be deemed effective as of the date first written above (the “Amendment Effective Date”), as if executed on such date. The officer of the Company executing this Amendment hereby certifies to the Rights Agent that the amendments to the Rights Agreement set forth in this Amendment are in compliance with the terms of Section 26 of the Rights Agreement and the certification contained in this Section 7 shall constitute the certification required by Section 26 of the Rights Agreement.
[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
WARRIOR MET COAL, INC.
By:

Name:  Dale W. Boyles
Title:   Chief Financial Officer
COMPUTERSHARE TRUST COMPANY, N.A.
By:

Name:
Title:

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01 — Stephen D. Williams 04 — Walter J. Scheller, III 02 — Ana B. Amicarella 05 — Alan H. Schumacher 03 — J. Brett Harvey For Withhold For Withhold For Withhold 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03L3SC + + Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3, 4 A and 5 and AGAINST Proposal 6. 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 3. To approve the amendment to the Company’s Certificate of Incorporation in order to effect an additional three-year extension to the 382 Transfer Restriction Provisions. 1. To elect five director nominees to the Board of Directors. For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Warrior Met Coal, Inc. 2022 Annual Meeting Proxy Card For Against Abstain 4. To ratify an amendment to the Section 382 Rights Agreement designed to preserve the value of certain tax assets associated with NOLs under Section 382 of the Internal Revenue Code. 5. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022. 6. To consider, if properly presented at the annual meeting, a non-binding stockholder proposal concerning majority voting in uncontested director elections. You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/HCC or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/HCC Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters — here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/HCC Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — April 26, 2022 Stephen D. Williams and Kelli K. Gant, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Warrior Met Coal, Inc. to be held virtually on April 26, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all of the listed nominees as directors (Proposal 1), FOR the compensation of the Company’s named executive officers (Proposal 2), FOR the amendment to the Company’s Certificate of Incorporation in order to effect an additional three-year extension to the 382 Transfer Restriction Provisions (Proposal 3), FOR the ratification of an amendment to the Section 382 Rights Agreement designed to preserve the value of certain tax assets associated with NOLs under Section 382 of the Internal Revenue Code (Proposal 4), FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022 (Proposal 5) and AGAINST the consideration, if properly presented at the annual meeting, of a non-binding stockholder proposal concerning majority voting in uncontested director elections (Proposal 6). In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q C Non-Voting Items + + Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Proxy — Warrior Met Coal, Inc. The 2022 Annual Meeting of Stockholders of Warrior Met Coal, Inc. will be held on Tuesday, April 26, 2022, 9:00 A.M., Central Time. Virtual meeting link: www.meetnow.global/MV5FKK9 To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.